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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Institutional Funds



Annual Report

SEPTEMBER 30, 2009




[GE LOGO OMITTED]

GE Institutional Funds
--------------------------------------------------------------------------------

Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE ....................................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ...................................................     2

     S&P 500 Index Fund .................................................    10

     Core Value Equity Fund .............................................    21

     Premier Growth Equity Fund .........................................    28

     Small-Cap Equity Fund ..............................................    34

     International Equity Fund ..........................................    42

     Strategic Investment Fund ..........................................    49

     Income Fund ........................................................    70

     Money Market Fund ..................................................    81

NOTES TO SCHEDULES OF INVESTMENTS .......................................    86

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    88

     Notes to Financial Highlights ......................................    97

     Statements of Assets and Liabilities ...............................    98

     Statements of Operations ...........................................   100

     Statements of Changes in Net Assets ................................   102

     Notes to Financial Statements ......................................   106

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   121

TAX INFORMATION .........................................................   122

ADDITIONAL INFORMATION ..................................................   123

INVESTMENT TEAM .........................................................   126


This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                          September 30, 2009
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management's presentation thereof.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.


--------------------------------------------------------------------------------

U.S. Equity Fund                                                             Q&A
--------------------------------------------------------------------------------

[PHOTO OF GEORGE A. BICHER OMITTED]
SENIOR VICE PRESIDENT

[PHOTO OF STEPHEN V. GELHAUS OMITTED]
VICE PRESIDENT

[PHOTO OF THOMAS R. LINCOLN OMITTED]
SENIOR VICE PRESIDENT

[PHOTO OF PAUL C. REINHARDT OMITTED]
SENIOR VICE PRESIDENT


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, THOMAS R. LINCOLN, STEPHEN V. GELHAUS AND PAUL C. REINHARDT. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional U.S. Equity Fund returned -3.26% for the Investment Class shares and -2.89% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -6.91% and the Fund's Morningstar peer group of 2,067 Large Blend Funds returned an average of -5.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9th bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cash levels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.


Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A continued emphasis on high quality large cap stocks protected the Fund from the full effect of the period's market declines. In a macro-driven market, the Fund was well positioned from a sector

                                                                             Q&A
--------------------------------------------------------------------------------

     allocation perspective, maintaining an underweight in financials in the early innings of the credit crisis, but benefitting from an overweight as financials snapped back. The Fund navigated the crisis nimbly, underweighting credit-driven business models as the crisis unfolded (e.g., Citigroup -85% and Bank of America -50%), and adding to those financials we believed could take share and emerge from the recession as stronger competitors (e.g., Goldman Sachs +46%, and State Street -7% was also a relative winner in the industry). Our healthcare holdings got a boost from the take-out of Genentech -- an out-of-benchmark position -- which rallied 7% on Roche's acquisition bid. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings, including Freeport McMoRan (+22%), as investors began turning toward oversold commodities stocks. Finally, Bed Bath & Beyond (+20%) was a strong relative performer, as the company continued to take share of bankrupt competitor, Linens n' Things.

     On the other hand, Textron (-34%) was the Fund's greatest single-stock detractor. The aircraft and industrial company declined amid the sluggish economy and an overhang of woes in its financial subsidiary. We trimmed our position during the period to reflect Textron's changing risk-reward profile -- although the stock was showing fundamental improvement by period-end. Our worst performing sectors were telecommunications and technology. Overweighting wireless telecom companies hurt relative performance, as they generally lagged in the period's flight to quality. Not owning the traditional carriers hurt, however we continued to favor the long-term growth prospects of wireless companies over the traditional carriers. Within technology, underweighting outperforming computer hardware companies mitigated the stock selection strength among the balance of our technology holdings, including Qualcomm (+7%) and Intel (+8%).

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle, and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of price declines in quality financials stocks, initiating a financial sector overweight during the year. We reduced our holdings in healthcare and technology to fund this move, although technology remained the Fund's largest sector position. At September 30th, the Fund's largest overweights were in technology and financials, and the largest underweights were in consumer staples and industrials.

     Valuations for many companies remain attractive, even after the strong rebound from March through September. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,359.15                             2.19
     Service Class                   1,000.00                           1,311.14                             3.59
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.95                             1.88
     Service Class                   1,000.00                           1,021.96                             3.14
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS SHARES AND 0.62% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 35.91% FOR INVESTMENT CLASS SHARES, AND 31.11% FOR SERVICE CLASS SHARES.

U.S. Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Blend Group

Based on average annual total returns for the periods ended 9/30/09

                                     ONE YEAR        FIVE YEAR      TEN YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:         2,063           1,693          1,098
--------------------------------------------------------------------------------
Peer group average annual
   total return:                      -5.40%           1.09%         -0.31%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Large Blend




TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Microsoft Corp.                                                           3.16%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                             3.15%
--------------------------------------------------------------------------------
 Amgen Inc.                                                                2.98%
--------------------------------------------------------------------------------
 The Goldman Sachs Group, Inc                                              2.67%
--------------------------------------------------------------------------------
 State Street Corp.                                                        2.57%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                       2.55%
--------------------------------------------------------------------------------
 JPMorgan Chase & Co.                                                      2.32%
--------------------------------------------------------------------------------
 QUALCOMM Inc.                                                             2.25%
--------------------------------------------------------------------------------
 Transocean Ltd.                                                           2.19%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                                         2.08%
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $432,526
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Information Technology 21.4%
Financials 17.8%
Healthcare 13.5%
Energy 12.5%
Consumer Discretionary 9.1%
Consumer Staples 8.2%
Industrials 7.3%
Materials 3.3%
Telecommunication Services 3.1%
Short Term 2.1%
Utilities 1.7%
Other Investments 0.0%**


================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

               GE Institutional
               U.S. Equity Fund         S&P 500 Index
--------------------------------------------------------------------------------
09/99             $10,000.00             $10,000.00
09/00              11,270.04              11,324.36
09/01              9,299.10               8,305.46
09/02              7,692.15               6,603.67
09/03              9,284.06               8,217.61
09/04              10,235.19              9,357.64
09/05              11,247.48              10,504.08
09/06              12,559.78              11,638.07
09/07              14,692.61              13,551.63
09/08              12,102.37              10,573.55
09/09              11,707.90              9,843.18
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                       ONE        FIVE           TEN        ENDING VALUE OF A
                      YEAR        YEAR          YEAR      $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
U.S. Equity Fund      -3.26%       2.73%         1.59%          $11,708
--------------------------------------------------------------------------------
S&P 500 Index         -6.91%       1.02%        -0.16%          $ 9,843
================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                GE Institutional
                U.S. Equity Fund            S&P 500 Index
--------------------------------------------------------------------------------
01/03/01           $10,000.00                $10,000.00
09/01               8,477.20                  7,958.49
09/02               6,990.87                  6,327.80
09/03               8,415.90                  7,874.30
09/04               9,259.07                  8,966.71
09/05               10,150.94                 10,065.26
09/06               11,309.20                 11,151.87
09/07               13,195.10                 12,985.49
09/08               10,841.76                 10,131.82
09/09               10,528.28                 9,431.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------
                       ONE        FIVE         SINCE        ENDING VALUE OF A
                      YEAR        YEAR       INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
U.S. Equity Fund     -2.89%       2.60%        0.59%           $10,528
--------------------------------------------------------------------------------
S&P 500 Index        -6.91%       1.02%       -0.67%*          $ 9,432
================================================================================

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
**   LESS THAN 0.1%
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------

                                                                U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%+
--------------------------------------------------------------------------------


AEROSPACE & DEFENSE -- 2.6%

CAE, Inc. ........................   241,737  $  2,038,312
Hexcel Corp. .....................    67,415       771,228(a)
Honeywell International Inc. .....    70,512     2,619,521
ITT Corp. ........................    56,918     2,968,274
Rockwell Collins, Inc. ...........    28,836     1,464,869
United Technologies Corp. ........    23,009     1,401,938
                                                11,264,142

AUTOMOBILES -- 0.1%

Toyota Motor Corp. ADR ...........     4,782       375,722

BEVERAGES -- 3.5%

Brown-Forman Corp. (Class B) .....     2,558       123,347
Molson Coors Brewing
   Co. (Class B) .................    23,549     1,146,365
Pepsi Bottling Group, Inc. .......     9,612       350,261
PepsiCo, Inc. ....................   232,212    13,621,556
                                                15,241,529

BIOTECHNOLOGY -- 4.6%

Amgen Inc. .......................   213,839    12,879,523(a,h)
Gilead Sciences, Inc. ............   154,298     7,187,201(a)
                                                20,066,724

CAPITAL MARKETS -- 7.1%

Ameriprise Financial, Inc. .......    53,827     1,955,535
Morgan Stanley ...................    48,060     1,484,093
State Street Corp. ...............   211,295    11,114,117(e)
The Bank of New York
   Mellon Corp. ..................    91,314     2,647,193
The Charles Schwab Corp. .........   100,590     1,926,298
The Goldman Sachs Group, Inc .....    62,630    11,545,840
                                                30,673,076

CHEMICALS -- 1.5%

Air Products & Chemicals, Inc. ...     2,403       186,425
Monsanto Co. .....................    46,638     3,609,781
Potash Corp of
   Saskatchewan Inc. .............    12,015     1,085,435
Praxair, Inc. ....................    13,333     1,089,173
The Mosaic Company ...............     9,347       449,310
                                                 6,420,124

COMMERCIAL BANKS -- 1.0%

Regions Financial Corp. ..........    74,779       464,378
SunTrust Banks, Inc. .............    49,914     1,125,561


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
US Bancorp .......................    40,851   $   893,003
Wells Fargo & Co. ................    70,648     1,990,861
                                                 4,473,803

COMMERCIAL SERVICES & SUPPLIES -- 0.8%

Corrections Corporation
of America .......................    82,858     1,876,734(a)
Iron Mountain Inc. ...............    62,835     1,675,181(a)
                                                 3,551,915

COMMUNICATIONS EQUIPMENT -- 6.1%

Cisco Systems, Inc. ..............   468,435    11,026,960(a,h)
QUALCOMM Inc. ....................   216,332     9,730,613
Research In Motion Ltd. ..........    82,707     5,586,858(a)
                                                26,344,431

COMPUTERS & PERIPHERALS -- 3.2%

Hewlett-Packard Co. ..............   141,833     6,695,936
International Business
   Machines Corp. ................    61,428     7,347,403
                                                14,043,339

CONSUMER FINANCE -- 0.1%

Capital One Financial Corp. ......    14,607       521,908

DIVERSIFIED FINANCIAL SERVICES -- 5.4%

Bank of America Corp. ............   441,654     7,472,786
CME Group Inc. ...................    18,353     5,656,211
JPMorgan Chase & Co. .............   228,847    10,028,076
                                                23,157,073

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%

AT&T Inc. ........................   120,150     3,245,251
Verizon Communications Inc. ......    62,478     1,891,209
                                                 5,136,460

ELECTRIC UTILITIES -- 1.3%

Edison International .............    65,361     2,194,822
Entergy Corp. ....................    10,813       863,526
FPL Group, Inc. ..................    19,510     1,077,537
Northeast Utilities ..............    61,930     1,470,218
                                                 5,606,103

ELECTRICAL EQUIPMENT -- 0.8%

ABB Ltd. ADR .....................   124,956     2,504,118(a,h)
Emerson Electric Co. .............    18,786       752,943
                                                 3,257,061



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%

Corning Inc. .....................   139,786  $  2,140,124

ENERGY EQUIPMENT & SERVICES -- 5.1%

Halliburton Co. ..................    84,586     2,293,972
National Oilwell Varco, Inc. .....    30,278     1,305,890(a)
Schlumberger Ltd. ................   150,649     8,978,680
Transocean Ltd. ..................   110,627     9,461,927(a)
                                                22,040,469

FOOD & STAPLES RETAILING -- 0.3%

CVS Caremark Corp. ...............    30,759     1,099,327

FOOD PRODUCTS -- 1.4%

Archer-Daniels-Midland Co. .......    15,860       463,429
Kraft Foods Inc. (Class A) .......    59,002     1,549,983
McCormick & Company Inc. .........    90,323     3,065,563
Nestle S.A. ADR ..................    24,030     1,025,841
                                                 6,104,816

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.7%

Baxter International Inc. ........    18,937     1,079,598
Becton Dickinson & Co. ...........    18,263     1,273,844
Boston Scientific Corp. ..........   134,568     1,425,075(a)
Covidien Plc .....................   152,042     6,577,337
Hologic, Inc. ....................    82,064     1,340,926(a)
Medtronic, Inc. ..................    52,929     1,947,787
ResMed, Inc. .....................    51,562     2,330,602(a)
                                                15,975,169

HEALTHCARE PROVIDERS & SERVICES -- 2.5%

Aetna Inc. .......................    34,808       968,707(h)
Cardinal Health, Inc. ............    78,819     2,112,349
Express Scripts, Inc. ............    53,490     4,149,754(a)
McKesson Corp. ...................    11,534       686,850
UnitedHealth Group, Inc. .........   106,782     2,673,821
                                                10,591,481

HOTELS RESTAURANTS & LEISURE -- 0.5%

Carnival Corp. ...................    63,801     2,123,297

HOUSEHOLD PRODUCTS -- 1.8%

Kimberly-Clark Corp. .............     5,767       340,138
The Procter & Gamble Co. .........   130,265     7,544,949
                                                 7,885,087

INDUSTRIAL CONGLOMERATES -- 0.6%

Siemens AG ADR ...................     7,209       670,149
Textron, Inc. ....................    98,100     1,861,938
                                                 2,532,087
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
INSURANCE -- 3.4%

ACE Ltd. .........................    60,757  $  3,248,069
Aflac Inc. .......................    50,128     2,142,471
AON Corp. ........................    27,875     1,134,234
Hartford Financial Services
Group, Inc. ......................    13,457       356,610
MetLife, Inc. ....................    62,478     2,378,537
PartnerRe Ltd. ...................    17,324     1,332,909
Principal Financial Group, Inc. ..    33,642       921,454
Prudential Financial, Inc. .......    57,964     2,892,983
The Travelers Companies, Inc. ....     3,846       189,339
                                                14,596,606

INTERNET SOFTWARE & SERVICES -- 1.3%

Baidu, Inc ADR ...................     6,152     2,405,740(a)
Google Inc. (Class A) ............     6,867     3,405,002(a)
                                                 5,810,742

IT SERVICES -- 3.9%

Accenture PLC ....................     6,728       250,753(a)
Affiliated Computer Services, Inc.
   (Class A) .....................    34,498     1,868,757(a)
Cognizant Technology Solutions
   Corp. (Class A) ...............    44,406     1,716,736(a)
Metavante Technologies, Inc. .....    22,262       767,594(a)
Paychex, Inc. ....................    40,804     1,185,356
The Western Union Co. ............   404,161     7,646,726
Visa, Inc. (Class A) .............    52,115     3,601,668
                                                17,037,590

LIFE SCIENCES TOOLS & SERVICES -- 0.7%

Life Technologies Corp. ..........    29,592     1,377,508(a)
Thermo Fisher Scientific, Inc. ...    41,749     1,823,179(a)
                                                 3,200,687

MACHINERY -- 1.0%

Deere & Co. ......................    39,088     1,677,657
Eaton Corp. ......................    26,433     1,495,843
Navistar International Corp. .....    25,752       963,640(a)
                                                 4,137,140

MEDIA -- 4.5%

Comcast Corp. (Class A) ..........   170,639     2,743,875(h)
Liberty Global, Inc. (Series C) ..    71,516     1,606,249(a)
Liberty Media Corp -
   Entertainment (Series A) ......    77,977     2,425,864(a)
Omnicom Group Inc. ...............   183,210     6,767,777
The Walt Disney Co. ..............    55,269     1,517,687
Time Warner Inc. .................   156,195     4,495,292
                                                19,556,744


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
METALS & MINING -- 1.6%

Allegheny Technologies Inc. ......    72,891  $  2,550,456
Barrick Gold Corp. ...............    28,836     1,092,884
Freeport-McMoRan Copper &
Gold Inc. ........................    47,445     3,255,201
                                                 6,898,541

MULTILINE RETAIL -- 1.0%

Kohl's Corp. .....................    16,653       950,054(a)
Target Corp. .....................    72,571     3,387,614
                                                 4,337,668

MULTI-UTILITIES -- 0.4%

Dominion Resources, Inc. .........    52,866     1,823,877

OIL, GAS & CONSUMABLE FUELS -- 7.5%

Apache Corp. .....................    30,211     2,774,276
Chesapeake Energy Corp. ..........     7,690       218,396
Chevron Corp. ....................    47,113     3,318,169
Devon Energy Corp. ...............    58,031     3,907,227
Exxon Mobil Corp. ................   118,731     8,146,134(h)
Marathon Oil Corp. ...............   182,506     5,821,941
Occidental Petroleum Corp. .......    42,928     3,365,555
Southwestern Energy Co. ..........    55,510     2,369,167(a)
Suncor Energy Inc. ...............    65,752     2,272,389
                                                32,193,254

PAPER & FOREST PRODUCTS -- 0.3%

Weyerhaeuser Co. .................    28,836     1,056,839

PERSONAL PRODUCTS -- 0.1%

Alberto-Culver Co. ...............     9,488       262,628
Avon Products, Inc. ..............     9,612       326,424
                                                   589,052

PHARMACEUTICALS -- 2.0%

Abbott Laboratories ..............    14,418       713,258
Bristol-Myers Squibb Co. .........   195,577     4,404,394
Merck & Company Inc. .............    10,573       334,424
Pfizer Inc. ......................    44,215       731,758
Wyeth ............................    48,060     2,334,755
                                                 8,518,589

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc.
(Class A) ........................   113,046     1,327,160(a)

ROAD & RAIL -- 0.6%

Union Pacific Corp. ..............    47,710     2,783,878

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%

Intel Corp. ......................   355,859  $  6,964,161
Kla-Tencor Corp. .................     8,651       310,225
Microchip Technology Inc. ........    26,433       700,475
Nvidia Corp. .....................    19,224       288,937(a)
Taiwan Semiconductor
   Manufacturing
Company Ltd. ADR .................    33,810       370,558
Texas Instruments Inc. ...........    40,851       967,760
                                                 9,602,116

SOFTWARE -- 3.9%

Intuit, Inc. .....................    68,959     1,965,331(a)
Microsoft Corp. ..................   527,630    13,660,341(h)
Oracle Corp. .....................    50,463     1,051,649
                                                16,677,321

SPECIALTY RETAIL -- 2.9%

Bed Bath & Beyond, Inc. ..........   148,608     5,578,744(a,h)
Lowe's Companies, Inc. ...........   262,227     5,491,033
O'Reilly Automotive, Inc. ........     7,246       261,870(a)
Staples, Inc. ....................    56,063     1,301,783
                                                12,633,430

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

NIKE, Inc. (Class B) .............     3,845       248,772

TOBACCO -- 1.0%

Altria Group, Inc. ...............    24,030       427,974
Philip Morris
    International Inc. ...........    81,205     3,957,932
                                                 4,385,906

WIRELESS TELECOMMUNICATION SERVICES -- 1.9%

American Tower Corp. (Class A) ...    68,082     2,478,185(a)
NII Holdings, Inc. ...............   194,942     5,844,361(a)
                                                 8,322,546

TOTAL COMMON STOCK
   (COST $403,124,013) ...........             416,363,725

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.7%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund .....................    97,663     1,459,085(l)
Industrial Select Sector
   SPDR Fund .....................   216,661     5,706,851(l)

TOTAL EXCHANGE TRADED FUNDS
   (COST $10,127,593) ............               7,165,936


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                                   VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $110,730) ...............           $      74,189(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $413,362,336) ...........             423,603,850

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class, 0.06%
   (COST $8,922,034) .............               8,922,034(d,m)

TOTAL INVESTMENTS
   (COST $422,284,370) ...........             432,525,884


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.1)% .................                (305,968)
                                            --------------

NET ASSETS -- 100.0% .............          $  432,219,916
                                            ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional U.S.Equity Fund had the following long futures contracts open at September 30, 2009


                               NUMBER      CURRENT
                 EXPIRATION      OF        NOTIONAL     UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE      APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Emini
Index Futures   December 2009    43       $2,263,735     $4,401


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 Index Fund                                                           Q&A
--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER TO THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.


SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND JOHN TUCKER. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional S&P 500 Index Fund returned -6.51% for the Investment Class shares and -6.84% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -6.91% and the Fund's Morningstar peer group of 2,067 Large Blend Funds returned an average of -5.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the strength or the money to resist the sustained selling pressure during the final quarter of 2008. This continued during the first two months of 2009, but we did see sentiment shift in early March. A fresh retreat in volatility measures to their lowest levels since the Lehman collapse last September, as well as ample liquidity in the money markets, allowed for a spring rally. US equities saw mild corrections during every month of the third quarter, but negative momentum never accelerated, and dips were consistently followed by swift rebounds to fresh 2009 highs in broad equity averages. The S&P notched its seventh consecutive monthly gain, thus achieving two quarters in a row with returns north of 15%.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2009 the four largest sectors in the S&P 500 Index were information technology (18.7%), financials (15.2%), healthcare (13.1%), and energy (11.7%). The highest returning sector for the twelve-month period was information technology (+7.2%) followed by consumer discretionary (-2.2%). The lowest returning sectors were financials (-25.7%) and energy (-16.36%).

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Over the last twelve months there were 36 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,341.24                             1.00
     Service Class                   1,000.00                           1,339.50                             2.46
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.93                             0.86
     Service Class                   1,000.00                           1,022.96                             2.13
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.17% FOR INVESTMENT CLASS SHARES AND 0.42% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 34.12% FOR INVESTMENT CLASS SHARES, AND 33.95% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
S&P 500 Index Objective Peer Group
Based on average annual total returns for the periods ended 9/30/09

                                    ONE         THREE         FIVE          TEN
                                    YEAR         YEAR          YEAR         YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:     2,063        1,915         1,693        1,098
--------------------------------------------------------------------------------
Peer group average annual
   total return:                  -5.40%       -5.15%         1.09%       -0.31%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Large Blend


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Exxon Mobil Corp.                                                         3.47%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                           2.10%
--------------------------------------------------------------------------------
 General Electric Co.                                                      1.83%
--------------------------------------------------------------------------------
 JPMorgan Chase & Co.                                                      1.81%
--------------------------------------------------------------------------------
 The Procter & Gamble Co.                                                  1.77%
--------------------------------------------------------------------------------
 Johnson & Johnson                                                         1.76%
--------------------------------------------------------------------------------
 Apple Inc.                                                                1.74%
--------------------------------------------------------------------------------
 AT&T Inc.                                                                 1.67%
--------------------------------------------------------------------------------
 International Business Machines Corp.                                     1.65%
--------------------------------------------------------------------------------
 Bank of America Corp.                                                     1.54%
================================================================================



SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $36,226
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Information Technology 18.3%
Financials 15.0%
Health Care 12.9%
Energy 11.5%
Consumer Staples 11.3%
Industrials 9.9%
Consumer Discretionary 8.9%
Utilities 3.6%
Materials 3.5%
Telecommunication Services 3.1%
Short-Term 1.9%
Other Investments 0.1%

================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

               GE Institutional
              S&P 500 Index Fund         S&P 500 Index
--------------------------------------------------------------------------------
09/99            $10,000.00               $10,000.00
09/00             11,383.25                11,324.36
09/01              8,328.74                 8,305.46
09/02              6,601.33                 6,603.67
09/03              8,207.80                 8,217.61
09/04              9,325.30                 9,357.64
09/05             10,451.51                10,504.08
09/06             11,552.04                11,638.07
09/07             13,441.46                13,551.63
09/08             10,467.18                10,573.55
09/09              9,786.25                 9,843.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                       ONE       FIVE         TEN       ENDING VALUE OF A
                      YEAR       YEAR        YEAR     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund     -6.51%      0.97%      -0.22%         $9,786
--------------------------------------------------------------------------------
S&P 500 Index          -6.91%      1.02%      -0.16%         $9,843
================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                     GE Institutional
                    S&P 500 Index Fund             S&P 500 Index
--------------------------------------------------------------------------------
09/30/05               $10,000.00                   $10,000.00
12/05                   10,202.48                    10,209.46
03/06                   10,616.44                    10,638.65
06/06                   10,452.58                    10,485.44
09/06                   11,039.03                    11,079.57
12/06                   11,762.75                    11,821.78
03/07                   11,823.97                    11,897.61
06/07                   12,558.59                    12,644.76
09/07                   12,803.47                    12,901.30
12/07                   12,369.53                    12,471.45
03/08                   11,177.93                    11,293.58
06/08                   10,866.69                    10,985.62
09/08                    9,950.75                    10,066.13
12/08                    7,761.27                     7,857.29
03/09                    6,920.24                     6,992.06
06/09                    8,026.38                     8,105.83
09/09                    9,269.65                     9,370.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                        ONE       THREE       SINCE          ENDING VALUE OF A
                       YEAR       YEAR      INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund    -6.84%     -5.66%      -1.88%              $9,270
--------------------------------------------------------------------------------
S&P 500 Index         -6.91%     -5.43%      -1.61%*             $9,371
================================================================================

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.9%+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.7%

Boeing Co. .......................     2,800   $   151,620
General Dynamics Corp. ...........     1,500        96,900
Goodrich Corp. ...................       500        27,170
Honeywell International Inc. .....     2,850       105,877
ITT Corp. ........................       700        36,505
L-3 Communications
   Holdings, Inc. ................       450        36,144
Lockheed Martin Corp. ............     1,240        96,819
Northrop Grumman Corp. ...........     1,184        61,272
Precision Castparts Corp. ........       550        56,028
Raytheon Co. .....................     1,500        71,955
Rockwell Collins, Inc. ...........       600        30,480
United Technologies Corp. ........     3,600       219,348
                                                   990,118

AIR FREIGHT & LOGISTICS -- 1.0%

CH Robinson Worldwide, Inc. ......       600        34,650
Expeditors International
   of Washington, Inc. ...........       800        28,120
FedEx Corp. ......................     1,200        90,264
United Parcel Service, Inc.
   (Class B) .....................     3,800       214,586
                                                   367,620

AIRLINES -- 0.1%

Southwest Airlines Co. ...........     2,850        27,360

AUTO COMPONENTS -- 0.2%

Johnson Controls, Inc. ...........     2,200        56,232
The Goodyear Tire &
   Rubber Co. ....................     1,000        17,030(a)
                                                    73,262

AUTOMOBILES -- 0.3%

Ford Motor Co. ...................    12,214        88,063(a)
Harley-Davidson, Inc. ............       900        20,700
                                                   108,763

BEVERAGES -- 2.6%

Brown-Forman Corp. (Class B) .....       425        20,493
Coca-Cola Enterprises, Inc. ......     1,200        25,692
Constellation Brands,
   Inc. (Class A) ................       800        12,120(a)
Dr Pepper Snapple Group, Inc. ....     1,000        28,750(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Molson Coors Brewing Co.
   (Class B) .....................       600  $     29,208
Pepsi Bottling Group, Inc. .......       500        18,220
PepsiCo, Inc. ....................     5,910       346,681
The Coca-Cola Co. ................     8,800       472,560(h)
                                                   953,724

BIOTECHNOLOGY -- 1.7%

Amgen Inc. .......................     3,876       233,451(a)
Biogen Idec Inc. .................     1,100        55,572(a)
Celgene Corp. ....................     1,700        95,030(a)
Cephalon, Inc. ...................       340        19,802(a)
Genzyme Corp. ....................     1,000        56,730(a)
Gilead Sciences, Inc. ............     3,400       158,372(a)
                                                   618,957

BUILDING PRODUCTS -- 0.1%

Masco Corp. ......................     1,400        18,088

CAPITAL MARKETS -- 3.0%

Ameriprise Financial, Inc. .......       960        34,877
E*Trade Financial Corp. ..........     4,900         8,575(a)
Federated Investors, Inc.
   (Class B) .....................       300         7,911
Franklin Resources, Inc. .........       550        55,330
Invesco Ltd. .....................     1,500        34,140
Janus Capital Group, Inc. ........       600         8,508
Legg Mason, Inc. .................       600        18,618
Morgan Stanley ...................     5,200       160,576
Northern Trust Corp. .............       900        52,344
State Street Corp. ...............     1,900        99,940(e)
T Rowe Price Group, Inc. .........     1,000        45,700
The Bank of New York
   Mellon Corp. ..................     4,541       131,644
The Charles Schwab Corp. .........     3,600        68,940
The Goldman Sachs Group, Inc .....     1,946       358,745
                                                 1,085,848

CHEMICALS -- 2.0%

Airgas Inc. ......................       300        14,511(b)
Air Products & Chemicals, Inc. ...       800        62,064
CF Industries Holdings, Inc. .....       150        12,934
Eastman Chemical Co. .............       300        16,062
Ecolab Inc. ......................       900        41,607
EI Du Pont de Nemours & Co. ......     3,503       112,586
FMC Corp. ........................       300        16,875
International Flavors &
   Fragrances Inc. ...............       300        11,379
Monsanto Co. .....................     2,086       161,456
PPG Industries, Inc. .............       600        34,926
Praxair, Inc. ....................     1,150        93,944
Sigma-Aldrich Corp. ..............       500        26,990
The Dow Chemical Co. .............     4,394       114,552
                                                   719,886


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 2.8%

BB&T Corp. .......................     2,600  $     70,824
Comerica Inc. ....................       550        16,318
Fifth Third Bancorp ..............     3,119        31,595
First Horizon National Corp. .....       866        11,451(a)
Huntington Bancshares Inc. .......     2,278        10,729
Keycorp ..........................     3,400        22,100
M&T Bank Corp. ...................       300        18,696
Marshall & Ilsley Corp. ..........     1,498        12,089
PNC Financial Services
   Group, Inc. ...................     1,714        83,283
Regions Financial Corp. ..........     4,573        28,398
SunTrust Banks, Inc. .............     1,900        42,845
US Bancorp .......................     7,206       157,523
Wells Fargo & Co. ................    17,758       500,420
Zions Bancorporation .............       400         7,188
                                                 1,013,459

COMMERCIAL SERVICES & SUPPLIES -- 0.5%

Avery Dennison Corp. .............       400        14,404
Cintas Corp. .....................       500        15,155
Iron Mountain Inc. ...............       700        18,662(a)
Pitney Bowes Inc. ................       800        19,880
Republic Services, Inc. ..........     1,200        31,884
RR Donnelley & Sons Co. ..........       800        17,008
Stericycle, Inc. .................       300        14,535(a)
Waste Management, Inc. ...........     1,870        55,763
                                                   187,291

COMMUNICATIONS EQUIPMENT -- 2.7%

Ciena Corp. ......................       357         5,812(a)
Cisco Systems, Inc. ..............    22,000       517,880(a,h)
Harris Corp. .....................       500        18,800
JDS Uniphase Corp. ...............       850         6,043(a)
Juniper Networks, Inc. ...........     2,000        54,040(a)
Motorola, Inc. ...................     8,861        76,116
QUALCOMM Inc. ....................     6,300       283,374
Tellabs, Inc. ....................     1,600        11,072(a)
                                                   973,137

COMPUTERS & PERIPHERALS -- 5.6%

Apple Inc. .......................     3,404       630,999(a)
Dell Inc. ........................     6,700       102,242(a)
EMC Corp. ........................     7,662       130,560(a)
Hewlett-Packard Co. ..............     9,028       426,212
International Business
   Machines Corp. ................     4,990       596,854(h)
Lexmark International, Inc.
   (Class A) .....................       300         6,462(a)
NetApp, Inc. .....................     1,300        34,684(a)
QLogic Corp. .....................       500         8,600(a)
SanDisk Corp. ....................       900        19,530(a)
Sun Microsystems, Inc. ...........     2,950        26,815(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Teradata Corp. ...................       700   $    19,264(a)
Western Digital Corp. ............       800        29,224(a)
                                                 2,031,446

CONSTRUCTION & ENGINEERING -- 0.2%

Fluor Corp. ......................       680        34,578
Jacobs Engineering Group, Inc. ...       500        22,975(a)
Quanta Services, Inc. ............       700        15,491(a)
                                                    73,044

CONSTRUCTION MATERIALS -- 0.1%

Vulcan Materials Co. .............       500        27,035

CONSUMER FINANCE -- 0.7%

American Express Co. .............     4,500       152,550(h)
Capital One Financial Corp. ......     1,669        59,633
Discover Financial Services ......     2,050        33,271
SLM Corp. ........................     1,800        15,696(a)
                                                   261,150

CONTAINERS & PACKAGING -- 0.2%

Ball Corp. .......................       400        19,680
Bemis Company Inc. ...............       400        10,364
Owens-Illinois, Inc. .............       600        22,140(a)
Pactiv Corp. .....................       500        13,025(a)
Sealed Air Corp. .................       600        11,778
                                                    76,987

DISTRIBUTORS -- 0.1%

Genuine Parts Co. ................       600        22,836

DIVERSIFIED CONSUMER SERVICES -- 4.7%

Apollo Group, Inc. (Class A) .....       500        36,835(a)
DeVry, Inc. ......................       200        11,064
H&R Block Inc. ...................     1,300        23,894
Bank of America Corp. ............    32,907       556,786(h)
Citigroup Inc. ...................    49,413       239,159
CME Group Inc. ...................       255        78,588
IntercontinentalExchange, Inc. ...       295        28,671(a)
JPMorgan Chase & Co. .............    14,967       655,854
Leucadia National Corp. ..........       700        17,304
Moody's Corp. ....................       700        14,322
NYSE Euronext ....................     1,000        28,890
The NASDAQ OMX Group Inc. ........       500        10,525(a)
                                                 1,701,892

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%

AT&T Inc. ........................    22,431       605,861(h)
CenturyTel, Inc. .................     1,132        38,035
Frontier Communications Corp. ....     1,200         9,048


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Qwest Communications
International Inc. ...............     5,017  $     19,115
Verizon Communications Inc. ......    10,766       325,887
Windstream Corp. .................     1,718        17,403
                                                 1,015,349

ELECTRIC UTILITIES -- 2.0%

Allegheny Energy, Inc. ...........       600        15,912
American Electric Power
   Comapny Inc. ..................     1,740        53,923
Duke Energy Corp. ................     4,808        75,678
Edison International .............     1,200        40,296
Entergy Corp. ....................       800        63,888
Exelon Corp. .....................     2,550       126,531
FirstEnergy Corp. ................     1,131        51,709
FPL Group, Inc. ..................     1,600        88,368
Northeast Utilities ..............       700        16,618
Pepco Holdings, Inc. .............       700        10,416
Pinnacle West Capital Corp. ......       400        13,128
PPL Corp. ........................     1,400        42,476
Progress Energy, Inc. ............     1,075        41,990
The Southern Co. .................     3,000        95,010
                                                   735,943

ELECTRICAL EQUIPMENT -- 0.4%

Emerson Electric Co. .............     2,800       112,224
Rockwell Automation, Inc. ........       500        21,300
                                                   133,524

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%

Agilent Technologies, Inc. .......     1,355        37,710(a)
Amphenol Corp. (Class A) .........       700        26,376
Corning Inc. .....................     5,800        88,798
FLIR Systems, Inc. ...............       500        13,985(a)
Jabil Circuit, Inc. ..............       800        10,728
Molex Inc. .......................       550        11,484
                                                   189,081

ENERGY EQUIPMENT & SERVICES -- 1.8%

Baker Hughes Inc. ................     1,170        49,912
BJ Services Co. ..................     1,100        21,373
Cameron International Corp. ......       800        30,256(a)
Diamond Offshore Drilling, Inc. ..       270        25,790
ENSCO International Inc. .........       500        21,270
FMC Technologies, Inc. ...........       500        26,120(a)
Halliburton Co. ..................     3,345        90,716
Nabors Industries Ltd. ...........     1,100        22,990(a)
National Oilwell Varco, Inc. .....     1,600        69,008(a)
Rowan Companies, Inc. ............       400         9,228
Schlumberger Ltd. ................     4,600       274,160
Smith International, Inc. ........       800        22,960
                                                   663,783

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 2.8%

Costco Wholesale Corp. ...........     1,700 $      95,982
CVS Caremark Corp. ...............     5,481       195,891
Safeway Inc. .....................     1,600        31,552
SUPERVALU, Inc. ..................       789        11,882
Sysco Corp. ......................     2,200        54,670
The Kroger Co. ...................     2,400        49,536
Walgreen Co. .....................     3,800       142,386
Wal-Mart Stores, Inc. ............     8,200       402,538
Whole Foods Market, Inc. .........       600        18,294(a)
                                                 1,002,731

FOOD PRODUCTS -- 1.6%

Archer-Daniels-Midland Co. .......     2,408        70,362
Campbell Soup Co. ................       800        26,096
ConAgra Foods, Inc. ..............     1,600        34,688
Dean Foods Co. ...................       600        10,674(a)
General Mills, Inc. ..............     1,200        77,256
HJ Heinz Co. .....................     1,200        47,700
Hormel Foods Corp. ...............       300        10,656
Kellogg Co. ......................     1,000        49,230
Kraft Foods Inc. (Class A) .......     5,626       147,795
McCormick & Company Inc. .........       500        16,970
Sara Lee Corp. ...................     2,506        27,917
The Hershey Co. ..................       600        23,316
The JM Smucker Co. ...............       500        26,505
Tyson Foods, Inc. (Class A) ......     1,200        15,156
                                                   584,321

GAS UTILITIES -- 0.1%

EQT CORP. ........................       500        21,300
Nicor Inc. .......................       200         7,318
Questar Corp. ....................       600        22,536
                                                    51,154

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.9%

Baxter International Inc. ........     2,300       131,123
Becton Dickinson & Co. ...........       900        62,775
Boston Scientific Corp. ..........     5,839        61,835(a)
CareFusion Corp. .................       687        14,977(a)
CR Bard, Inc. ....................       350        27,514
DENTSPLY International Inc. ......       600        20,724
Hospira, Inc. ....................       600        26,760(a)
Intuitive Surgical, Inc. .........       140        36,715(a)
Medtronic, Inc. ..................     4,200       154,560
St Jude Medical, Inc. ............     1,300        50,713(a)
Stryker Corp. ....................     1,100        49,973
Varian Medical Systems, Inc. .....       500        21,065(a)
Zimmer Holdings, Inc. ............       790        42,226(a)
                                                   700,960


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 2.0%

Aetna Inc. .......................     1,700   $    47,311
AmerisourceBergen Corp. ..........     1,088        24,349
Cardinal Health, Inc. ............     1,375        36,850
CIGNA Corp. ......................     1,100        30,899
Coventry Health Care, Inc. .......       600        11,976(a)
DaVita Inc. ......................       400        22,656(a)
Express Scripts, Inc. ............     1,100        85,338(a)
Humana Inc. ......................       600        22,380(a)
Laboratory Corporation of
   America Holdings ..............       400        26,280(a)
McKesson Corp. ...................     1,044        62,170
Medco Health Solutions, Inc. .....     1,788        98,894(a)
Patterson Companies, Inc. ........       400        10,900(a)
Quest Diagnostics Inc. ...........       600        31,314
Tenet Healthcare Corp. ...........     1,600         9,408(a)
UnitedHealth Group, Inc. .........     4,500       112,680
WellPoint, Inc. ..................     1,800        85,248(a)
                                                   718,653

HEALTHCARE TECHNOLOGY -- 0.0%*

IMS Health Inc. ..................       688        10,561

HOTELS RESTAURANTS & LEISURE -- 1.5%

Carnival Corp. ...................     1,600        53,248
Darden Restaurants, Inc. .........       550        18,772
International Game Technology ....     1,200        25,776
Marriott International, Inc.
   (Class A) .....................       908        25,052
McDonald's Corp. .................     4,189       239,066
Starbucks Corp. ..................     2,800        57,820(a)
Starwood Hotels & Resorts
   Worldwide, Inc. ...............       700        23,121
Wyndham Worldwide Corp. ..........       727        11,865
Wynn Resorts Ltd. ................       300        21,267(a)
Yum! Brands, Inc. ................     1,700        57,392
                                                   533,379

HOUSEHOLD DURABLES -- 0.4%

Black & Decker Corp. .............       200         9,258
DR Horton, Inc. ..................     1,100        12,551
Fortune Brands, Inc. .............       600        25,788
Harman International
   Industries, Inc. ..............       200         6,776
KB Home ..........................       300         4,983
Leggett & Platt, Inc. ............       600        11,640
Lennar Corp. (Class A) ...........       600         8,550
Newell Rubbermaid Inc. ...........     1,115        17,494
Pulte Homes, Inc. ................     1,287        14,144
Snap-On Inc. .....................       200         6,952
The Stanley Works ................       300        12,807
Whirlpool Corp.                          271        18,959
                                                   149,902
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.5%

Clorox Co. .......................       500   $    29,410
Colgate-Palmolive Co. ............     1,900       144,932
Kimberly-Clark Corp. .............     1,600        94,368
The Procter & Gamble Co. .........    11,095       642,622
                                                   911,332

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%

Constellation Energy Group, Inc. .       700        22,659
Dynegy Inc. (Class A) ............     2,000         5,100(a)
The AES Corp. ....................     2,600        38,532(a)
                                                    66,291

INDUSTRIAL CONGLOMERATES -- 2.4%

General Electric Co. .............    40,300       661,726(k,h)
Textron, Inc. ....................       900        17,082
3M Co. ...........................     2,700       199,260
                                                   878,068

INSURANCE -- 2.6%

Aflac Inc. .......................     1,800        76,932
American International
   Group, Inc. ...................       531        23,422(a)
AON Corp. ........................     1,000        40,690
Assurant, Inc. ...................       400        12,824
Chubb Corp. ......................     1,300        65,533
Cincinnati Financial Corp. .......       638        16,582
Genworth Financial, Inc.
   (Class A) .....................     1,700        20,315
Hartford Financial Services
   Group, Inc. ...................     1,500        39,750
Lincoln National Corp. ...........     1,122        29,071
Loews Corp. ......................     1,405        48,121
Marsh & McLennan
   Companies, Inc. ...............     1,900        46,987
MBIA Inc. ........................       700         5,432(a)
MetLife, Inc. ....................     3,121       118,816
Principal Financial Group, Inc. ..     1,200        32,868
Prudential Financial, Inc. .......     1,800        89,838
The Allstate Corp. ...............     2,000        61,240
The Progressive Corp. ............     2,600        43,108
The Travelers Companies, Inc. ....     2,176       107,124
Torchmark Corp. ..................       300        13,029
Unum Group .......................     1,346        28,858
XL Capital Ltd. ..................     1,300        22,698
                                                   943,238

INTERNET & CATALOG RETAIL -- 0.4%

Amazon.com, Inc. .................     1,300       121,368(a)
Expedia, Inc. ....................       800        19,160(a)
                                                   140,528


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.8%

Akamai Technologies, Inc. ........       700     $  13,776(a)
eBay Inc. ........................     4,300       101,523(a)
Google Inc. (Class A) ............       915       453,703(a)
VeriSign, Inc. ...................       800        18,952(a)
Yahoo! Inc. ......................     4,500        80,145(a)
                                                   668,099

IT SERVICES -- 1.1%

Affiliated Computer Services, Inc.
(Class A) ........................       400        21,668(a)
Automatic Data Processing, Inc. ..     1,900        74,670
Cognizant Technology Solutions
   Corp. (Class A) ...............     1,100        42,526(a)
Computer Sciences Corp. ..........       600        31,626(a)
Convergys Corp. ..................       500         4,970(a)
Fidelity National Information
   Services, Inc. ................       700        17,857
Fiserv, Inc. .....................       600        28,920(a)
Mastercard Inc. (Class A) ........       380        76,817
Paychex, Inc. ....................     1,200        34,860
The Western Union Co. ............     2,550        48,246
Total System Services, Inc. ......       738        11,889
                                                   394,049

LEISURE EQUIPMENT & PRODUCTS -- 0.1%

Eastman Kodak Co. ................     1,100         5,258
Hasbro, Inc. .....................       450        12,488
Mattel, Inc. .....................     1,400        25,844
                                                    43,590

LIFE SCIENCES TOOLS & SERVICES -- 0.4%

Life Technologies Corp. ..........       685        31,887(a)
Millipore Corp. ..................       200        14,066(a)
PerkinElmer, Inc. ................       500         9,620
Thermo Fisher Scientific, Inc. ...     1,600        69,872(a)
Waters Corp. .....................       400        22,344(a)
                                                   147,789

MACHINERY -- 1.5%

Caterpillar Inc. .................     2,400       123,192
Cummins Inc. .....................       800        35,848
Danaher Corp. ....................       950        63,954
Deere & Co. ......................     1,600        68,672
Dover Corp. ......................       700        27,132
Eaton Corp. ......................       600        33,954
Flowserve Corp. ..................       200        19,708
Illinois Tool Works Inc. .........     1,500        64,065
PACCAR Inc. ......................     1,325        49,966
Pall Corp. .......................       400        12,912
Parker Hannifin Corp. ............       650        33,696
                                                   533,099
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MEDIA -- 2.6%

CBS Corp. (Class B) ..............     2,650    $   31,933
Comcast Corp. (Class A) ..........    10,988       185,587
Gannett Company Inc. .............       900        11,259
Interpublic Group of
Companies, Inc. ..................     1,900        14,288(a)
Meredith Corp. ...................       100         2,994
News Corp. (Class A) .............     8,500       101,915
Omnicom Group Inc. ...............     1,200        44,328
Scripps Networks Interactive, Inc.
   (Class A) .....................       400        14,780
The DIRECTV Group Inc. ...........     1,700        46,886(a)
The McGraw-Hill
   Companies, Inc. ...............     1,200        30,168
The New York Times Co.
   (Class A) .....................       500         4,060
The Walt Disney Co. ..............     7,100       194,966
The Washington Post Co.
   (Class B) .....................        20         9,362
Time Warner Cable Inc. ...........     1,299        55,974
Time Warner Inc. .................     4,583       131,899
Viacom, Inc. (Class B) ...........     2,250        63,090(a)
                                                   943,489

METALS & MINING -- 1.0%

AK Steel Holding Corp. ...........       400         7,892
Alcoa Inc. .......................     3,584        47,022
Allegheny Technologies Inc. ......       400        13,996
Freeport-McMoRan Copper &
   Gold Inc. .....................     1,574       107,992
Newmont Mining Corp. .............     1,900        83,638
Nucor Corp. ......................     1,200        56,412
Titanium Metals Corp. ............       300         2,877
United States Steel Corp. ........       580        25,735
                                                   345,564

MULTILINE RETAIL -- 0.9%

Big Lots, Inc. ...................       300         7,506(a)
Family Dollar Stores, Inc. .......       500        13,200
JC Penney Company Inc. ...........       900        30,375
Kohl's Corp. .....................     1,200        68,460(a)
Macy's, Inc. .....................     1,682        30,764
Nordstrom, Inc. ..................       600        18,324
Sears Holdings Corp. .............       229        14,956(a)
Target Corp. .....................     2,900       135,372
                                                   318,957

MULTI-UTILITIES -- 1.3%

Ameren Corp. .....................       800        20,224
Centerpoint Energy, Inc. .........     1,500        18,645
CMS Energy Corp. .................       900        12,060
Consolidated Edison, Inc. ........     1,000        40,940
Dominion Resources, Inc. .........     2,200        75,900


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
DTE Energy Co. ...................       600   $    21,084
Integrys Energy Group, Inc. ......       294        10,552
NiSource Inc. ....................     1,047        14,543
PG&E Corp. .......................     1,400        56,686
Public Service Enterprise
   Group Inc. ....................     1,900        59,736
SCANA Corp. ......................       400        13,960
Sempra Energy ....................       950        47,320
TECO Energy, Inc. ................       800        11,264
Wisconsin Energy Corp. ...........       400        18,068
Xcel Energy, Inc. ................     1,615        31,073
                                                   452,055

OFFICE ELECTRONICS -- 0.1%

Xerox Corp. ......................     3,400        26,316

OIL, GAS & CONSUMABLE FUELS -- 9.6%

Anadarko Petroleum Corp. .........     1,874       117,556
Apache Corp. .....................     1,262       115,889
Cabot Oil & Gas Corp. ............       400        14,300
Chesapeake Energy Corp. ..........     2,400        68,160
Chevron Corp. ....................     7,614       536,254
ConocoPhillips ...................     5,616       253,619
Consol Energy Inc. ...............       700        31,577
Denbury Resources, Inc. ..........       900        13,617(a)
Devon Energy Corp. ...............     1,678       112,980
El Paso Corp. ....................     2,783        28,721
EOG Resources, Inc. ..............       950        79,335
Exxon Mobil Corp. ................    18,316     1,256,661(h)
Hess Corp. .......................     1,150        61,479
Marathon Oil Corp. ...............     2,682        85,556
Massey Energy Co. ................       300         8,367
Murphy Oil Corp. .................       700        40,299
Noble Energy, Inc. ...............       700        46,172
Occidental Petroleum Corp. .......     3,100       243,040
Peabody Energy Corp. .............     1,000        37,220
Pioneer Natural Resources Co. ....       500        18,145
Range Resources Corp. ............       600        29,616
Southwestern Energy Co. ..........     1,300        55,484(a)
Spectra Energy Corp. .............     2,454        46,479
Sunoco, Inc. .....................       400        11,380
Tesoro Corp. .....................       500         7,490
The Williams Companies Inc. ......     2,100        37,527
Valero Energy Corp. ..............     2,100        40,719
XTO Energy Inc. ..................     2,157        89,127
                                                 3,486,769

PAPER & FOREST PRODUCTS -- 0.2%

International Paper Co. ..........     1,675        37,235
MeadWestvaco Corp. ...............       700        15,617
Weyerhaeuser Co. .................       745        27,304
                                                    80,156

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%

Avon Products, Inc. ..............     1,600     $  54,336
The Estee Lauder Companies Inc.
   (Class A) .....................       400        14,832
                                                    69,168

PHARMACEUTICALS -- 6.8%

Abbott Laboratories ..............     5,900       291,873(h)
Allergan, Inc. ...................     1,200        68,112
Bristol-Myers Squibb Co. .........     7,600       171,152
Eli Lilly & Co. ..................     3,800       125,514(h)
Forest Laboratories, Inc. ........     1,100        32,384(a)
Johnson & Johnson ................    10,468       637,397(h)
King Pharmaceuticals, Inc. .......       966        10,404(a)
Merck & Company Inc. .............     8,000       253,040
Mylan Inc. .......................     1,200        19,212(a)
Pfizer Inc. ......................    25,669       424,822(h)
Schering-Plough Corp. ............     6,200       175,150
Watson Pharmaceuticals, Inc. .....       400        14,656(a)
Wyeth ............................     5,100       247,758(h)
                                                 2,471,474

PROFESSIONAL SERVICES -- 0.2%

Dun & Bradstreet Corp. ...........       200        15,064
Equifax Inc. .....................       500        14,570
Monster Worldwide, Inc. ..........       500         8,740(a)
Robert Half International Inc. ...       600        15,012
                                                    53,386

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 1.1%

Apartment Investment &
   Management Co. (Class A)
(REIT) ...........................       605         8,924
AvalonBay Communities, Inc.
   (REIT) ........................       345        25,092
Boston Properties, Inc. (REIT) ...       500        32,775
Developers Diversified Realty
   Corp. (REIT) ..................        36           333
Equity Residential (REIT) ........     1,000        30,700
HCP, Inc. (REIT) .................     1,100        31,614
Health Care REIT, Inc. (REIT) ....       400        16,648
Host Hotels & Resorts,
   Inc. (REIT) ...................     2,100        24,717
Kimco Realty Corp. (REIT) ........     1,400        18,256
Plum Creek Timber Company, Inc.
   (REIT) ........................       600        18,384
ProLogis (REIT) ..................     1,600        19,072
Public Storage (REIT) ............       490        36,868
Simon Property Group,
   Inc. (REIT) ...................     1,041        72,276
Ventas, Inc. (REIT) ..............       600        23,100
Vornado Realty Trust (REIT) ......       631        40,643
                                                   399,402


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

CB Richard Ellis Group, Inc.
(Class A) ........................       900    $   10,566(a)

ROAD & RAIL -- 0.9%

Burlington Northern
Santa Fe Corp. ...................     1,050        83,822
CSX Corp. ........................     1,500        62,790
Norfolk Southern Corp. ...........     1,400        60,354
Ryder System, Inc. ...............       200         7,812
Union Pacific Corp. ..............     1,890       110,282
                                                   325,060

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

Advanced Micro Devices, Inc. .....     2,400        13,584(a)
Altera Corp. .....................     1,000        20,510
Analog Devices, Inc. .............     1,100        30,338
Applied Materials, Inc. ..........     4,900        65,660
Broadcom Corp. (Class A) .........     1,600        49,104(a)
Intel Corp. ......................    21,300       416,841(h)
Kla-Tencor Corp. .................       600        21,516
Linear Technology Corp. ..........       800        22,104
LSI Corp. ........................     2,500        13,725(a)
MEMC Electronic Materials, Inc. ..       900        14,967(a)
Microchip Technology Inc. ........       700        18,550
Micron Technology, Inc. ..........     3,000        24,600(a)
National Semiconductor Corp. .....       800        11,416
Novellus Systems, Inc. ...........       400         8,392(a)
Nvidia Corp. .....................     2,100        31,563(a)
Teradyne, Inc. ...................       700         6,475(a)
Texas Instruments Inc. ...........     4,900       116,081
Xilinx, Inc. .....................     1,000        23,420
                                                   908,846

SOFTWARE -- 3.9%

Adobe Systems Inc. ...............     2,000        66,080(a)
Autodesk, Inc. ...................       900        21,420(a)
BMC Software, Inc. ...............       700        26,271(a)
CA, Inc. .........................     1,450        31,886
Citrix Systems, Inc. .............       700        27,461(a)
Compuware Corp. ..................     1,000         7,330(a)
Electronic Arts, Inc. ............     1,200        22,860(a)
Intuit, Inc. .....................     1,200        34,200(a)
McAfee, Inc. .....................       600        26,274(a)
Microsoft Corp. ..................    29,400       761,166(h)
Novell, Inc. .....................     1,400         6,314(a)
Oracle Corp. .....................    14,807       308,578
Red Hat, Inc. ....................       700        19,348(a)
Salesforce.com, Inc. .............       400        22,772(a)
Symantec Corp. ...................     3,059        50,382(a)
                                                 1,432,342

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%

Abercrombie & Fitch Co.
   (Class A) .....................       300    $    9,864
AutoNation, Inc. .................       468         8,461(a)
AutoZone, Inc. ...................       120        17,546(a)
Bed Bath & Beyond, Inc. ..........     1,000        37,540(a)
Best Buy Company Inc. ............     1,250        46,900
GameStop Corp. (Class A) .........       600        15,882(a)
Home Depot, Inc. .................     6,500       173,160
Lowe's Companies, Inc. ...........     5,700       119,358
Ltd Brands, Inc. .................     1,026        17,432
Office Depot, Inc. ...............     1,100         7,282(a)
O'Reilly Automotive, Inc. ........       500        18,070(a)
RadioShack Corp. .................       500         8,285
Staples, Inc. ....................     2,650        61,533
The Gap Inc. .....................     1,862        39,847
The Sherwin-Williams Co. .........       400        24,064
Tiffany & Co. ....................       500        19,265
TJX Companies, Inc. ..............     1,600        59,440
                                                   683,929

TEXTILES APPAREL & LUXURY GOODS -- 0.5%

Coach, Inc. ......................     1,200        39,504
NIKE, Inc. (Class B) .............     1,500        97,050
Polo Ralph Lauren Corp.
   (Class A) .....................       200        15,324
VF Corp. .........................       350        25,350
                                                   177,228

THRIFTS & MORTGAGE FINANCE -- 0.1%

Hudson City Bancorp, Inc. ........     1,900        24,985
People's United Financial, Inc. ..     1,200        18,672
                                                    43,657

TOBACCO -- 1.6%

Altria Group, Inc. ...............     7,900       140,699(h)
Lorillard, Inc. ..................       616        45,769
Philip Morris International Inc. .     7,400       360,676
Reynolds American Inc. ...........       600        26,712
                                                   573,856

TRADING COMPANIES & DISTRIBUTORS -- 0.1%

Fastenal Co. .....................       500        19,350
WW Grainger, Inc. ................       250        22,340
                                                    41,690

WIRELESS TELECOMMUNICATION SERVICES -- 0.3%

American Tower Corp. (Class A) ...     1,500        54,600(a)
MetroPCS Communications, Inc. ....       900         8,424(a)
Sprint Nextel Corp. (Series 1) ...    11,101        43,849(a)
                                                   106,873

TOTAL COMMON STOCK
   (COST $44,096,589) ............              35,498,110



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                                   VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $41,407) .................            $    27,743(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $44,137,996) .............             35,525,853

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class, 0.06% .....                616,291(d,m)


                                  PRINCIPAL
                                     AMOUNT
--------------------------------------------------------------------------------
Money Market Obligation Trust
0.21%       12/31/30 ..............  $10,769        10,769(q)

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bill
0.11%       12/10/09 ..............   73,000        72,993(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $700,039) ................                700,053


TOTAL INVESTMENTS
   (COST $44,838,035) .............             36,225,906


OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% ....................                 45,420
                                               -----------

NET ASSETS -- 100.0% ..............            $36,271,326
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional S&P 500 Index had the following long futures contracts open at September 30, 2009


                                     NUMBER       CURRENT
                   EXPIRATION          OF         NOTIONAL     UNREALIZED
DESCRIPTION           DATE         CONTRACTS       VALUE      APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Emini
Index Futures      December 2009       15        $789,675        $11,738
--------------------------------------------------------------------------------


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Core Value Equity Fund                                                       Q&A
--------------------------------------------------------------------------------

[PHOTO OF STEPHEN V. GELHAUS OMITTED]
VICE PRESIDENT

[PHOTO OF PAUL C. REINHARDT OMITTED]
SENIOR VICE PRESIDENT


THE CORE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Core Value Equity Fund returned -5.27% for the Investment Class shares and -5.50% for the Service Class shares. The S&P 500 Index, the Fund's benchmark, returned -6.91% and the Fund's Morningstar peer group of 2,067 Large Blend Funds returned an average of -5.40% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9th bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cashlevels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.


Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In a period where financials dominated the headlines, these volatile stocks had a neutral effect on Fund performance, neither contributing nor detracting from relative returns. Stock selection in health care and materials sectors were the Fund's primary performance drivers. Amid the rising possibility of deflation in health care, as the Obama administration came in promising sweeping reforms, careful navigation of the volatile sector bolstered the Fund's returns. In particular, owning Wyeth (+35%) upon the $68 billion takeover bid by Pfizer helped, as

Core Value Equity Fund                                                       Q&A
--------------------------------------------------------------------------------

     did a 16% rally in Bristol-Myers Squibb. The strength in these two health care stocks more than offset a 23% drop in Cardinal Health. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings, including Freeport McMoRan (+22%). Commodities became very oversold when global economic activity slowed in the last quarter of 2008, but certain metals bounced back nicely when green shoots emerged as the year progressed. Outperformance in consumer staples was driven by a 25% rally in Pepsi Bottling Group due to PepsiCo's takeover bid. PepsiCo owns 33% of Pepsi Bottling and it reportedly intends to acquire the rest of the company. Also within staples, underweighting the more defensive food retailers and selected household products companies helped performance as investors embraced risk assets during the rally in the second half of the period.

     The greatest performance drags came from within the two best-performing S&P 500 sectors: technology and consumer discretionary. Slight underweights in both sectors pressured relative returns. Within technology, not owning Apple (+63%) pressured results, although a lofty valuation kept Apple from candidacy for inclusion in the Fund. Within consumer discretionary, some of our media holdings underperformed. Textron (-34%) was the Fund's greatest single-stock detractor. The aircraft and industrial company declined amid the sluggish economy and an overhang of woes in its financial subsidiary. We trimmed our position during the period to reflect Textron's changing risk-reward profile -- although the stock was showing fundamental improvement by year-end.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes will be market share winners in the ongoing difficult economic environment. During the period, we have added to holdings in certain financial companies with strong balance sheets, robust risk management capabilities, solid capital structures, and industry leadership. As of September 30, 2009, our bottom-up process had resulted in financials as our top sector overweight, with an emphasis on custody banks, investment banks and quality insurers. We also took advantage of values within the energy and materials sectors to increase our weighting in commodity-oriented companies during the period. During the year, the Fund became underweight in consumer staples and increased its underweight in health care, seeing better opportunities for appreciation outside these classically defensive sectors. We also decreased our exposure to technology and consumer discretionary companies, after a period of strong relative sector performance -- although the portfolio is constructed on a stock-by-stock, bottom-up basis.

Core Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,341.58                             2.47
     Service Class                   1,000.00                           1,339.01                             3.93
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.71                             2.13
     Service Class                   1,000.00                           1,021.71                             3.40
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% FOR INVESTMENT CLASS SHARES AND 0.67% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 34.16% FOR INVESTMENT CLASS SHARES, AND 33.90% FOR SERVICE CLASS SHARES.

Core Value Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Blend Group
Based on average annual total returns for the periods ended 9/30/09

                                       ONE YEAR      THREE YEAR      FIVE YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:           2,063          1,915          1,693
--------------------------------------------------------------------------------
Peer group average annual
   total return:                        -5.40%         -5.15%          1.09%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Large Blend


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 International Business Machines Corp.                              3.09%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                      2.81%
--------------------------------------------------------------------------------
 The Procter & Gamble Co.                                           2.66%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                    2.62%
--------------------------------------------------------------------------------
 JPMorgan Chase & Co.                                               2.56%
--------------------------------------------------------------------------------
 Time Warner Inc.                                                   2.54%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                                  2.43%
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                                2.15%
--------------------------------------------------------------------------------
 Bank of America Corp.                                              2.05%
--------------------------------------------------------------------------------
 Omnicom Group Inc.                                                 2.01%
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $122,844
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Financials 19.1%
Information Technology 15.7%
Energy 12.8%
Consumer Staples 11.5%
Health Care 10.6%
Industrials 8.9%
Consumer Discretionary 7.8%
Materials 4.1%
Telecommunication Services 3.6%
Utilities 3.2%
Short-Term 2.7%
Other Investments 0.0%**


================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                       GE Institutional
                    Core Value Equity Fund             S&P 500 Index
--------------------------------------------------------------------------------
02/02/00                 $10,000.00                     $10,000.00
09/00                     10,389.99                      10,377.68
09/01                      8,763.60                       7,611.15
09/02                      7,304.47                       6,051.63
09/03                      8,774.53                       7,530.64
09/04                      9,948.62                       8,575.37
09/05                     11,091.16                       9,625.97
09/06                     12,468.38                      10,665.16
09/07                     14,830.36                      12,418.76
09/08                     12,602.84                       9,689.63
09/09                     11,939.12                       9,020.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 02/02/00)
--------------------------------------------------------------------------------
                   ONE     THREE     FIVE      SINCE        ENDING VALUE OF A
                   YEAR     YEAR     YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Core Value
   Equity Fund    -5.27%   -1.44%    3.72%     1.85%            $11,939
--------------------------------------------------------------------------------
S&P 500 Index     -6.91%   -5.43%    1.02%    -1.06%*           $ 9,020
================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                     GE Institutional
                   Core Value Equity Fund          S&P 500 Index
--------------------------------------------------------------------------------
09/30/05                $10,000.00                  $10,000.00
12/05                    10,140.52                   10,209.46
03/06                    10,590.34                   10,638.65
06/06                    10,541.45                   10,485.44
09/06                    11,216.18                   11,079.57
12/06                    11,959.26                   11,821.78
03/07                    12,066.62                   11,897.61
06/07                    12,925.45                   12,644.76
09/07                    13,311.93                   12,901.30
12/07                    13,199.80                   12,471.45
03/08                    11,985.89                   11,293.58
06/08                    12,044.81                   10,985.62
09/08                    11,290.54                   10,066.13
12/08                     8,893.56                    7,857.29
03/09                     7,968.43                    6,992.06
06/09                     9,325.28                    8,105.83
09/09                    10,669.80                    9,370.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                   ONE         THREE         SINCE        ENDING VALUE OF A
                  YEAR         YEAR        INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Core Value
   Equity Fund   -5.50%        1.65%         1.63%             $10,670
--------------------------------------------------------------------------------
S&P 500 Index    -6.91%       -5.43%        -1.61%*            $ 9,371
================================================================================

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
**   LESS THAN 0.1%
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                             CORE VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.9%+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.8%

Honeywell International Inc. ......   31,753   $ 1,179,624
ITT Corp. .........................   24,399     1,272,408
Rockwell Collins, Inc. ............   20,054     1,018,743
                                                 3,470,775

AUTOMOBILES -- 0.2%

Toyota Motor Corp. ADR ............    3,269       256,845

BEVERAGES -- 3.7%

Molson Coors Brewing Co.
   (Class B) ......................   16,377       797,232
Pepsi Bottling Group, Inc. ........    6,680       243,419
PepsiCo, Inc. .....................   58,825     3,450,675(h)
                                                 4,491,326

BIOTECHNOLOGY -- 1.8%

Amgen Inc. ........................   36,765     2,214,356(a,h)

CAPITAL MARKETS -- 6.2%

Ameriprise Financial, Inc. ........   37,432     1,359,905
Morgan Stanley ....................   33,423     1,032,102
State Street Corp. ................   26,737     1,406,366(e)
The Bank of New York
   Mellon Corp. ...................   63,503     1,840,952
The Charles Schwab Corp. ..........   40,107       768,049
The Goldman Sachs Group, Inc ......    6,684     1,232,195
                                                 7,639,569

CHEMICALS -- 0.7%

Air Products & Chemicals, Inc. ....    1,671       129,636
Potash Corp of
   Saskatchewan Inc. ..............    8,356       754,881
                                                   884,517

COMMERCIAL BANKS -- 1.6%

US Bancorp ........................   28,409       621,021
Wells Fargo & Co. .................   49,133     1,384,568
                                                 2,005,589

COMMUNICATIONS EQUIPMENT -- 0.9%

Cisco Systems, Inc. ...............   46,790     1,101,437(a,h)

COMPUTERS & PERIPHERALS -- 5.3%

Hewlett-Packard Co. ...............   55,816     2,635,073
International Business
   Machines Corp. .................   31,754     3,798,096(h)
                                                 6,433,169

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.6%

Bank of America Corp. .............  148,804   $ 2,517,764
JPMorgan Chase & Co. ..............   71,859     3,148,861
                                                 5,666,625

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%

AT&T Inc. .........................   83,558     2,256,902
Verizon Communications Inc. .......   43,450     1,315,232
                                                 3,572,134

ELECTRIC UTILITIES -- 2.1%

Edison International ..............   45,455     1,526,379
Entergy Corp. .....................    7,521       600,627
Northeast Utilities ...............   20,055       476,106
                                                 2,603,112

ELECTRICAL EQUIPMENT -- 1.4%

ABB Ltd. ADR ......................   86,899     1,741,456(a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%

Corning Inc. ......................   61,164       936,421

ENERGY EQUIPMENT & SERVICES -- 4.2%

Halliburton Co. ...................   58,824     1,595,307
National Oilwell Varco, Inc. ......   21,057       908,188(a)
Schlumberger Ltd. .................   23,396     1,394,402
Transocean Ltd. ...................   14,370     1,229,066(a)
                                                 5,126,963

FOOD & STAPLES RETAILING -- 0.6%

CVS Caremark Corp. ................   21,395       764,657

FOOD PRODUCTS -- 2.7%

Archer-Daniels-Midland Co. ........   11,030       322,297
Kraft Foods Inc. (Class A) ........   31,750       834,073
McCormick & Company Inc. ..........   43,116     1,463,357
Nestle S.A. ADR ...................   16,711       713,393
                                                 3,333,120

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.7%

Baxter International Inc. .........    4,345       247,708
Becton Dickinson & Co. ............   12,701       885,895
Boston Scientific Corp. ...........   93,580       991,012(a)
Covidien Plc ......................   26,765     1,157,854
                                                 3,282,469

HEALTHCARE PROVIDERS & SERVICES -- 1.6%

Cardinal Health, Inc. .............   54,815     1,469,042
McKesson Corp. ....................    8,021       477,650
                                                 1,946,692


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.9%

Kimberly-Clark Corp. ..............    4,010  $    236,510
The Procter & Gamble Co. ..........   56,490     3,271,901
                                                 3,508,411

INDUSTRIAL CONGLOMERATES -- 0.4%

Siemens AG ADR ....................    5,013       466,008

INSURANCE -- 6.3%

ACE Ltd. ..........................   36,765     1,965,457
AON Corp. .........................   19,385       788,776
Hartford Financial Services
   Group, Inc. ....................    9,359       248,014
MetLife, Inc. .....................   43,449     1,654,103
PartnerRe Ltd. ....................   12,009       923,972
Principal Financial Group, Inc. ...   23,399       640,899
Prudential Financial, Inc. ........   28,076     1,401,273
The Travelers Companies, Inc. .....    2,553       125,684
                                                 7,748,178

IT SERVICES -- 2.5%

Accenture PLC .....................    4,680       174,424(a)
Affiliated Computer Services, Inc.
   (Class A) ......................   19,050     1,031,939(a)
The Western Union Co. .............  100,269     1,897,089
                                                 3,103,452

LIFE SCIENCES TOOLS & SERVICES -- 0.7%

Life Technologies Corp. ...........   12,366       575,637(a)
Thermo Fisher Scientific, Inc. ....    5,682       248,133(a)
                                                   823,770

MACHINERY -- 2.0%

Deere & Co. .......................   27,183     1,166,694
Eaton Corp. .......................   18,382     1,040,237(h)
Navistar International Corp. ......    5,348       200,122(a)
                                                 2,407,053

MEDIA -- 6.0%

Comcast Corp. (Class A) ...........   40,104       644,872
Omnicom Group Inc. ................   66,845     2,469,254
The Walt Disney Co. ...............   38,437     1,055,480
Time Warner Inc. ..................  108,624     3,126,199
                                                 7,295,805

METALS & MINING -- 2.8%

Allegheny Technologies Inc. .......   22,058       771,809
Barrick Gold Corp. ................   20,054       760,047
Freeport-McMoRan Copper &
   Gold Inc. ......................   27,740     1,903,241
                                                 3,435,097

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.3%

Target Corp. ......................    7,353   $   343,238

MULTI-UTILITIES -- 1.0%

Dominion Resources, Inc. ..........   36,764     1,268,358

OIL, GAS & CONSUMABLE FUELS -- 8.7%

Apache Corp. ......................   12,366     1,135,570
Chesapeake Energy Corp. ...........    5,349       151,912
Chevron Corp. .....................   21,725     1,530,092
Devon Energy Corp. ................   27,742     1,867,869
Exxon Mobil Corp. .................   43,449     2,981,036(h)
Marathon Oil Corp. ................   60,161     1,919,136
Occidental Petroleum Corp. ........   13,368     1,048,051
                                                10,633,666

PAPER & FOREST PRODUCTS -- 0.6%

Weyerhaeuser Co. ..................   20,054       734,979

PERSONAL PRODUCTS -- 0.2%

Avon Products, Inc. ...............    6,685       227,023

PHARMACEUTICALS -- 3.9%

Abbott Laboratories ...............   10,027       496,036
Bristol-Myers Squibb Co. ..........   84,560     1,904,291
Merck & Company Inc. ..............    7,353       232,575
Pfizer Inc. .......................   30,749       508,896
Wyeth .............................   33,422     1,623,641
                                                 4,765,439

ROAD & RAIL -- 1.0%

Union Pacific Corp. ...............   21,391     1,248,165


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%

Intel Corp. .......................   98,260     1,922,948
Kla-Tencor Corp. ..................    6,016       215,734
Microchip Technology Inc. .........   18,382       487,123
Nvidia Corp. ......................   13,370       200,951(a)
Taiwan Semiconductor
   Manufacturing
Company Ltd. ADR ..................   23,512       257,691
Texas Instruments Inc. ............   28,409       673,009
                                                 3,757,456

SOFTWARE -- 3.2%

Microsoft Corp. ...................  124,330     3,218,904(h)
Oracle Corp. ......................   35,093       731,338(h)
                                                 3,950,242



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

CORE VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.2%

Bed Bath & Beyond, Inc. ...........   24,064   $   903,362(a)
Lowe's Companies, Inc. ............   26,739       559,915
                                                 1,463,277

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

NIKE, Inc. (Class B) ..............    2,674       173,008

TOBACCO -- 1.5%

Altria Group, Inc. ................   16,712       297,641
Philip Morris International Inc. ..   31,750     1,547,495
                                                 1,845,136

WIRELESS TELECOMMUNICATION SERVICES -- 0.7%

American Tower Corp. (Class A) ....   24,734       900,318(a)

TOTAL COMMON STOCK
   (COST $104,939,272) ............            117,569,311

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.6%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund ......................   26,758       399,764(l)
Industrial Select Sector
   SPDR Fund ......................   58,006     1,527,878(h,l)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,149,788) ..............              1,927,642

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $29,730) .................                 19,919(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $107,118,790) ............            119,516,872

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class, 0.06%
   (COST $3,327,142) ..............              3,327,142(d,m)

TOTAL INVESTMENTS
   (COST $110,445,932) ............            122,844,014


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.2)% ..................               (264,952)
                                              ------------

NET ASSETS -- 100.0% ..............           $122,579,062
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Core Value Equity had the following long futures contracts open at September 30, 2009

                               NUMBER      CURRENT
                 EXPIRATION      OF       NOTIONAL      UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE      APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Emini
Index Futures   December 2009    45      $2,369,025       $15,975
--------------------------------------------------------------------------------

See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------

[PHOTO OF DAVID B. CARLSON OMITTED]
CO-CHIEF INVESTMENT OFFICER - U.S. EQUITIES


THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.


Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARKS AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Premier Growth Equity Fund returned -3.22% for the Investment Class shares and -3.52% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, returned -6.91% and -1.86% respectively, and the Fund's Morningstar peer group of 1,862 Large-Cap Growth Funds returned an average of -2.86% for the same period.


Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The period was marked by extreme volatility in the U.S. equity markets. Stocks came under extreme pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period, with the S&P returning almost 50% from early March through September 30, 2009.

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9th bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets (i.e., high cash levels, and minimal need for debt financing in general) and the global nature of most of the technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.


Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong portfolio positioning within the volatile financials and industrials sectors was the key performance driver during the period. The Fund navigated the credit crisis well, returning 12% versus declines of 23% and 15% in the S&P 500 and Russell 1000 Growth financials sectors, respectively. Owning outperformers among diversified financials and capital markets helped us to take advantage of the strong up-market in financials during the second half of the period. Chicago Mercantile Exchange Group (+100% off its November `08 lows), and Goldman Sachs (+45% during the entire year) exemplified the broad-based relative

                                                                             Q&A
--------------------------------------------------------------------------------

     strength among the Fund's holdings in this volatile sector. An advantageous industrials underweight also helped, with Iron Mountain up 9% amid extreme global economic weakness, due to its strong recurring revenue base. Within technology, Qualcomm (+6%) benefited from growth in the smart phone market, proving relatively immune to the macro environment. Our stock picks in the consumer discretionary sector also bolstered returns, with key contributions from specialty retailers (e.g., Bed Bath & Beyond +19.5%) and media companies. Liberty Media Entertainment soared 25% during the year on news of its deal to combine with DirecTV.

     The greatest performance detractors came from the commodity-oriented energy and materials sectors. Within energy, our oil services holdings -- namely Transocean (-55%) and Schlumberger (-22%) -- lagged the relatively defensive exploration & production and integrated oil companies. Within materials, Monsanto (-21%), the Fund's sole holding, lagged. We continued to hold Monsanto as we believed the company was well positioned to solve a difficult problem in the global economy -- how to increase crop yields in order to feed the world's increasing population. In terms of other single stock detractors, Medtronic (-25%), Western Union (-23%), and Comcast (-13%) tempered the Fund's relative outperformance.


Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. We ended the period with 36 stocks in the portfolio, consistent with the Fund's historical holdings. The portfolio's largest sector weighting remains technology at approximately 31% of the portfolio. Some of corporate America's strongest balance sheets are in the technology sector, with companies such as Microsoft, Qualcomm, and Cisco holding extremely large cash balances and little to no debt. We ended the period with a new underweight in health care, as we tendered our shares of Genentech to Roche at $95 per share, and eliminated Johnson & Johnson. The Fund also increased its weighting in financials, as signs of healing emerged in terms of a reduction in spreads as well as a more constructive capital raising environment. While we made incremental purchases of CME, State Street and Aflac, strong price movements in many of our core financials holdings bolstered our positioning (e.g., CME which we believe will benefit from a migration in derivatives transactions from over-the-counter to exchanges and Goldman Sachs which has managed to remain profitable throughout the credit crisis). The portfolio remains overweight in consumer discretionary (primarily media and retail) and underweight in energy, although we will likely add to this sector when we see signs of a better economy.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,359.57                             2.31
     Service Class                   1,000.00                           1,356.76                             3.78
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.85                             1.98
     Service Class                   1,000.00                           1,021.86                             3.24
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.39% FOR INVESTMENT CLASS SHARES AND 0.64% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 35.96% FOR INVESTMENT CLASS SHARES, AND 35.68% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Large Growth Group
Based on average annual total returns for the periods ended 9/30/09

                                      ONE YEAR      THREE YEAR       FIVE YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:          1,862          1,736           1,569
--------------------------------------------------------------------------------
Peer group average
  annual total return:                 -2.86%         -3.62%           1.28%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Large Growth


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Liberty Media Corp - Entertainment (Series A)                         4.46%
--------------------------------------------------------------------------------
 The Western Union Co.                                                 4.20%
--------------------------------------------------------------------------------
 QUALCOMM Inc.                                                         4.16%
--------------------------------------------------------------------------------
 Amgen Inc.                                                            4.06%
--------------------------------------------------------------------------------
 State Street Corp.                                                    3.97%
--------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc.                                               3.77%
--------------------------------------------------------------------------------
 CME Group Inc.                                                        3.59%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                         3.57%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                                     3.47%
--------------------------------------------------------------------------------
 Intuit, Inc.                                                          3.47%
================================================================================

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $252,985
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Information Technology 32.9%
Consumer Discretionary 17.9%
Financials 14.9%
Health Care 12.8%
Energy 6.6%
Consumer Staples 3.6%
Short-Term 3.1%
Industrials 2.9%
Materials 2.7%
Telecommunication Services 2.5%
Other Investments 0.1%

================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                    GE Institutional
               Premier Growth Equity Fund           S&P 500 Index            Russell 1000 Growth Index
------------------------------------------------------------------------------------------------------------------------------------
10/29/99              $10,000.00                     $10,000.00                     $10,000.00
09/00                  11,462.36                      10,647.30                      11,473.88
09/01                   8,759.44                       7,808.89                      6,241.74
09/02                   7,405.86                       6,208.85                      4,837.92
09/03                   9,384.24                       7,726.29                      6,092.93
09/04                  10,021.89                       8,798.16                      6,550.21
09/05                  11,020.84                       9,876.06                      7,309.05
09/06                  11,623.45                      10,942.25                      7,751.60
09/07                  13,369.45                      12,741.41                      9,253.13
09/08                  11,414.41                       9,941.38                      7,320.75
09/09                  11,046.89                       9,254.67                      7,184.81
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
------------------------------------------------------------------------------------------------------------------------------------
                         ONE         THREE        FIVE         SINCE        ENDING VALUE OF A
                        YEAR         YEAR         YEAR       INCEPTION   $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Premier Growth
Equity Fund              -3.22%       -1.68%        1.97%        1.01%          $11,047
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index            -6.91%       -5.43%        1.02%       -0.78%*         $ 9,255
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000
Growth Index             -1.86%       -2.50%        1.87%       -3.28%*         $ 7,185
====================================================================================================================================

====================================================================================================================================
SERVICE CLASS SHARES
====================================================================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                   GE Institutional
              Premier Growth Equity Fund     S&P 500 Index    Russell 1000 Growth Index
------------------------------------------------------------------------------------------------------------------------------------
01/03/01             $10,000.00               $10,000.00            $10,000.00
09/01                  8,173.91                 7,958.49              6,912.64
09/02                  6,892.50                 6,327.80              5,357.92
09/03                  8,716.24                 7,874.30              6,747.84
09/04                  9,290.01                 8,966.71              7,254.27
09/05                 10,185.05                10,065.26              8,094.67
09/06                 10,718.75                11,151.87              8,584.78
09/07                 12,295.98                12,985.49             10,247.71
09/08                 10,414.37                10,131.82              8,107.62
09/09                 10,048.00                 9,431.97              7,957.08
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
------------------------------------------------------------------------------------------------------------------------------------
                           ONE         THREE        FIVE         SINCE          ENDING VALUE OF A
                          YEAR         YEAR         YEAR       INCEPTION     $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Premier Growth
Equity Fund              -3.52%       -2.13%        1.58%        0.05%              $10,048
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index            -6.91%       -5.43%        1.02%       -0.67%*             $ 9,432
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000
Growth Index             -1.86%       -2.50%        1.87%       -2.58%*             $ 7,957
====================================================================================================================================

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%+
--------------------------------------------------------------------------------
BEVERAGES -- 3.6%

PepsiCo, Inc. ...................    153,902  $  9,027,891

BIOTECHNOLOGY -- 5.6%

Amgen Inc. ......................    170,631    10,277,105(a)
Gilead Sciences, Inc. ...........     84,981     3,958,415(a)
                                                14,235,520

CAPITAL MARKETS -- 7.4%

State Street Corp. ..............    190,705    10,031,083(e)
The Goldman Sachs Group, Inc ....     46,840     8,634,954
                                                18,666,037

CHEMICALS -- 2.7%

Monsanto Co. ....................     86,989     6,732,949

COMMERCIAL SERVICES & SUPPLIES -- 2.2%

Iron Mountain Inc. ..............    204,088     5,440,986(a)

COMMUNICATIONS EQUIPMENT -- 9.5%

Cisco Systems, Inc. .............    368,027     8,663,354(a,h)
QUALCOMM Inc. ...................    234,199    10,534,271
Research In Motion Ltd. .........     69,590     4,700,805(a)
                                                23,898,430

DIVERSIFIED FINANCIAL SERVICES -- 3.6%

CME Group Inc. ..................     29,442     9,073,730

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 3.4%

Corning Inc. ....................    324,533     4,968,600
Molex Inc. (Class A) ............    194,052     3,646,237
                                                 8,614,837

ENERGY EQUIPMENT & SERVICES -- 6.6%

Schlumberger Ltd. ...............    147,211     8,773,776
Transocean Ltd. .................     93,680     8,012,450(a)
                                                16,786,226

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.6%

Medtronic, Inc. .................    109,739     4,038,395

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 5.6%

Express Scripts, Inc. ...........     66,914  $  5,191,188(a)
Lincare Holdings Inc. ...........    153,902     4,809,438(a)
VCA Antech, Inc. ................    153,902     4,138,425(a)
                                                14,139,051

HOTELS RESTAURANTS & LEISURE -- 1.9%

Carnival Corp. ..................    143,865     4,787,827

INSURANCE -- 2.2%

Aflac Inc. ......................    130,482     5,576,801

INTERNET SOFTWARE & SERVICES -- 3.5%

Baidu, Inc ADR ..................      8,734     3,415,431(a)
eBay Inc. .......................    230,853     5,450,439(a)
                                                 8,865,870

IT SERVICES -- 8.4%

Paychex, Inc. ...................    177,322     5,151,204
The Western Union Co. ...........    562,078    10,634,516
Visa, Inc. (Class A) ............     80,297     5,549,326
                                                21,335,046

MACHINERY -- 2.9%

Dover Corp. .....................    190,705     7,391,726

MEDIA -- 9.9%

Comcast Corp. (Class A) .........    421,559     6,778,669
Liberty Global, Inc.
   (Series C) ...................    314,496     7,063,580(a)
Liberty Media Corp -
   Entertainment
   (Series A) ...................    362,675    11,282,819(a)
                                                25,125,068

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.7%

CB Richard Ellis Group, Inc.
   (Class A) ....................    371,373     4,359,919(a)

SOFTWARE -- 6.0%

Intuit, Inc. ....................    307,804     8,772,414(a)
Microsoft Corp. .................    247,582     6,409,898
                                                15,182,312

SPECIALTY RETAIL -- 6.1%

Bed Bath & Beyond, Inc. .........    254,273     9,545,408(a,h)
Lowe's Companies, Inc. ..........    274,348     5,744,847
                                                15,290,255


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.6%

American Tower Corp. (Class A) ..    177,322  $  6,454,521(a)

TOTAL COMMON STOCK
   (COST $255,337,042) ..........              245,023,397

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $213,229) ..............                  142,864(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $255,550,271) ..........              245,166,261

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
--------------------------------------------------------------------------------

GE Money Market Fund
   Institutional Class, 0.06%
   (COST $7,818,328) ............                7,818,328(d,m)

TOTAL INVESTMENTS
   (COST $263,368,599) ..........              252,984,589


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.1)% ................                 (313,584)
                                              ------------

NET ASSETS -- 100.0% ............             $252,671,005
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Premier Growth Equity Fund had the following long futures contracts open at September 30, 2009

                                     NUMBER       CURRENT
                    EXPIRATION         OF        NOTIONAL      UNREALIZED
DESCRIPTION            DATE         CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Emini
Index Futures      December 2009       43       $2,263,735       $5,465
--------------------------------------------------------------------------------

See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Small-Cap Equity Fund                                                        Q&A
--------------------------------------------------------------------------------

[PHOTO OF JUDITH A. STUDER OMITTED]
CHIEF MARKET STRATEGIST


THE SMALL-CAP EQUITY FUND IS MANAGED BY JUDITH A. STUDER, WHO IS VESTED WITH OVERSIGHT AUTHORITY OVER THE FUND'S SUB-ADVISERS THAT PROVIDE DAY-TO-DAY MANAGEMENT OF THE ASSETS OF THE FUND ALLOCATED TO THEM. MS. STUDER HAS FULL DISCRETION IN DETERMINING THE ASSETS THAT ARE ALLOCATED TO EACH SUB-ADVISER. THE CURRENT SUB-ADVISERS OF THE FUND ARE AS FOLLOWS: PALISADE CAPITAL MANAGEMENT L.L.C.; CHAMPLAIN INVESTMENT PARTNERS, LLC; GLOBEFLEX CAPITAL, LP; AND SOUTHERNSUN ASSET MANAGEMENT, INC. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Small-Cap Equity Fund returned -9.07% for the Investment Class shares and -9.20% for the Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned -9.55% and the Fund's Morningstar peer group of 658 Small Blend Funds returned an average of -6.99% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The turmoil that rocked the financial markets in the fourth quarter of 2008 gave way to a market recovery by the middle of the first quarter of 2009. By September, the U.S equity markets had climbed for a seventh consecutive month, capping their longest streak of gains in almost three years. The Russell 2000 Index gained 19.3% during the third quarter alone, outperforming all the major U.S. equity indices with the exception of the Russell Mid Cap index. The strength of the quarter's rally was enough to put every broad measure of U.S. equity performance into the double-digit return category for the year.

     During the most recent quarter, the Russell 2000 Value index outperformed the Russell 2000 Growth index, returning 20.7% and 16.0% respectively. On a year-to-date basis, however, growth is still outperforming value as many companies impacted by the financial crisis reside in the value benchmark.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund has outperformed the Russell 2000 Index over the twelve-month period ended September 2009, returning (-9.07%) for the Investment Class compared to the benchmark return of (-9.55%). The relative outperformance, spread across five sectors, was most pronounced in the financials sector where a significant underweight position complemented by strong stock selection returned (-12.98%). The financial stocks in the Russell 2000 returned (-23.23%) over the same twelve month period. Overweight positions in the industrials and energy sectors enhanced by strong stock selection benefited the Fund's performance. Utilities and materials sectors also benefited from strong stock selection over the twelve-month period.

     Detractors to Fund performance over the twelve-month period resided mainly in the healthcare, information technology and consumer staples sectors where lagging security selection led to relative underperformance.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There have been no significant changes to the Fund's position over the twelve-month period. The largest portfolio underweight continues to be in financials with overweight positions in consumer staples and energy remaining consistent over the twelve-month period. We continue to believe the Fund's multi-sub-adviser approach will enhance the Fund's performance over the long-term. We remain confident in the sub-advisers abilities and the investment approaches which have brought them success in the past.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,393.98                             5.46
     Service Class                   1,000.00                           1,392.80                             6.96
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,020.35                             4.61
     Service Class                   1,000.00                           1,019.25                             5.87
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.91% FOR INVESTMENT CLASS SHARES AND 1.16% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SPETEMEBER 30, 2009 WERE AS FOLLOWS: 39.40% FOR INVESTMENT CLASS SHARES, AND 39.28% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Small Blend Group
Based on average annual total returns for the periods ended 9/30/09

                                 ONE YEAR   THREE YEAR   FIVE YEAR     TEN YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:      656         631         559           368
--------------------------------------------------------------------------------
Peer group average annual
   total return:                  -6.99%      -5.17%       1.84%         6.31%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Small Blend


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Interactive Data Corp.                                                1.25%
--------------------------------------------------------------------------------
 Sensient Technologies Corp.                                           1.22%
--------------------------------------------------------------------------------
 Mednax, Inc.                                                          1.10%
--------------------------------------------------------------------------------
 HCC Insurance Holdings, Inc.                                          1.09%
--------------------------------------------------------------------------------
 John Wiley & Sons, Inc. (Class A)                                     1.08%
--------------------------------------------------------------------------------
 HMS Holdings Corp.                                                    1.07%
--------------------------------------------------------------------------------
 Oil States International, Inc.                                        1.05%
--------------------------------------------------------------------------------
 Jarden Corp.                                                          0.96%
--------------------------------------------------------------------------------
 Dril-Quip, Inc.                                                       0.95%
--------------------------------------------------------------------------------
 Genesee & Wyoming Inc. (Class A)                                      0.95%
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $605,718
(in thousands) as of September 30, 2009


[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Healthcare 16.6%
Industrials 15.6%
Information Technology 15.4%
Consumer Discretionary 14.8%
Financials 11.0%
Consumer Staples 7.7%
Short-Term 6.6%
Energy 6.6%
Materials 4.0%
Utilities 1.2%
Telecommunication Services 0.5%
Other Investments 0.0%**

================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                 GE Institutional
               Small-Cap Equity Fund           Russell 2000 Index
--------------------------------------------------------------------------------
09/99              $10,000.00                      $10,000.00
09/00               12,850.82                       12,354.36
09/01               13,502.91                        9,741.94
09/02               13,080.90                        8,845.58
09/03               14,437.09                       12,079.21
09/04               17,031.06                       14,346.44
09/05               20,626.34                       16,914.11
09/06               22,097.78                       18,590.46
09/07               25,507.53                       20,881.28
09/08               21,205.97                       17,856.09
09/09               19,282.36                       16,151.05
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 08/03/98)
------------------------------------------------------------------------------------------------------------------------------------
                                  ONE        THREE        FIVE          TEN        ENDING VALUE OF A
                                  YEAR        YEAR         YEAR         YEAR     $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund            -9.07%       -4.44%       2.51%        6.79%          $19,282
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index               -9.55%       -4.58%       2.40%        4.91%          $16,151
====================================================================================================================================

================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                    GE Institutional
                  Small-Cap Equity Fund         Russell 2000 Index
--------------------------------------------------------------------------------
09/30/05              $10,000.00                    $10,000.00
12/05                  10,124.15                     10,113.63
03/06                  11,423.54                     11,522.30
06/06                  10,652.24                     10,943.20
09/06                  10,686.99                     10,991.09
12/06                  11,474.63                     11,970.85
03/07                  11,870.83                     12,201.98
06/07                  12,498.75                     12,739.95
09/07                  12,311.87                     12,345.48
12/07                  11,718.67                     11,779.95
03/08                  10,798.75                     10,613.76
06/08                  11,097.10                     10,675.71
09/08                  10,202.04                     10,556.92
12/08                   7,405.89                      7,799.48
03/09                   6,651.21                      6,633.20
06/09                   8,019.60                      8,005.52
09/09                   9,263.59                      9,548.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                         ONE       THREE       SINCE        ENDING VALUE OF A
                         YEAR       YEAR      INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Small-Cap
  Equity Fund           -9.20%     -4.65%       -1.89%         $9,264
--------------------------------------------------------------------------------
Russell 2000 Index      -9.55%     -4.58%       -1.15%*        $9,549
================================================================================

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE CLASS SHARES' INCEPTION DATE.
**   LESS THAN 0.1%
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                              SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.8%+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.1%

Applied Signal Technology, Inc. ...   27,500   $   639,925
DynCorp International, Inc.
   (Class A) ......................   36,500       657,000(a)
Esterline Technologies Corp. ......   27,234     1,067,845(a)
Teledyne Technologies Inc. ........  126,200     4,541,938(a)
                                                 6,906,708

AIR FREIGHT & LOGISTICS -- 0.4%

Forward Air Corp. .................   51,000     1,180,650
UTi Worldwide, Inc. ...............  102,500     1,484,200
                                                 2,664,850

AIRLINES -- 0.1%

Hawaiian Holdings, Inc. ...........   71,800       593,068(a)

AUTO COMPONENTS -- 0.3%

Wonder Auto Technology, Inc. ......  157,507     1,890,084(a)

BEVERAGES -- 0.1%

Coca-Cola Bottling Company
Consolidated ......................    9,800       474,614

BIOTECHNOLOGY -- 1.0%

Alexion Pharmaceuticals, Inc. .....   11,600       516,664(a)
Alkermes, Inc. ....................   87,483       803,969(a)
Cubist Pharmaceuticals, Inc. ......   79,600     1,607,920(a)
Emergent Biosolutions, Inc. .......   32,200       568,652(a)
Genomic Health Inc. ...............   25,500       557,430(a)
Martek Biosciences Corp. ..........   51,370     1,160,448(a)
Myriad Genetics, Inc. .............   15,400       421,960(a)
PDL BioPharma, Inc. ...............   89,673       706,623
                                                 6,343,666

BUILDING PRODUCTS -- 0.1%

Ameron International Corp. ........    5,200       363,896
Armstrong World Industries, Inc. ..   14,400       496,224(a)
                                                   860,120

CAPITAL MARKETS -- 1.6%

Affiliated Managers Group Inc. ....   44,350     2,883,193(a)
GFI Group Inc. ....................  274,100     1,981,743
Raymond James Financial, Inc. .....  152,900     3,559,512
Waddell & Reed Financial, Inc.
   (Class A) ......................   38,500     1,095,325
                                                 9,519,773

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
CHEMICALS -- 2.6%

Arch Chemicals, Inc. ..............  105,200   $ 3,154,948
Koppers Holdings Inc. .............   90,000     2,668,500
NewMarket Corp. ...................   20,875     1,942,210
Sensient Technologies Corp. .......  265,800     7,381,266
Stepan Co. ........................   12,700       763,016
                                                15,909,940

COMMERCIAL BANKS -- 2.2%

Cullen/Frost Bankers, Inc. ........   89,300     4,611,452
Fulton Financial Corp. ............  144,300     1,062,048
Sandy Spring Bancorp, Inc. ........   49,173       800,536
Sterling Bancorp ..................   71,188       513,977
SVB Financial Group ...............   81,575     3,529,750(a)
Westamerica Bancorporation ........   53,700     2,792,400
                                                13,310,163

COMMERCIAL SERVICES & SUPPLIES -- 3.1%

ABM Industries Inc. ...............  192,000     4,039,680
American Reprographics Co. ........   74,500       709,240(a)
Bowne & Company Inc. ..............  101,089       778,385
Copart, Inc. ......................   51,000     1,693,710(a)
Healthcare Services Group, Inc. ...  162,800     2,989,008
Herman Miller, Inc. ...............   51,500       870,865
Ritchie Bros Auctioneers Inc. .....   64,000     1,570,560
Schawk, Inc. (Class A) ............   55,200       644,184
SYKES Enterprises, Inc. ...........   32,900       684,978(a)
Waste Connections, Inc. ...........  166,000     4,790,760(a)
                                                18,771,370

COMMUNICATIONS EQUIPMENT -- 1.7%

BigBand Networks, Inc. ............  106,800       428,268(a)
Cogo Group, Inc. ..................   91,226       558,303(a)
CommScope, Inc. ...................  102,200     3,058,846(a)
Comtech Telecommunications
   Corp. ..........................   14,081       467,771(a)
Digi International Inc. ...........   50,900       433,668(a)
Ixia ..............................   66,347       455,140(a)
Oplink Communications, Inc. .......   38,800       563,376(a)
PC-Tel Inc. .......................  117,268       732,925(a)
Plantronics Inc. ..................   24,300       651,483
Starent Networks Corp. ............   56,599     1,438,747(a)
Viasat, Inc. ......................   48,758     1,295,988(a)
                                                10,084,515

COMPUTERS & PERIPHERALS -- 0.2%

Cray Inc. .........................   83,900       698,887(a)
Super Micro Computer, Inc. ........   43,634       369,144(a)
                                                 1,068,031

CONSTRUCTION & ENGINEERING -- 1.5%

Aecom Technology Corp. ............   33,200       901,048(a)
Chicago Bridge & Iron
   Company N.V. ...................  167,500     3,128,900
Great Lakes Dredge &
   Dock Corp. .....................  103,100       719,638


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Michael Baker Corp. ...............   12,578  $    457,084(a)
Quanta Services, Inc. .............   49,500     1,095,435(a)
URS Corp. .........................   64,625     2,820,881(a)
                                                 9,122,986

CONSUMER FINANCE -- 0.3%

Ezcorp, Inc. (Class A) ............   42,100       575,086(a)
First Cash Financial
   Services, Inc. .................   29,200       500,196(a)
Nelnet, Inc. (Class A) ............   41,700       518,748(a)
                                                 1,594,030

CONTAINERS & PACKAGING -- 1.4%

AEP Industries, Inc. ..............   16,601       662,380(a)
Aptargroup, Inc. ..................  115,000     4,296,400
Packaging Corporation
   of America .....................  135,300     2,760,120
Rock-Tenn Co. (Class A) ...........   15,900       749,049
                                                 8,467,949

DISTRIBUTORS -- 0.9%

LKQ Corp. .........................  293,500     5,441,490(a)

DIVERSIFIED CONSUMER SERVICES -- 2.1%

American Public Education, Inc. ...   51,000     1,771,740(a)
Brink's Home Security
   Holdings, Inc. .................   63,700     1,961,323(a)
K12, Inc. .........................  128,600     2,119,328(a)
Lincoln Educational
   Services Corp. .................   39,500       903,760(a)
Matthews International Corp.
   (Class A) ......................  121,700     4,305,746
Pre-Paid Legal Services, Inc. .....    8,100       411,480(a)
Stewart Enterprises,
   Inc. (Class A) .................  255,500     1,336,265
Universal Technical
   Institute, Inc. ................   16,500       325,050(a)
                                                13,134,692

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

Alaska Communications Systems
   Group Inc. .....................   53,399       493,941
tw telecom inc. (Class A) .........   39,100       525,895(a)
                                                 1,019,836

ELECTRIC UTILITIES -- 0.7%

IDACORP, Inc. .....................  145,300     4,183,187

ELECTRICAL EQUIPMENT -- 0.8%

Baldor Electric Co. ...............   77,500     2,118,850
Brady Corp. (Class A) .............   38,500     1,105,720
SunPower Corp. (Class A) ..........   16,700       499,163(a)
Woodward Governor Co. .............   52,100     1,263,946
                                                 4,987,679

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.6%

Benchmark Electronics, Inc. .......   73,066     1,315,188(a)
CPI International, Inc. ...........   50,987       570,545(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
FARO Technologies, Inc. ...........   71,500   $ 1,228,370(a)
National Instruments Corp. ........  102,000     2,818,260
Newport Corp. .....................  225,119     1,972,042(a)
Trimble Navigation Ltd. ...........   76,500     1,829,115(a)
                                                 9,733,520

ENERGY EQUIPMENT & SERVICES -- 3.4%

Cal Dive International, Inc. ......   59,900       592,411(a)
Dril-Quip, Inc. ...................  116,300     5,773,132(a)
Geokinetics Inc. ..................   27,500       583,000(a)
Gulf Island Fabrication, Inc. .....   17,900       335,446
Oceaneering International, Inc. ...   51,000     2,894,250(a)
Oil States International, Inc. ....  180,600     6,344,478(a)
Parker Drilling Company. ..........   90,000       491,400(a)
Pioneer Drilling Co. ..............  130,800       960,072(a)
Superior Energy Services, Inc. ....  126,300     2,844,276(a)
                                                20,818,465

FOOD & STAPLES RETAILING -- 0.6%

Ruddick Corp. .....................   76,500     2,036,430
Spartan Stores, Inc. ..............   82,900     1,171,377
Weis Markets, Inc. ................   15,500       495,225
                                                 3,703,032

FOOD PRODUCTS -- 3.7%

Cal-Maine Foods, Inc. .............   14,700       393,519
Darling International Inc, ........  459,100     3,374,385(a)
Del Monte Foods Co. ...............  445,000     5,153,100
J&J Snack Foods Corp. .............   14,800       639,212
Lancaster Colony Corp. ............   10,100       517,827
Lance, Inc. .......................   92,000     2,375,440
Ralcorp Holdings, Inc. ............   39,600     2,315,412(a)
Smart Balance, Inc. ...............  127,500       782,850(a)
Smithfield Foods, Inc. ............  290,523     4,009,217(a)
The Hain Celestial Group, Inc. ....  153,500     2,942,595(a)
                                                22,503,557

HEALTHCARE EQUIPMENT & SUPPLIES -- 4.6%

Align Technology Inc. .............   57,600       819,072(a)
American Medical Systems
   Holdings, Inc. .................  201,600     3,411,072(a)
ev3, Inc. .........................   89,500     1,101,745(a)
Gen-Probe Inc. ....................   33,000     1,367,520(a)
Haemonetics Corp. .................   16,413       921,098(a)
Immucor, Inc. .....................  105,000     1,858,500(a)
Integra LifeSciences
   Holdings Corp. .................   89,500     3,056,425(a)
Masimo Corp. ......................   76,500     2,004,300(a)
Medical Action Industries, Inc. ...  223,904     2,702,521(a)
Meridian Bioscience, Inc. .........   89,500     2,238,395
Merit Medical Systems, Inc. .......   31,200       540,696(a)
NuVasive, Inc. ....................   25,500     1,064,880(a)
SonoSite, Inc. ....................   51,000     1,349,460(a)
SurModics, Inc. ...................   38,500       947,100(a)
Teleflex Inc. .....................   33,000     1,594,230


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
West Pharmaceutical
   Services, Inc. .................   76,500  $  3,106,665
Zoll Medical Corp. ................    9,500       204,440(a)
                                                28,288,119

HEALTHCARE PROVIDERS & SERVICES -- 6.3%

Amedisys, Inc. ....................   27,659     1,206,762(a)
AMN Healthcare Services, Inc. .....   44,926       427,246(a)
Bio-Reference
   Laboratories, Inc. .............  104,800     3,605,120(a)
Continucare Corp. .................  175,000       528,500(a)
Corvel Corp. ......................    6,205       176,222(a)
Emergency Medical Services Corp.
   (Class A) ......................   14,000       651,000(a)
Genoptix, Inc. ....................   14,300       497,354(a)
Gentiva Health Services, Inc. .....   27,300       682,773(a)
Healthways, Inc. ..................  146,774     2,248,578(a)
HMS Holdings Corp. ................  169,000     6,460,870(a)
inVentiv Health, Inc. .............  127,300     2,129,729(a)
IPC The Hospitalist
   Company, Inc. ..................   25,600       805,120(a)
Mednax, Inc. ......................  121,400     6,667,288(a)
Molina Healthcare, Inc. ...........  157,700     3,262,813(a)
National Healthcare Corp. .........    8,271       308,426
Owens & Minor, Inc. ...............  100,200     4,534,050
RehabCare Group, Inc. .............   22,700       492,363(a)
Sun Healthcare Group, Inc. ........  210,872     1,821,934(a)
VCA Antech, Inc. ..................   64,000     1,720,960(a)
                                                38,227,108

HEALTHCARE TECHNOLOGY -- 1.2%

athenahealth, Inc. ................   30,600     1,174,122(a)
Computer Programs &
   Systems, Inc. ..................   92,000     3,809,720
Eclipsys Corp. ....................   32,756       632,191(a)
MedAssets, Inc. ...................   84,500     1,907,165(a)
SXC Health Solutions Corp. ........    1,200        56,148(a)
                                                 7,579,346

HOTELS RESTAURANTS & LEISURE -- 1.4%

Bally Technologies, Inc. ..........   14,200       544,854(a)
Cracker Barrel Old Country
   Store, Inc. ....................   87,300     3,003,120
Denny's Corp. .....................  420,351     1,118,134(a)
Dover Downs Gaming &
   Entertainment, Inc. ............   95,200       542,640
Isle of Capri Casinos, Inc. .......   36,300       427,977(a)
Pinnacle Entertainment, Inc. ......   60,400       615,476(a)
Shuffle Master, Inc. ..............  117,900     1,110,618(a)
Wendy's/Arby's Group, Inc. ........  275,600     1,303,588
                                                 8,666,407

HOUSEHOLD DURABLES -- 1.0%

Jarden Corp. ......................  206,700     5,802,069(a)
Tupperware Brands Corp. ...........   15,200       606,784
                                                 6,408,853

HOUSEHOLD PRODUCTS -- 0.4%

WD-40 Co. .........................   76,500     2,172,600

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
INSURANCE -- 3.8%

Alleghany Corp. ...................    7,700   $ 1,994,685(a)
Allied World Assurance Company
   Holdings Ltd. ..................   64,000     3,067,520
Argo Group International
   Holdings Ltd. ..................   83,900     2,825,752(a)
Arthur J Gallagher & Co. ..........   76,500     1,864,305
First Mercury Financial Corp. .....  129,600     1,726,272(a)
HCC Insurance Holdings, Inc. ......  240,500     6,577,675
National Interstate Corp. .........   53,700       939,750
Navigators Group, Inc. ............   64,000     3,520,000(a)
Tower Group, Inc. .................   16,200       395,118
                                                22,911,077

INTERNET & CATALOG RETAIL -- 0.3%

priceline.com Inc. ................   11,500     1,906,930(a)

INTERNET SOFTWARE & SERVICES -- 1.3%

Art Technology Group, Inc. ........  109,500       422,670(a)
comScore, Inc. ....................   76,500     1,377,765(a)
Constant Contact, Inc. ............   64,000     1,232,000(a)
j2 Global Communications, Inc. ....   44,122     1,015,247(a)
NIC Inc. ..........................  128,000     1,137,920
Omniture, Inc. ....................   64,000     1,372,160(a)
Vocus, Inc. .......................   64,000     1,336,960(a)
                                                 7,894,722

IT SERVICES -- 2.4%

CACI International Inc. (Class A) .   13,700       647,599(a)
CSG Systems International, Inc. ...   20,166       322,858(a)
Global Cash Access
   Holdings, Inc. .................  348,600     2,548,266(a)
iGate Corp. .......................  138,858     1,191,402
NeuStar, Inc. (Class A) ...........   76,500     1,728,900(a)
RightNow Technologies, Inc. .......   65,500       945,820(a)
Sapient Corp. .....................  103,778       834,375(a)
SRA International Inc.
   (Class A) ......................   60,200     1,299,718(a)
TeleTech Holdings Inc. ............   36,900       629,514(a)
VeriFone Holdings, Inc. ...........  125,900     2,000,551(a)
Virtusa Corp. .....................   90,328       857,213(a)
Wright Express Corp. ..............   51,000     1,505,010(a)
                                                14,511,226

LEISURE EQUIPMENT & PRODUCTS -- 0.5%

Polaris Industries, Inc. ..........   73,200     2,985,096

LIFE SCIENCES TOOLS & SERVICES -- 3.0%

Affymetrix Inc. ...................   65,700       576,846(a)
Bio-Rad Laboratories,
   Inc (Class A) ..................   35,800     3,289,304(a)
Bruker Corp. ......................  310,218     3,310,026(a)
Cambrex Corp. .....................   55,584       350,179(a)
Dionex Corp. ......................   20,500     1,331,885(a)
ICON PLC ADR ......................  162,900     3,989,421(a)
Luminex Corp. .....................   76,500     1,300,500(a)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Mettler-Toledo
   International, Inc. ............   25,500  $  2,310,045(a)
Techne Corp. ......................   33,000     2,064,150
                                                18,522,356

MACHINERY -- 5.7%

AGCO Corp. ........................  104,000     2,873,520(a)
Cascade Corp. .....................   98,900     2,644,586
Chart Industries, Inc. ............   32,885       709,987(a)
CLARCOR, Inc. .....................  101,800     3,192,448
Flowserve Corp. ...................   18,650     1,837,771
Harsco Corp. ......................   64,700     2,291,027
IDEX Corp. ........................  145,600     4,069,520
Kaydon Corp. ......................   76,500     2,480,130
Kennametal, Inc. ..................   51,000     1,255,110
Lincoln Electric Holdings, Inc. ...   13,000       616,850
Middleby Corp. ....................   28,000     1,540,280(a)
Mueller Industries, Inc. ..........   57,500     1,372,525
Nordson Corp. .....................   48,400     2,714,756
RBC Bearings Inc. .................   76,500     1,784,745(a)
Tennant Co. .......................   21,800       633,508
Timken Co. ........................   83,700     1,961,091
Trinity Industries, Inc. ..........  173,300     2,979,027
                                                34,956,881

MEDIA -- 3.4%

Arbitron, Inc. ....................  171,700     3,564,492
Interactive Data Corp. ............  289,700     7,593,037
John Wiley & Sons, Inc.
   (Class A) ......................  188,300     6,549,074
Morningstar, Inc. .................   64,400     3,127,264(a)
                                                20,833,867

METALS & MINING -- 1.2%

Commercial Metals Co. .............  174,900     3,130,710
Compass Minerals
   International, Inc. ............   65,400     4,029,948
                                                 7,160,658

MULTI-UTILITIES -- 0.5%

OGE Energy Corp. ..................   92,000     3,043,360

OFFICE ELECTRONICS -- 0.3%

Zebra Technologies
   Corp. (Class A) ................   65,100     1,688,043(a)

OIL, GAS & CONSUMABLE FUELS -- 3.0%

Comstock Resources, Inc. ..........   38,500     1,543,080(a)
CVR Energy, Inc. ..................   65,980       820,791(a)
Encore Acquisition Co. ............   64,000     2,393,600(a)
Goodrich Petroleum Corp. ..........   51,000     1,316,310(a)
James River Coal Co. ..............  110,300     2,107,833(a)
Plains Exploration &
   Production Co. .................   76,500     2,115,990(a)
Ship Finance International Ltd. ...   39,700       487,913
St Mary Land & Exploration Co. ....  120,800     3,921,168

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
USEC Inc. .........................  131,040   $   614,578(a)
Whiting Petroleum Corp. ...........   51,000     2,936,580(a)
                                                18,257,843

PERSONAL PRODUCTS -- 1.8%

Alberto-Culver Co. ................  166,000     4,594,880
Bare Escentuals, Inc. .............  128,000     1,521,920(a)
Chattem, Inc. .....................   73,000     4,847,930(a)
                                                10,964,730

PHARMACEUTICALS -- 0.4%

Caraco Pharmaceutical
Laboratories Ltd. .................  108,700       553,283(a)
Questcor Pharmaceuticals, Inc. ....   99,700       550,344(a)
The Medicines Co. .................   58,973       649,293(a)
Viropharma Inc. ...................   95,900       922,558(a)
                                                 2,675,478

PROFESSIONAL SERVICES -- 0.8%

Administaff, Inc. .................   46,100     1,211,047
CoStar Group, Inc. ................   39,400     1,624,068(a)
HIS, Inc. (Class A) ...............   25,500     1,303,815(a)
Watson Wyatt Worldwide, Inc.
   (Class A) ......................   10,500       457,380
                                                 4,596,310

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 2.9%

BioMed Realty Trust,
   Inc. (REIT) ....................  300,300     4,144,140
Digital Realty Trust,
   Inc. (REIT) ....................   82,900     3,789,359
DuPont Fabros Technology, Inc.
   (REIT) .........................   94,800     1,263,684
Healthcare Realty
   Trust Inc. (REIT) ..............  192,000     4,056,960
Omega Healthcare Investors, Inc.
   (REIT) .........................  283,400     4,540,068
                                                17,794,211

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%

FirstService Corp. ................   64,000     1,230,080(a)

ROAD & RAIL -- 1.7%

Genesee & Wyoming
   Inc. (Class A) .................  190,300     5,769,896(a)
Landstar System, Inc. .............   38,500     1,465,310
Old Dominion Freight Line, Inc. ...  105,200     3,201,236(a)
                                                10,436,442

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%

Applied Micro Circuits Corp. ......   70,800       707,292(a)
Cabot Microelectronics Corp. ......   16,300       568,218(a)
Ceva, Inc. ........................   43,370       466,227(a)
FEI Co. ...........................   25,500       628,575(a)
IXYS Corp. ........................   59,824       509,102
Microsemi Corp. ...................  187,300     2,957,467(a)
Rudolph Technologies, Inc. ........  261,308     1,933,679(a)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Semtech Corp. .....................  178,700   $ 3,039,687(a)
Standard Microsystems Corp. .......   22,500       522,225(a)
Tessera Technologies, Inc. ........   19,300       538,277(a)
Varian Semiconductor Equipment
   Associates, Inc. ...............   47,100     1,546,764(a)
Zoran Corp. .......................   50,000       576,000(a)
                                                13,993,513

SOFTWARE -- 5.7%

ACI Worldwide, Inc. ...............   53,200       804,916(a)
Actuate Corp. .....................  147,300       851,394(a)
AsiaInfo Holdings, Inc. ...........   36,400       726,908(a)
Blackbaud, Inc. ...................  209,200     4,853,440
Blackboard Inc. ...................   64,000     2,417,920(a)
Concur Technologies, Inc. .........   38,500     1,530,760(a)
Factset Research Systems, Inc. ....   20,500     1,357,920
Informatica Corp. .................   43,500       982,230(a)
Interactive Intelligence, Inc. ....   69,200     1,322,412(a)
Jack Henry & Associates, Inc. .....   76,500     1,795,455
Micros Systems Inc. ...............  150,200     4,534,538(a)
NetSuite, Inc. ....................   77,000     1,178,100(a)
Parametric Technology Corp. .......  297,300     4,108,686(a)
Pegasystems Inc. ..................   41,400     1,429,542
S1 Corp. ..........................   72,000       444,960(a)
Solera Holdings, Inc. .............  111,700     3,474,987(a)
Symyx Technologies ................  131,400       869,868(a)
Ultimate Software Group, Inc. .....   76,500     2,197,080(a)
                                                34,881,116

SPECIALTY RETAIL -- 3.5%

Aaron Rents, Inc. (Class B) .......  183,600     4,847,040
Aeropostale, Inc. .................  100,700     4,377,429(a)
American Eagle Outfitters, Inc. ...  132,900     2,240,694
JOS A Bank Clothiers, Inc. ........   14,800       662,596(a)
Systemax Inc. .....................   35,761       433,781(a)
The Buckle, Inc. ..................  132,100     4,509,894
The Men's Wearhouse, Inc. .........   16,500       407,550
Tractor Supply Co. ................   66,700     3,229,614(a)
Ulta Salon, Cosmetics &
   Fragrance, Inc. ................   49,100       810,641(a)
                                                21,519,239

TEXTILES APPAREL & LUXURY GOODS -- 1.1%

Columbia Sportswear Co. ...........   57,100     2,350,236
Deckers Outdoor Corp. .............   27,559     2,338,381(a)
Fossil, Inc. ......................   25,600       728,320(a)
True Religion Apparel, Inc. .......   17,500       453,776(a)
Wolverine World Wide Inc. .........   24,400       606,097
                                                 6,476,810

TRADING COMPANIES & DISTRIBUTORS -- 0.3%

Applied Industrial
   Technologies, Inc. .............   49,500     1,047,420
Textainer Group Holdings Ltd. .....   38,300       613,183
                                                 1,660,603

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

Syniverse Holdings, Inc. ..........   22,800  $    399,000(a)

TOTAL COMMON STOCK
   (COST $582,937,142) ............            565,749,349

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $111,131) ................                 74,458(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $583,048,273) ............            565,823,807

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class, 0.06%
   (COST $39,893,994) .............             39,893,994(d,m)

TOTAL INVESTMENTS
   (COST $622,942,267) ............            605,717,801


OTHER ASSETS AND LIABILITIES,
   NET -- 0.7% ....................              4,145,801
                                             -------------

NET ASSETS -- 100.0% ..............          $ 609,863,602
                                             =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Small-Cap Equity Fund had the following long future contract open at September 30, 2009


                                  NUMBER      CURRENT
                 EXPIRATION         OF        NOTIONAL     UNREALIZED
DESCRIPTION         DATE         CONTRACTS     VALUE      APPRECIATION
--------------------------------------------------------------------------------
Russell 2000
Mini Index
Futures         December 2009       54       $3,256,200      $11,070
--------------------------------------------------------------------------------

The GE Institutional Small-Cap Equity had the following written options open at September 30, 2009


                                               NUMBER
                              EXPIRATION     STRIKE OF
CALL OPTIONS        DATE        PRICE        CONTRACTS         VALUE
--------------------------------------------------------------------------------
Jarden Corp.    October 2009      23            121          $(66,550)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------------

[PHOTO OF RALPH R. LAYMAN OMITTED]
PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITIES

THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional International Equity Fund returned -5.34% for the Investment Class shares and -5.52% for the Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 3.23% and the Fund's Morningstar peer group of 828 Foreign Large Blend Funds returned an average of 0.90% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The rotation from the worst of the financial crisis, including the bankruptcy of Lehman Brothers, to the recovery starting in mid-March prompted a major turnaround in sentiment, and performance. The market transitioned from the fear of owning stocks to the fear of not owning stocks, driven by distressed valuations, second derivative improvements at the economic level and the sheer weight of cash on the sidelines. The strongest performance was seen in smaller cap, value-based, lower quality stocks.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The deepening recession and stock market fallout was felt by most markets worldwide except in Asia where the fast-growing economies of China and to a lesser extent, India continued to see positive GDP growth. China's new stimulus plan, on top of a massive 5-year economic program was specifically focused on developing domestic consumption, in recognition that global trade had slowed. However, that consumption has acted as a lever for growth in other Asian economies, shifting the focus away from America, the importer of last resort, to a much closer neighbour.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. The lion's share of the negative attribution came from holdings in the financials sector and, within that, mainly from Japan. While slightly overweight on average through the period, holdings in Europe generally made a positive contribution, notably HSBC (UK), Santander (Spain) and Credit Suisse Group. However, holdings in the UK, notably Lloyds Banking Group and Royal Bank of Scotland fell sharply on the need for Government intervention while Japanese stocks, considered defensive, fell on a weak local market and fears of capital inadequacy. The portfolio's focus on defensive over cyclical consumer stocks created further negative attribution.

                                                                             Q&A
--------------------------------------------------------------------------------


Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The overweight in consumer staples was reduced on valuation grounds and the underweight in consumer discretionary was reduced on improving expectations for the global economy. The weight in financials was increased as greater transparency allowed higher conviction in individual names and materials were increased on China's recovery and ensuing demand for basic commodities. Japan's poor performance led to a lower relative weight while additions in the UK reduced that regional underweight. The emerging markets weight increased on additions to higher conviction stocks and a strong performance in European financials increased that regional exposure.


Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A. Of major importance in the financial sector were the swapping of Royal Bank of Scotland as it moved into majority government control, for a major holding in HSBC for its powerful Asian position, the re-emergence of its UK operations and the ring-fencing of its troubled US assets. In telecom, defensive France Telecom and expensive SingTel werereplaced by Telefonica, China Mobile and MTS (Russia) for their dynamic management and growth opportunities in the emerging world. Early cyclicals and retail were added for their leverage to a recovery and some defensive food and beverage were sold on valuation concerns.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,443.71                             3.37
     Service Class                   1,000.00                           1,442.10                             4.90
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.07                             2.79
     Service Class                   1,000.00                           1,021.06                             4.05
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.55% FOR INVESTMENT CLASS SHARES AND 0.80% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 44.37% FOR INVESTMENT CLASS SHARES, AND 44.21% FOR SERVICE CLASS SHARES.

International Equity Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Foreign Large Blend Group
Based on average annual total returns for the periods ended 9/30/09

                                      ONE YEAR         FIVE YEAR       TEN YEAR
Number of Funds in peer group:           824              595             427
--------------------------------------------------------------------------------
Peer group average annual
   total return:                        0.90%            5.64%           2.09%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Foreign Large Blend


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Roche Holding AG                                                      3.30%
--------------------------------------------------------------------------------
 Banco Santander S.A. (Regd.)                                          3.03%
--------------------------------------------------------------------------------
 BNP Paribas                                                           2.83%
--------------------------------------------------------------------------------
 Nestle S.A. (Regd.)                                                   2.36%
--------------------------------------------------------------------------------
 HSBC Holdings PLC                                                     2.35%
--------------------------------------------------------------------------------
 Reckitt Benckiser Group PLC                                           2.08%
--------------------------------------------------------------------------------
 Brambles Ltd.                                                         2.07%
--------------------------------------------------------------------------------
 Total S.A.                                                            1.93%
--------------------------------------------------------------------------------
 Siemens AG (Regd.)                                                    1.91%
--------------------------------------------------------------------------------
 Bayer AG                                                              1.84%
================================================================================


REGIONAL ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $2,668,083
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Continental Europe 48.2%
United Kingdom 18.2%
Japan 13.5%
Emerging Asia 5.2%
Pacific Rim 4.7%
United States 3.7%
Latin America 2.9%
Canada 2.5%
Emerging Europe 1.1%

================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                    GE Institutional
                 International Equity Fund                      MSCI EAFE Index
--------------------------------------------------------------------------------
09/99                  $10,000.00                                 $10,000.00
09/00                   11,162.50                                  10,318.00
09/01                    7,893.94                                   7,357.74
09/02                    6,631.18                                   6,215.16
09/03                    8,291.81                                   7,831.62
09/04                   10,077.12                                   9,560.92
09/05                   12,723.42                                  12,027.14
09/06                   15,317.42                                  14,331.62
09/07                   20,692.17                                  17,895.17
09/08                   15,228.18                                  12,437.82
09/09                   14,414.77                                  12,840.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/25/97)
--------------------------------------------------------------------------------
                       ONE       FIVE           TEN          ENDING VALUE OF A
                      YEAR       YEAR          YEAR       $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
Equity Fund          -5.34%      7.42%         3.72%             $14,415
--------------------------------------------------------------------------------
MSCI EAFE Index       3.23%      6.08%         2.53%             $12,840
================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                    GE Institutional
                International Equity Fund          MSCI EAFE Index
--------------------------------------------------------------------------------
01/03/01              $10,000.00                     $10,000.00
09/01                   7,343.89                       7,327.60
09/02                   6,144.04                       6,189.71
09/03                   7,667.61                       7,799.55
09/04                   9,295.78                       9,521.76
09/05                  11,716.89                      11,977.88
09/06                  14,062.61                      14,272.92
09/07                  18,949.55                      17,821.87
09/08                  13,909.43                      12,386.88
09/09                  13,141.36                      12,787.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 01/03/01)
--------------------------------------------------------------------------------

                      ONE      FIVE       SINCE         ENDING VALUE OF A
                     YEAR      YEAR     INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
Equity Fund         -5.52%     7.17%      3.17%             $13,141
--------------------------------------------------------------------------------
MSCI EAFE Index      3.23%     6.08%      2.85%*            $12,787
--------------------------------------------------------------------------------

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%+
--------------------------------------------------------------------------------
AUSTRALIA -- 3.4%

Brambles Ltd. ...................  7,759,675  $ 55,334,287
Paladin Energy Ltd. .............  4,624,292    18,365,265(a)
Telstra Corporation Ltd. ........  4,845,690    13,984,367
                                                87,683,919

BRAZIL -- 2.3%

Petroleo Brasileiro S.A. ADR ....    659,550    25,926,910
Vale S.A. .......................  1,587,231    32,554,108
                                                58,481,018

CANADA -- 2.6%

Kinross Gold Corp. ..............    489,185    10,633,268
Potash Corp of
   Saskatchewan Inc. ............    375,368    33,966,030
Research In Motion Ltd. .........    251,014    16,927,600(a)
Suncor Energy Inc. ..............    176,887     6,163,770
                                                67,690,668

CHILE -- 0.4%

Sociedad Quimica y Minera de
   Chile S.A. ADR (Series B) ....    229,399     8,976,383

CHINA -- 0.8%

China Mobile Ltd. ...............  1,166,245    11,361,410
China South Locomotive and
   Rolling Stock Corp. .......... 16,492,663     9,576,323
                                                20,937,733

DENMARK -- 0.3%

G4S PLC .........................  2,179,079     7,701,211

FINLAND -- 0.5%

Nokia OYJ .......................    923,925    13,572,535

FRANCE -- 16.2%

Alstom S.A. .....................    120,847     8,809,138
AXA S.A. ........................    955,123    25,827,908
BNP Paribas .....................    947,562    75,623,795(h)
Cie Generale d'Optique Essilor
   International S.A. ...........    760,880    43,313,778
Credit Agricole S.A. ............  2,355,613    49,168,883
GDF Suez ........................    219,279     9,726,182
Groupe Danone ...................    671,939    40,445,889

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Schneider Electric S.A. .........     50,656 $   5,128,278
Total S.A. ......................    868,362    51,539,300
Veolia Environnement ............  1,238,448    47,410,165
Vinci S.A. ......................    362,728    20,497,511
Vivendi .........................  1,329,307    41,085,745
                                               418,576,572

GERMANY -- 9.8%

Adidas AG .......................    320,411    16,940,028
Bayer AG ........................    710,930    49,204,522
Daimler AG (Regd.) ..............    253,967    12,771,945
Deutsche Boerse AG ..............    276,851    22,600,990
E.ON AG .........................    687,426    29,119,407(h)
Linde AG ........................    319,247    34,568,934
Metro AG ........................    389,857    22,024,853
RWE AG ..........................     42,699     3,961,361
Siemens AG (Regd.) ..............    552,317    51,087,314
ThyssenKrupp AG .................    294,900    10,142,731
                                               252,422,085

HONG KONG -- 1.0%

Esprit Holdings Ltd. ............  3,009,909    20,195,388
Sun Hung Kai Properties Ltd. ....    472,035     6,967,801
                                                27,163,189

INDIA -- 0.6%

Larsen & Toubro Ltd. ............    474,004    16,644,581

IRELAND -- 1.0%

CRH PLC .........................    943,404    26,172,916

ITALY -- 2.6%

ENI S.p.A. ......................  1,036,112    25,867,399
Intesa Sanpaolo S.p.A. ..........  6,966,654    30,778,592
Saipem S.p.A. ...................    355,144    10,683,364
                                                67,329,355

JAPAN -- 13.9%

Asahi Glass Company Ltd. ........    814,000     6,591,277
Daiichi Sankyo Company Ltd. .....    597,000    12,355,403
Daikin Industries Ltd. ..........    216,000     7,792,260
East Japan Railway Co. ..........    131,138     9,461,680
Mitsubishi Estate
   Company Ltd. .................  2,098,857    33,099,750
Mitsubishi Heavy
   Industries Ltd. ..............  4,663,000    17,707,265
Mitsubishi UFJ
   Financial Group Inc. .........  8,666,914    46,657,202
Nintendo Company Ltd. ...........     23,793     6,112,012
Nomura Holdings Inc. ............  6,439,058    39,769,912
Shiseido Company Ltd. ...........  1,624,216    28,389,993
Sony Financial Holdings Inc. ....     10,774    31,033,837(a)
Sumitomo Metal
   Industries Ltd. .............. 11,298,188    27,887,413


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial
   Group Inc. ...................    367,859  $ 12,859,761
The Bank of Yokohama Ltd. .......  4,255,607    20,913,242
Toyota Motor Corp. ..............  1,058,181    42,192,508
Yamada Denki Company Ltd. .......    251,920    17,106,982(a)
                                               359,930,497

MEXICO -- 0.4%

America Movil SAB de C.V. ADR
   (Series L) ...................    220,109     9,647,377

NETHERLANDS -- 2.4%

Heineken N.V. ...................    311,651    14,351,794
Koninklijke Ahold N.V. ..........  1,155,681    13,885,706
Koninklijke Philips
   Electronics N.V. .............  1,442,140    35,076,717
                                                63,314,217

RUSSIA -- 0.2%

Mobile Telesystems OJSC ADR .....    103,341     4,988,270

SINGAPORE -- 0.5%

CapitaLand Ltd. .................  4,358,000    11,505,454

SOUTH AFRICA -- 0.9%

MTN Group Ltd. ..................  1,475,138    23,779,361

SOUTH KOREA -- 2.1%

KB Financial Group Inc. .........    320,960    16,480,441
Samsung Electronics
   Company Ltd. .................     54,590    37,760,110
                                                54,240,551

SPAIN -- 5.4%

Banco Santander S.A. (Regd.) ....  5,021,234    80,734,905(h)
Iberdrola S.A. ..................  2,576,826    25,254,691
Telefonica S.A. .................  1,183,100    32,606,650
                                               138,596,246

SWEDEN -- 0.6%

Hennes & Mauritz AB (Series B) ..    294,097    16,465,243

SWITZERLAND -- 10.8%

ABB Ltd. (Regd.) ................  1,068,032    21,409,016(a)
Credit Suisse Group
   AG (Regd.) ...................    598,526    33,166,525
Nestle S.A. (Regd.) .............  1,481,263    63,039,150
Novartis AG (Regd.) .............    691,095    34,533,104
Roche Holding AG ................    545,288    88,021,722
Syngenta AG .....................     98,736    22,656,042
Zurich Financial Services AG ....     70,873    16,836,307
                                               279,661,866

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
TAIWAN -- 1.8%

Taiwan Semiconductor
   Manufacturing
   Company Ltd. ................. 22,741,548 $  45,627,406

UNITED KINGDOM -- 18.8%

BG Group PLC ....................  1,902,378    33,072,717
BHP Billiton PLC ................  1,698,380    46,394,474(h)
BP PLC ..........................  2,390,272    21,140,535
Diageo PLC ......................    377,505     5,796,121
G4S PLC .........................  4,325,139    15,259,809
HSBC Holdings PLC ...............  5,478,726    62,738,788
Lloyds Banking Group PLC ........ 18,213,364    30,207,337
National Grid PLC ...............  4,470,040    43,180,918
Prudential PLC ..................  3,932,501    37,831,015
Reckitt Benckiser Group PLC .....  1,133,265    55,425,865
Rio Tinto PLC (Regd.) ...........  1,058,485    45,174,717
Tesco PLC .......................  6,865,305    43,876,183(h)
The Capita Group PLC ............  1,089,597    12,590,625
Vodafone Group PLC .............. 14,668,920    32,891,954
                                               485,581,058

TOTAL COMMON STOCK
   (COST $2,538,806,188) ........            2,566,689,711

--------------------------------------------------------------------------------
RIGHTS -- 0.1%
--------------------------------------------------------------------------------
BNP Paribas
   (COST $0) ....................    907,337     1,962,856(a)

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $310,790) ..............                  208,229(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,539,116,978) ........            2,568,860,796

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------
GE Money Market Fund
Institutional Class, 0.06%
   (COST $99,222,668) ...........               99,222,668(d,m)

TOTAL INVESTMENTS
   (COST $2,638,339,646) ........            2,668,083,464


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (3.2)% ................              (83,443,745)
                                            --------------

NET ASSETS -- 100.0% ............           $2,584,639,719
                                            ==============


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional International Equity had the following short futures contracts open at September 30, 2009

                                 NUMBER         CURRENT          UNREALIZED
                 EXPIRATION        OF           NOTIONAL       APPRECIATION/
DESCRIPTION         DATE        CONTRACTS        VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------
DJ Euro Stoxx
  50 Index
  Futures       December 2009     413        $(17,247,195)       $ 49,583
FTSE 100 Index
  Futures       December 2009     102          (8,549,406)         27,512
Topix Index
  Futures       December 2009      63          (6,403,083)        (40,487)
                                                                 --------
                                                                 $ 36,608
                                                                 ========


The GE Institutional International Equity was invested in the following sectors at September 30, 2009 (unaudited):


                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Commercial Banks                                16.05%
Pharmaceuticals                                  6.90%
Oil, Gas & Consumable Fuels                      6.82%
Metals & Mining                                  6.48%
Insurance                                        4.18%
Multi-Utilities                                  3.91%
Food Products                                    3.88%
Chemicals                                        3.75%
Short-Term                                       3.72%
Industrial Conglomerates                         3.23%
Semiconductors & Semiconductor Equipment         3.13%
Wireless Telecommunication Services              3.10%
Food & Staples Retailing                         2.99%
Commercial Services & Supplies                   2.93%
Capital Markets                                  2.73%
Household Products                               2.08%
Automobiles                                      2.06%
Electric Utilities                               2.04%
Specialty Retail                                 2.02%
Real Estate Management & Development             1.93%
Diversified Telecommunication Services           1.76%
Healthcare Equipment & Supplies                  1.62%
Media                                            1.54%
Construction & Engineering                       1.39%
Electrical Equipment                             1.32%
Communications Equipment                         1.14%
Personal Products                                1.06%
Machinery                                        1.02%
Construction Materials                           0.98%
Diversified Financial Services                   0.85%
Beverages                                        0.76%
Textiles Apparel & Luxury Goods                  0.63%
Building Products                                0.54%
Professional Services                            0.47%
Energy Equipment & Services                      0.40%
Road & Rail                                      0.35%
Software                                         0.23%
Other Investments                                0.01%
                                               -------
                                               100.00%
                                               =======


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Strategic Investment Fund                                                    Q&A
--------------------------------------------------------------------------------

[PHOTO OF PAUL M. COLONNA OMITTED]
PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME

[PHOTO OF RALPH R. LAYMAN OMITTED]
PRESIDENT AND CHIEF INVESTMENT OFFICER - PUBLIC EQUITIES

[PHOTO OF THOMAS R. LINCOLN OMITTED]
SENIOR VICE PRESIDENT

[PHOTO OF JUDITH A. STUDER OMITTED]
CHIEF MARKET  STRATEGIST

[PHOTO OF DIANE M. WEHNER OMITTED]
SENIOR VICE PRESIDENT

THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER AND DIANE M. WEHNER. MS. STUDER IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND. EACH OF THE OTHER PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THE FOLLOWING SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY PORTION, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS AND SUB-ADVISER(S) HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Strategic Investment Fund returned -0.80% for the Investment Class shares and -1.04% for the Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -6.91% and 10.56%, respectively, and the Fund's Morningstar peer group of 1,240 Moderate Allocation Funds returned an average of 1.38% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Institutional Strategic Investment Fund for the twelve-month period ended September 30, 2009, was primarily driven by the Fund's underweight in international equities and overweight in fixed income and cash. The Fund benefited from the Tactical Asset Allocation Committee's decision to expand the overweight position in cash throughout the first half of the period and then to opportunistically reduce this cash overweight by investing in the equity markets during the second half of the period.

     This period was marked by extreme volatility in the U.S. equity markets. Stocks came under intense pressure in the first half of the period, due to a severe, synchronized global economic recession brought on by the collapse of the sub-prime mortgage market. As corporations and consumers undertook a painful deleveraging process, there was no place to hide, with all ten S&P 500 sectors declining during the first six months of the period. The U.S. equity markets fluctuated between hope and fear, as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By mid-March, however, equities began working their way higher, buoyed by short-covering and amid rising confidence that the sum of Federal Reserve and Treasury actions might provide an effective backstop to the ailing financial sector. All broad measures of U.S. equity performance rallied significantly through the second half of the period.

Strategic Investment Fund                                                    Q&A
--------------------------------------------------------------------------------

     Given that the financials were at the center of the credit crisis, they performed the worst during the period, falling 23.5% despite a 148.5% snapback off the March 9th bottom. Information technology (+8.5%) and consumer discretionary (+0.0%) were the only two sectors not to lose value during the period. We believe technology outperformed due to the relative strength of the sector's balance sheets, i.e., high cash levels, and minimal need for debt financing in general, and the global nature of most of technology sector's business models. Consequently, the growth style outperformed value during the period, with the Russell 1000 Growth index down just 1.8% versus a 10.6% drop for the Russell 1000 Value index.

     In a macro-driven market, the U.S. large-cap equity component of the Fund was well positioned from a sector allocation perspective, maintaining an underweight in financials in the early stage of the credit crisis, but benefitting from an overweight as financials snapped back. The Fund navigated the crisis nimbly, underweighting credit-driven business models as the crisis unfolded and adding to those financials we believed could take share and emerge from the recession as stronger competitors. Strong stock selection in materials was another key contributor, with solid rebounds among our metals and mining holdings as investors began turning toward oversold commodities stocks. Overweighting wireless telecom companies detracted from relative performance as they generally lagged in the period's flight to quality. Within technology, underweighting outperforming computer hardware companies mitigated the stock selection strength among the balance of our technology holdings.

     We continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. At September 30th, the Fund's largest overweights were in technology and financials, and the largest underweights were in consumer staples and industrials. Valuations for many companies remain attractive, even after the strong rebound from March through September. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

     Mid-cap equities outperformed during the twelve-month period of extreme market volatility. Concerns of a multi-year recession surfaced earlier in the year but quickly abated as companies reported earnings that proved to be resilient. Market sentiment shifted to a more positive stance throughout this period. Stock selection in the information technology sector contributed positively to performance and was driven by stocks with higher growth potential, strong competitive positions, and healthy balance sheets. Stock selection in the consumer discretionary sector also helped performance because of our bias toward companies with solid financials and reasonable valuations. Our underweight in financials, specifically commercial banks, and stock selection in this sector added to performance. Stock selection within health care and industrials detracted from performance.

     The deepening recession and stock market fallout was felt by most markets worldwide except in Asia where the fast growing economies of China and, to a lesser extent, India, continued to see positive GDP growth. China's new stimulus plan, on top of a massive five-year economic program, was specifically focused on developing domestic consumption in recognition that global trade had slowed. However, that consumption has acted as a lever for growth in other Asian economies, shifting the focus away from the United States, the importer of last resort, to a much closer neighbor.

     The lion's share of the negative attribution in international equities came from holdings in the financials sector and, in particular, Japan. While slightly overweight on average through the period, holdings in Europe generally made a positive contribution. However, certain holdings in the UK fell sharply on the need for government intervention while

                                                                             Q&A
--------------------------------------------------------------------------------

     Japanese stocks, considered defensive, fell on a weak local market and on fears of capital inadequacy. The portfolio's focus on defensive over cyclical consumer stocks created further negative attribution.

     The overweight in consumer staples was reduced on valuation grounds and the underweight in consumer discretionary was reduced on improving expectations for the global economy. The weight in financials was increased as greater transparency allowed higher conviction in individual names. Holdings of materials were also increased based on China's recovery and ensuing demand for basic commodities. Japan's poor performance led to a lower relative weight while additions in the UK reduced that regional underweight. The emerging markets weight increased on additions to higher conviction stocks and a strong performance in European financials led to an increase in that regional exposure.

     A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac, and AIG and money market funds "breaking the buck". Over the twelve-month period, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively by lowering its federal funds target to 0-0.25% and initiating a program to buy back $300 billion of U.S. Treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, certain credit markets are functioning at pre-crisis levels. Now, the economic question is not if the U.S. economy will recover, but what type of recovery it will be.

     During the twelve-month period, interest rates fell in harmony with the Fed's easy monetary policy. U.S. Treasury 2-year and 10-year note yields ended the period at 0.95% and 3.3%, down 102 and 52 basis points, respectively. As recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality fixed income securities outperformed those of higher quality. High yield credit led performance over the period (+22.3%), followed by investment grade credit (+19.5%), and emerging markets (+18.7%), while U.S. Treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.6%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

     Fixed income performance relative to its benchmark was driven primarily from the defensive positioning. An emphasis on higher quality securities to weather an economic recession ultimately underperformed lower quality bonds. Allocations to high yield and emerging market debt hurt performance in the fourth quarter of 2008 as credit markets froze, but helped in 2009 when credit spreads began to tighten with the stronger equity market. Duration positioning during the period had a negative impact and depressed pricing of short maturity asset-backed securities hurt performance in the first half of the period.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Throughout the first six months of the period, we lowered the Fund's exposure to U.S. and international equity and increased its exposure to cash. This defensive positioning helped to dampen volatility and preserve capital. We also reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core value equity to increase diversification. During the second six months of the period, we lowered the Fund's exposure to cash and increased its exposure to U.S. small-cap equity and international equity to take advantage of market opportunities. At the end of the period, we were underweight in international equities and overweight in cash.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,230.96                             1.73
     Service Class                   1,000.00                           1,229.65                             3.13
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.25                             1.57
     Service Class                   1,000.00                           1,022.02                             2.84
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.31% FOR INVESTMENT CLASS SHARES AND 0.56% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 23.10% FOR INVESTMENT CLASS SHARES, AND 22.96% FOR SERVICE CLASS SHARES.

Strategic Investment Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities, investment grade debt securities and cash.


MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Moderate Allocation Group
Based on average annual total returns for the periods ended 9/30/09

                                            ONE YEAR    THREE YEAR    FIVE YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:                1,240        1,073         954
--------------------------------------------------------------------------------
Peer group average annual total return:       1.38%       -1.55%        2.59%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Moderate Allocation


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
 Federal National Mortgage Assoc.                                   6.55%
--------------------------------------------------------------------------------
 U.S. Treasury Notes                                                3.51%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.                                   1.21%
--------------------------------------------------------------------------------
 Amgen Inc.                                                         1.05%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                                      0.95%
--------------------------------------------------------------------------------
 Microsoft Corp.                                                    0.93%
--------------------------------------------------------------------------------
 The Goldman Sachs Group, Inc.                                      0.92%
--------------------------------------------------------------------------------
 Transocean Ltd.                                                    0.91%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                                0.89%
--------------------------------------------------------------------------------
 State Street Corp.                                                 0.87%
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $577,811
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Domestic Equity 33.2%
Foreign Equity 26.5%
Bonds and Notes 22.6%
Short-Term 17.5%
Other Investments 0.2%


====================================================================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
====================================================================================================================================
INVESTMENT CLASS SHARES
====================================================================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                                GE Institutional                                                        Barclays Capital
                            Strategic Investment Fund                S&P 500 Index                 U.S. Aggregate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
10/29/99                          $10,000.00                          $10,000.00                           $10,000.00
09/00                              11,023.71                           10,647.30                            10,659.73
09/01                              10,094.71                            7,808.89                            12,040.47
09/02                               9,304.65                            6,208.85                            13,075.52
09/03                              10,914.06                            7,726.29                            13,782.88
09/04                              11,800.40                            8,798.16                            14,289.82
09/05                              12,901.32                            9,876.06                            14,689.23
09/06                              14,240.51                           10,942.25                            15,228.40
09/07                              16,980.52                           12,741.41                            16,010.50
09/08                              14,240.99                            9,941.38                            16,595.23
09/09                              14,127.25                            9,254.67                            18,347.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 10/29/99)
------------------------------------------------------------------------------------------------------------------------------------
                                    ONE           THREE            FIVE           SINCE          ENDING VALUE OF A
                                    YEAR           YEAR            YEAR         INCEPTION     $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund          -0.80%         -0.27%           3.67%          3.55%              $14,127
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                      -6.91%         -5.43%           1.02%         -0.78%*             $ 9,255
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S.
 Aggregate Bond Index              10.56%          6.41%           5.13%          6.30%*             $18,347
====================================================================================================================================


====================================================================================================================================
SERVICE CLASS SHARES
====================================================================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                             GE Institutional                                                                   Barclays Capital
                         Strategic Investment Fund                     S&P 500 Index                       U.S. Aggregate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
09/05                          $10,000.00                               $10,000.00                                 $10,000.00
12/05                           10,263.42                                10,209.46                                  10,059.48
03/06                           10,722.70                                10,638.65                                  9,994.42
06/06                           10,553.98                                10,485.44                                  9,986.79
09/06                           11,003.89                                11,079.57                                  10,367.05
12/06                           11,690.09                                11,821.78                                  10,495.43
03/07                           11,875.49                                11,897.61                                  10,653.22
06/07                           12,558.55                                12,644.76                                  10,598.04
09/07                           13,095.24                                12,901.30                                  10,899.48
12/07                           13,043.37                                12,471.45                                  11,226.61
03/08                           12,204.87                                11,293.58                                  11,470.02
06/08                           12,122.05                                10,985.62                                  11,353.01
09/08                           10,941.94                                10,066.13                                  11,297.55
12/08                            9,254.83                                 7,857.29                                  11,814.91
03/09                            8,805.46                                 6,992.06                                  11,828.59
06/09                            9,821.89                                 8,105.83                                  12,039.43
09/09                           10,827.62                                 9,370.81                                  12,490.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
------------------------------------------------------------------------------------------------------------------------------------
                                 ONE          THREE          SINCE         ENDING VALUE OF A
                                YEAR          YEAR         INCEPTION    $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund      -1.04%        -0.54%          2.01%             $10,828
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                  -6.91%        -5.43%         -1.61%*            $ 9,371
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S.
 Aggregate Bond Index          10.56%         6.41%          5.71%*            $12,490
------------------------------------------------------------------------------------------------------------------------------------

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 33.1%+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.7%

Alliant Techsystems, Inc. ..........   9,238  $  719,178  (a)
Hexcel Corp. .......................  73,278     838,300  (a)
Honeywell International Inc. .......  14,576     541,498
ITT Corp. ..........................  21,247   1,108,031
Rockwell Collins, Inc. .............   9,206     467,665
                                               3,674,672

BEVERAGES -- 1.0%

Brown-Forman Corp. (Class B) .......   1,706      82,263
Molson Coors Brewing
   Co. (Class B) ...................   7,519     366,025
Pepsi Bottling Group, Inc. .........   3,066     111,725
PepsiCo, Inc. ......................  88,525   5,192,877  (h)
                                               5,752,890

BIOTECHNOLOGY -- 1.9%

Amgen Inc. ......................... 100,754   6,068,413(a,h)
Amylin Pharmaceuticals, Inc. .......  25,739     352,367  (a)
Gilead Sciences, Inc. ..............  80,553   3,752,159  (a)
Vertex Pharmaceuticals Inc. ........  15,288     579,415  (a)
                                              10,752,354

CAPITAL MARKETS -- 2.6%

Affiliated Managers Group Inc. .....  11,450     744,365  (a)
Ameriprise Financial, Inc. .........  17,184     624,295
Greenhill & Company Inc. ...........   2,554     228,787
Invesco Ltd. .......................  19,891     452,719
Morgan Stanley .....................  15,343     473,792
State Street Corp. .................  95,713   5,034,504  (e)
The Bank of New York
   Mellon Corp. ....................  29,154     845,174
The Charles Schwab Corp. ...........  54,672   1,046,969
The Goldman Sachs Group, Inc .......  28,913   5,330,112
                                              14,780,717

CHEMICALS -- 0.6%

Air Products & Chemicals, Inc. .....     767      59,504
Intrepid Potash, Inc. ..............  17,215     406,102  (a)
Monsanto Co. .......................  26,558   2,055,589
Praxair, Inc. ......................   8,705     711,111
                                               3,232,306

COMMERCIAL BANKS -- 0.4%

Regions Financial Corp. ............  34,662     215,251
SunTrust Banks, Inc. ...............  45,060   1,016,103
US Bancorp .........................  13,042     285,098

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------

Wells Fargo & Co. ..................  22,556  $  635,628
Zions Bancorporation ...............   6,083     109,312
                                               2,261,392

COMMERCIAL SERVICES & SUPPLIES -- 0.6%

Corrections Corporation
   of America ......................  96,799   2,192,497  (a)
Iron Mountain Inc. .................  41,895   1,116,921  (a)
Stericycle, Inc. ...................   4,603     223,015  (a)
                                               3,532,433

COMMUNICATIONS EQUIPMENT -- 1.9%

Cisco Systems, Inc. ................ 218,933   5,153,683(a,h)
Juniper Networks, Inc. .............  26,647     720,002  (a)
QUALCOMM Inc. ...................... 104,286   4,690,784  (h)
                                              10,564,469

COMPUTERS & PERIPHERALS -- 0.6%

Hewlett-Packard Co. ................  25,625   1,209,756
International Business
   Machines Corp. ..................  14,574   1,743,196
Synaptics Inc. .....................  22,540     568,008  (a)
                                               3,520,960

DIVERSIFIED FINANCIAL SERVICES -- 1.3%

Bank of America Corp. ..............  68,316   1,155,907
CME Group Inc. .....................  11,559   3,562,369
JPMorgan Chase & Co. ...............  66,820   2,928,053
                                               7,646,329

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%

AT&T Inc. ..........................  38,362   1,036,158
Verizon Communications Inc. ........  19,947     603,796
                                               1,639,954

ELECTRIC UTILITIES -- 0.4%

Edison International ...............  20,868     700,747
Entergy Corp. ......................   3,453     275,757
ITC Holdings Corp. .................  19,875     903,319
Northeast Utilities ................  28,932     686,846
                                               2,566,669

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

Cogent, Inc. .......................  35,732     360,893  (a)
Corning Inc. .......................  62,641     959,034
                                               1,319,927

ENERGY EQUIPMENT & SERVICES -- 1.2%

Dresser-Rand Group Inc. ............  17,703     550,032  (a)
Halliburton Co. ....................  27,006     732,403
National Oilwell Varco, Inc. .......   9,667     416,938  (a)
Noble Corp. ........................  10,561     400,896


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
Schlumberger Ltd. ..................  69,338 $ 4,132,545  (h)
Weatherford International Ltd. .....  21,422     444,078  (a)
                                               6,676,892

FOOD & STAPLES RETAILING -- 0.1%

CVS Caremark Corp. .................   9,824     351,110

FOOD PRODUCTS -- 0.3%

Archer-Daniels-Midland Co. .........   5,064     147,970
Kraft Foods Inc. (Class A) .........  14,575     382,885
McCormick & Company Inc. ...........  37,042   1,257,205
Sara Lee Corp. .....................  16,248     181,003
                                               1,969,063

GAS UTILITIES -- 0.1%

EQT CORP. ..........................   7,853     334,538

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.5%

Baxter International Inc. ..........   1,995     113,735
Becton Dickinson & Co. .............   5,830     406,643
Boston Scientific Corp. ............  42,962     454,968  (a)
Covidien Plc .......................  49,088   2,123,547
DENTSPLY International Inc. ........   9,088     313,900
Gen-Probe Inc. .....................   9,461     392,064  (a)
Hologic, Inc. ......................  66,277   1,082,966  (a)
Masimo Corp. .......................  30,717     804,785  (a)
Medtronic, Inc. ....................  35,290   1,298,672  (h)
ResMed, Inc. .......................  34,378   1,553,886  (a)
                                               8,545,166

HEALTHCARE PROVIDERS & SERVICES -- 1.2%

Aetna Inc. .........................  23,208     645,879
Cardinal Health, Inc. ..............  25,165     674,422
Catalyst Health Solutions, Inc. ....  18,071     526,770  (a)
Express Scripts, Inc. ..............  35,664   2,766,813  (a)
McKesson Corp. .....................   3,683     219,323
Psychiatric Solutions, Inc. ........   6,263     167,598  (a)
UnitedHealth Group, Inc. ...........  71,196   1,782,748  (h)
                                               6,783,553

HOTELS RESTAURANTS & LEISURE -- 0.5%

Carnival Corp. .....................  42,538   1,415,665
Life Time Fitness, Inc. ............   8,615     241,651  (a)
Marriott International, Inc.
   (Class A) .......................   5,436     149,979
Penn National Gaming, Inc. .........  18,202     503,467  (a)
The Cheesecake Factory Inc. ........  21,272     393,957  (a)
                                               2,704,719

HOUSEHOLD DURABLES -- 0.0%*

MDC Holdings, Inc. .................   4,603     159,908

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%

Kimberly-Clark Corp. ...............   1,841  $  108,582
The Procter & Gamble Co. ...........  25,935   1,502,155
                                               1,610,737

INDUSTRIAL CONGLOMERATES -- 0.3%

McDermott International, Inc. ......  10,454     264,173  (a)
Textron, Inc. ......................  65,407   1,241,425  (h)
                                               1,505,598

INSURANCE -- 1.2%

ACE Ltd. ...........................  33,040   1,766,318
Aflac Inc. .........................  33,422   1,428,456
AON Corp. ..........................   8,899     362,100
Hartford Financial Services
   Group, Inc. .....................   4,297     113,871
HCC Insurance Holdings, Inc. .......  45,434   1,242,620
MetLife, Inc. ......................  19,947     759,382
PartnerRe Ltd. .....................   5,552     427,171
Principal Financial Group, Inc. ....  10,742     294,223
Prudential Financial, Inc. .........  12,889     643,290
The Travelers Companies, Inc. ......   1,226      60,356
                                               7,097,787

INTERNET SOFTWARE & SERVICES -- 0.5%

Equinix, Inc. ......................   1,870     172,040  (a)
Google Inc. (Class A) ..............   4,578   2,270,001  (a)
MercadoLibre, Inc. .................  19,291     741,932  (a)
                                               3,183,973

IT SERVICES -- 1.6%

Accenture PLC ......................   2,149      80,093  (a)
Affiliated Computer Services, Inc.
   (Class A) .......................  22,913   1,241,197  (a)
Cognizant Technology Solutions
   Corp. (Class A) .................  29,607   1,144,607  (a)
Cybersource Corp. ..................  16,710     278,556  (a)
DST Systems, Inc. ..................   5,443     243,846  (a)
Fidelity National Information
   Services, Inc. ..................   9,842     251,069
Paychex, Inc. ......................  27,205     790,305  (h)
The Western Union Co. .............. 167,874   3,176,176
Visa, Inc. (Class A) ...............  28,153   1,945,654
 ...................................           9,151,503

LIFE SCIENCES TOOLS & SERVICES -- 0.6%

Covance Inc. .......................  14,078     762,324  (a)
Illumina, Inc. .....................  16,717     710,473  (a)
Life Technologies Corp. ............   5,678     264,311  (a)
Mettler-Toledo
   International, Inc. .............   6,008     544,265  (a)
Thermo Fisher Scientific, Inc. .....  19,990     872,963  (a)
                                               3,154,336

See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
MACHINERY -- 0.3%

Deere & Co. ........................  12,480 $   535,642
Eaton Corp. ........................   8,439     477,563
Harsco Corp. .......................  20,839     737,909
Navistar International Corp. .......   2,455      91,866  (a)
                                               1,842,980

MEDIA -- 1.7%

Comcast Corp. (Class A) ............  93,726   1,507,114  (h)
Liberty Global, Inc. (Series C) ....  63,620   1,428,905  (a)
Liberty Media Corp -
   Entertainment
   (Series A) ......................  64,252   1,998,880  (a)
Omnicom Group Inc. .................  58,855   2,174,104
Regal Entertainment Group
   (Class A) .......................  42,102     518,697
The Walt Disney Co. ................  17,646     484,559
Time Warner Inc. ...................  49,867   1,435,172
                                               9,547,431

METALS & MINING -- 0.4%

Allegheny Technologies Inc. ........  28,598   1,000,644
Freeport-McMoRan Copper &
   Gold Inc. .......................  16,876   1,157,862
                                               2,158,506

MULTILINE RETAIL -- 0.5%

Kohl's Corp. .......................  20,931   1,194,113  (a)
Target Corp. .......................  29,643   1,383,736
                                               2,577,849

MULTI-UTILITIES -- 0.2%

Dominion Resources, Inc. ...........  16,879     582,326
DTE Energy Co. .....................   5,831     204,901
SCANA Corp. ........................  10,532     367,567
                                               1,154,794

OIL, GAS & CONSUMABLE FUELS -- 1.8%

Apache Corp. .......................  13,964   1,282,314
Chesapeake Energy Corp. ............   2,455      69,722
Chevron Corp. ......................   9,974     702,469
Devon Energy Corp. .................  12,735     857,448
Exxon Mobil Corp. ..................  37,116   2,546,529  (h)
Marathon Oil Corp. .................  81,106   2,587,282
Occidental Petroleum Corp. .........   6,138     481,219
Peabody Energy Corp. ...............   9,193     342,163
Southwestern Energy Co. ............  33,950   1,448,986  (a)
                                              10,318,132

PAPER & FOREST PRODUCTS -- 0.1%

Weyerhaeuser Co. ...................   9,206     337,400

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%

Alberto-Culver Co. .................  31,296  $  866,274
Avon Products, Inc. ................   3,069     104,223
Mead Johnson Nutrition Co.
   (Class A) .......................   9,568     431,612  (a)
                                               1,402,109

PHARMACEUTICALS -- 0.1%

Abbott Laboratories ................   4,603     227,710
Bristol-Myers Squibb Co. ...........  38,822     874,271
Merck & Company Inc. ...............   3,375     106,751
Pfizer Inc. ........................  14,116     233,620
Wyeth ..............................  15,344     745,412
                                               2,187,764

PROFESSIONAL SERVICES -- 0.1%

HIS, Inc. (Class A) ................  10,325     527,917  (a)

REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%

Douglas Emmett, Inc. (REIT) ........  19,106     234,622
SL Green Realty Corp. (REIT) .......   4,062     178,119
                                                 412,741

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc.
   (Class A) ....................... 124,255   1,458,753  (a)


ROAD & RAIL -- 0.1%

Union Pacific Corp. ................   9,820     572,997


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%

Hittite Microwave Corp. ............  18,345     674,729  (a)
Intel Corp. ........................ 113,991   2,230,804  (h)
Kla-Tencor Corp. ...................   2,763      99,081
Marvell Technology Group Ltd. ......  48,262     781,362  (a)
Microchip Technology Inc. ..........   8,439     223,634
Nvidia Corp. .......................   6,138      92,254  (a)
Texas Instruments Inc. .............  13,043     308,989
                                               4,410,853

SOFTWARE -- 1.9%

Activision Blizzard, Inc. ..........  65,727     814,358  (a)
Blackboard Inc. ....................  11,198     423,060  (a)
Citrix Systems, Inc. ...............  16,686     654,592  (a)
Intuit, Inc. .......................  45,977   1,310,345(a,h)
Microsoft Corp. .................... 207,165   5,363,502  (h)
Oracle Corp. .......................  16,111     335,753
Rovi Corp. .........................  50,756   1,705,402  (a)
                                              10,607,012


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.2%

Bed Bath & Beyond, Inc. ............  85,232 $ 3,199,609(a,h)
Lowe's Companies, Inc. ............. 121,814   2,550,785
O'Reilly Automotive, Inc. ..........  17,333     626,415  (a)
Urban Outfitters, Inc. .............   9,562     288,486  (a)
                                               6,665,295

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Coach, Inc. ........................  19,113     629,200
NIKE, Inc. (Class B) ...............   1,228      79,452
                                                 708,652

THRIFTS & MORTGAGE FINANCE -- 0.1%

People's United Financial, Inc. ....  27,349     425,550

TOBACCO -- 0.1%

Altria Group, Inc. .................   7,672     136,638
Philip Morris International Inc. ...  14,576     710,434
                                                 847,072

WATER UTILITIES -- 0.1%

American Water Works
   Company, Inc. ...................  26,200     522,428

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%

American Tower Corp. (Class A) .....  30,029   1,093,056  (a)
NII Holdings, Inc. ................. 139,710   4,188,506  (a)
Syniverse Holdings, Inc. ...........  24,179     423,133  (a)
                                               5,704,695

TOTAL DOMESTIC EQUITY
   (COST $188,538,556) .............         188,864,885

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 26.8%
--------------------------------------------------------------------------------

COMMON STOCK -- 26.5%

AEROSPACE & DEFENSE -- 0.3%

CAE, Inc. .......................... 161,176   1,359,026
Elbit Systems Ltd. .................   1,077      72,722
                                               1,431,748

AUTO COMPONENTS -- 0.0%*

Hankook Tire Company Ltd. ..........   9,780     194,645  (a)

AUTOMOBILES -- 0.5%

Daimler AG (Regd.) .................  12,049     605,942
Toyota Motor Corp. .................  50,180   2,000,811
Toyota Motor Corp. ADR .............   1,507     118,405
                                               2,725,158

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
BEVERAGES -- 0.2%

Coca-Cola Icecek AS (Class C) ......  20,354  $  143,786
Diageo PLC .........................  17,910     274,986
Heineken N.V. ......................  14,786     680,908
                                               1,099,680

BUILDING PRODUCTS -- 0.1%

Asahi Glass Company Ltd. ...........  39,000     315,798
Daikin Industries Ltd. .............  10,000     360,753
                                                 676,551

CAPITAL MARKETS -- 0.7%

Credit Suisse Group AG (Regd.) .....  28,396   1,573,527
Egyptian Financial
   Group-Hermes
Holding ............................  28,360     154,068
Mirae Asset Securities
   Company Ltd. ....................   1,870     111,732
Nomura Holdings Inc. ............... 305,540   1,887,124
Woori Investment & Securities
   Company Ltd. ....................   6,990      99,370
Yuanta Financial Holding
   Company Ltd. .................... 147,259     109,020
                                               3,934,841

CHEMICALS -- 1.0%

Linde AG ...........................  15,146   1,640,050
Potash Corp of
   Saskatchewan Inc. ...............  17,809   1,611,488
Potash Corp of
   Saskatchewan Inc. ...............   3,836     346,544
Sinofert Holdings Ltd. ............. 293,078     128,953
Sociedad Quimica y Minera de
   Chile S.A. ADR (Series B) .......  14,739     576,737
SODIFF Advanced Materials
   Company Ltd. ....................   1,363     110,821
Syngenta AG ........................   4,684   1,074,794
Taiwan Fertilizer Company Ltd. .....  47,000     168,129
                                               5,657,516

COMMERCIAL BANKS -- 3.9%

Akbank TAS .........................  30,004     173,603
Banco do Brasil S.A. ...............   8,534     149,594
Banco Santander Chile ADR ..........   1,499      86,252
Banco Santander S.A. (Regd.) ....... 238,226   3,830,364
Bank of China Ltd. ................. 181,000      95,287
BNP Paribas ........................  44,956   3,587,885
China Construction Bank Corp. ...... 126,000     100,799
China Merchants Bank
   Company Ltd. ....................  57,200     127,537
Credit Agricole S.A. ............... 111,759   2,332,754
Grupo Financiero Banorte SAB de
   C.V. (Series O) .................  54,307     181,598
HSBC Holdings PLC .................. 259,931   2,976,560
Industrial & Commercial
   Bank of China ................... 257,495     193,701
Intesa Sanpaolo S.p.A. ............. 330,524   1,460,251
KB Financial Group Inc. ............  22,784   1,169,897



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
Lloyds Banking Group PLC ........... 864,111 $ 1,433,151
Metropolitan Bank & Trust .......... 126,300     102,629
Mitsubishi UFJ
   Financial Group Inc. ............ 411,177   2,213,518
Raiffeisen International Bank
   Holding AG (Regd.) ..............   1,358      88,451
Siam Commercial Bank PCL ...........  29,384      73,218
Standard Bank Group Ltd. ...........   8,504     109,029
State Bank of India Ltd. ...........   1,173      53,522
State Bank of India Ltd. GDR .......   1,280     116,352
Sumitomo Mitsui Financial
   Group Inc. ......................  17,513     612,226
The Bank of Yokohama Ltd. .......... 201,795     991,677
                                              22,259,855

COMMERCIAL SERVICES & SUPPLIES -- 0.7%

Brambles Ltd. ...................... 368,148   2,625,266
G4S PLC ............................ 205,201     723,983
G4S PLC ............................ 103,384     365,375
Pan Asia Environmental
   Protection Group Ltd. ........... 239,433      36,764
                                               3,751,388

COMMUNICATIONS EQUIPMENT -- 0.9%

Nokia OYJ ..........................  43,843     644,057
Research In Motion Ltd. ............  55,143   3,724,910  (a)
Research In Motion Ltd. ............  11,909     803,106  (a)
ZTE Corp. ..........................  17,759      93,377
                                               5,265,450

COMPUTERS & PERIPHERALS -- 0.1%

Asustek Computer Inc. .............. 116,819     200,585
HTC Corp. ..........................  17,231     189,204
                                                 389,789

CONSTRUCTION & ENGINEERING -- 0.4%

China State Construction
International Holdings Ltd. ........ 242,514      94,815
Doosan Heavy Industries and
   Construction Company Ltd. .......   3,010     172,182
Empresas ICA SAB de C.V. ...........  77,008     181,328  (a)
Larsen & Toubro Ltd. ...............  25,592     898,659
Murray & Roberts Holdings Ltd. .....  16,862     132,070
Vinci S.A. .........................  17,209     972,469
                                               2,451,523

CONSTRUCTION MATERIALS -- 0.2%

Cemex SAB de C.V. ADR ..............   8,988     116,125  (a)
CRH PLC ............................  44,759   1,241,752
                                               1,357,877

DIVERSIFIED FINANCIAL SERVICES -- 0.2%

Deutsche Boerse AG .................  13,135   1,072,288
Reliance Capital Ltd. ..............   3,767      71,883
                                               1,144,171

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%

Telefonica S.A. ....................  56,131  $1,546,990
Telekomunikasi Indonesia
   Tbk PT (Series B) ............... 140,500     125,745
Telstra Corporation Ltd. ........... 229,898     663,472
                                               2,336,207

ELECTRIC UTILITIES -- 0.5%

CEZ AS .............................   1,439      76,449
E.ON AG ............................  32,614   1,381,531
Iberdrola S.A. ..................... 122,254   1,198,174
                                               2,656,154

ELECTRICAL EQUIPMENT -- 0.5%

ABB Ltd. (Regd.) ...................  50,671   1,015,715  (a)
ABB Ltd. ADR .......................  39,895     799,496  (a)
Alstom S.A. ........................   5,733     417,907
Schneider Electric S.A. ............   2,404     243,375
Zhuzhou CSR Times Electric
   Company Ltd. ....................  57,958     101,258
                                               2,577,751

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%

Delta Electronics, Inc. ............  89,343     254,289
HON HAI Precision Industry
   Company Ltd. ....................  30,116     120,846
                                                 375,135

ENERGY EQUIPMENT & SERVICES -- 1.0%

Saipem S.p.A. ......................  16,849     506,848
Tesco Corp. ........................  21,626     172,575  (a)
Transocean Ltd. ....................  61,665   5,274,207  (a)
                                               5,953,630

FOOD & STAPLES RETAILING -- 0.7%

Koninklijke Ahold N.V. .............  54,830     658,792
Metro AG ...........................  18,496   1,044,926
President Chain Store Corp. ........  32,944      80,751  (a)
Shinsegae Company Ltd. .............     380     191,895
Tesco PLC .......................... 325,716   2,081,652
X5 Retail Group N.V. GDR ...........   4,135     100,481  (a)
                                               4,158,497

FOOD PRODUCTS -- 1.0%

China Agri-Industries
   Holdings Ltd. ...................  97,000      90,741
Cosan SA Industria e Comercio ......  20,400     223,969  (a)
Groupe Danone ......................  31,879   1,918,886
IOI Corp. Bhd ......................  68,000     102,167
Nestle S.A. (Regd.) ................  70,277   2,990,828
Nestle S.A. ADR ....................   7,671     327,475
Perdigao S.A. ......................   6,100     161,608  (a)
Want Want China Holdings Ltd. ...... 101,698      59,837
                                               5,875,511


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

Cie Generale d'Optique Essilor
   International S.A. ..............  36,099  $2,054,968

HEALTHCARE PROVIDERS & SERVICES -- 0.0%*

Diagnosticos da America S.A. .......   4,797     123,371  (a)

HOUSEHOLD DURABLES -- 0.0%*

Desarrolladora Homex
   SAB de C.V. .....................  19,938     125,163  (a)

HOUSEHOLD PRODUCTS -- 0.5%

LG Household &
   Health Care Ltd. ................     420      94,106
Reckitt Benckiser Group PLC ........  53,766   2,629,594
                                               2,723,700

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

Huaneng Power
   International, Inc. ............. 136,000      89,847

INDUSTRIAL CONGLOMERATES -- 0.8%

Chongqing Machinery & Electric
   Company Ltd. .................... 393,011      67,952  (a)
Koninklijke Philips
   Electronics N.V. ................  68,421   1,664,182
MAX India Ltd. .....................  18,556      71,208  (a)
Siemens AG (Regd.) .................  26,204   2,423,775
Siemens AG ADR .....................   2,301     213,901
                                               4,441,018

INSURANCE -- 1.0%

AXA S.A. ...........................  45,315   1,225,383
China Life Insurance
   Company Ltd. ....................  44,801     195,100
Prudential PLC ..................... 186,573   1,794,849
Samsung Fire & Marine Insurance
   Company Ltd. ....................     750     153,405
Sony Financial Holdings Inc. .......     511   1,471,904  (a)
Tong Yang Life Insurance ...........   4,735      68,317  (a)
Zurich Financial Services AG .......   3,362     798,663
                                               5,707,621

INTERNET SOFTWARE & SERVICES -- 0.3%

Baidu, Inc ADR .....................   4,420   1,728,441  (a)

MACHINERY -- 0.3%

China South Locomotive and
Rolling Stock Corp. .............. 1,069,908     621,233
Mitsubishi Heavy
   Industries Ltd. ...............   222,000     843,022
                                               1,464,255

MEDIA -- 0.4%

Focus Media Holding Ltd. ADR ......   14,255     157,375  (a)
Vivendi ...........................   63,067   1,949,252
                                               2,106,627

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
METALS & MINING -- 1.6%

Anglo Platinum Ltd. ...............      210  $   18,485
Barrick Gold Corp. ................    9,206     348,907
BHP Billiton PLC ..................   80,578   2,201,141
China Molybdenum
   Company Ltd. ...................   72,999      58,399
Harmony Gold Mining
   Company Ltd. ADR ...............    8,120      88,833
Hidili Industry International
   Development Ltd. ...............   68,761      64,236
Kinross Gold Corp. ................   23,209     504,487
New World Resources
   N.V. (Class A) .................   12,321     121,386
Polymetal GDR .....................    6,803      53,812(a,b)
POSCO .............................      440     181,863
Rio Tinto PLC (Regd.) .............   50,219   2,143,279
Sumitomo Metal
   Industries Ltd. ................  536,010   1,323,038
Tata Steel Ltd. ...................    7,116      75,361
ThyssenKrupp AG ...................   13,991     481,204
Vale S.A. .........................   75,330   1,545,018  (h)
                                               9,209,449

MULTI-UTILITIES -- 0.9%

GDF Suez ..........................   10,403     461,428
National Grid PLC .................  212,076   2,048,670
RWE AG ............................    2,026     187,960
Veolia Environnement ..............   58,757   2,249,331
                                               4,947,389

OIL, GAS & CONSUMABLE FUELS -- 2.1%

BG Group PLC ......................   90,256   1,569,095
BP PLC ............................  113,404   1,002,991
China Shenhua Energy
   Company Ltd. ...................   33,000     143,496
CNOOC Ltd. ........................  131,000     176,469
ENI S.p.A. ........................   49,157   1,227,245
Gazprom OAO ADR ...................   21,212     501,452
LUKOIL ADR ........................    5,054     273,927
Paladin Energy Ltd. ...............  219,394     871,318  (a)
PetroChina Company Ltd. ...........  144,000     162,951
Petroleo Brasileiro S.A. ADR ......   46,472   1,826,814
Reliance Industries Ltd. ..........    1,534      70,207
Reliance Industries Ltd. GDR ......    1,777     163,662  (b)
Suncor Energy Inc. ................   43,840   1,515,110
Suncor Energy Inc. ................    8,392     292,426
Total S.A. ........................   41,198   2,445,197
                                              12,242,360

PERSONAL PRODUCTS -- 0.2%

Shiseido Company Ltd. .............   76,592   1,338,767

PHARMACEUTICALS -- 1.6%

Bayer AG ..........................   33,729   2,334,434
Daiichi Sankyo Company Ltd. .......   28,300     585,692
Novartis AG (Regd.) ...............   32,788   1,638,373
Roche Holding AG ..................   25,871   4,176,160
Sinopharm Group Co. ...............    2,473       6,273  (a)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR ...............    3,469  $  175,393
Yuhan Corp. .......................      352      56,912
                                               8,973,237

PROFESSIONAL SERVICES -- 0.1%

The Capita Group PLC ..............   51,695     597,351

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%

CapitaLand Ltd. ...................  207,000     546,496
Franshion Properties China Ltd. ...  345,893      98,188
Hung Poo Real Estate
   Development Corp. ..............   93,353     150,129
Mitsubishi Estate Company Ltd. ....   99,000   1,561,267
Shenzhen Investment Ltd. ..........  167,266      64,748
Sun Hung Kai Properties Ltd. ......   22,087     326,031
                                               2,746,859

ROAD & RAIL -- 0.1%

East Japan Railway Co. ............    6,177     445,674

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%

ASM Pacific Technology Ltd. .......   11,049      78,340
Samsung Electronics
   Company Ltd. ...................    3,380   2,337,959
Taiwan Semiconductor
   Manufacturing Company Ltd. .... 1,249,876   2,507,684
Taiwan Semiconductor
   Manufacturing
   Company Ltd. ADR ...............   10,794     118,302
                                               5,042,285

SOFTWARE -- 0.0%*

Nintendo Company Ltd. .............    1,100     282,571

SPECIALTY RETAIL -- 0.4%

Esprit Holdings Ltd. ..............  142,457     955,834
Hennes & Mauritz AB (Series B) ....   13,913     778,930
Yamada Denki Company Ltd. .........   11,950     811,482  (a)
                                               2,546,246

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Adidas AG .........................   15,201     803,672

TRANSPORTATION INFRASTRUCTURE -- 0.0%*

Dalian Port PDA Company Ltd. ......  103,585      42,637

WIRELESS TELECOMMUNICATION SERVICES -- 0.9%

America Movil SAB de C.V.
ADR (Series L) ....................   12,722     557,605
Bharti Airtel Ltd. ................   14,316     124,620
China Mobile Ltd. .................   80,291     782,184

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES       VALUE
--------------------------------------------------------------------------------
Idea Cellular Ltd. ................   41,024  $   64,173  (a)
Mobile Telesystems
   OJSC ADR .......................    9,544     460,689
MTN Group Ltd. ....................   86,950   1,401,642
Philippine Long Distance
   Telephone Co. ..................    1,451      73,806
Turkcell Iletisim Hizmet AS .......    3,767      26,865
Turkcell Iletisim Hizmet
   AS ADR .........................    8,361     149,411
Vodafone Group PLC ................  695,949   1,560,519
                                               5,201,514

TOTAL COMMON STOCK
   (COST $150,650,134)                       151,258,099

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.1%

Itau Unibanco Banco
   Multiplo S.A. ..................    21857     437,974

ELECTRIC UTILITIES -- 0.0%*

Cia Energetica de Minas Gerais ....     4867      73,759

MEDIA -- 0.0%*

NET Servicos de
   Comunicacao S.A. ...............     6739      77,958  (a)

METALS & MINING -- 0.1%

Cia Vale do Rio Doce ..............    27048     555,656

OIL, GAS & CONSUMABLE FUELS -- 0.0%*

Petroleo Brasileiro S.A. ..........    11037     216,825

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%

Vivo Participacoes S.A. ...........     9228     231,529

TOTAL PREFERRED STOCK
   (COST $940,971) ................            1,593,701

--------------------------------------------------------------------------------
RIGHTS -- 0.0%*
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.0%*

BNP Paribas
   (COST $0) ......................   44,956      97,254  (a)

TOTAL FOREIGN EQUITY
   (COST $151,591,105) ............          152,949,054


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 22.9%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 4.1%

U.S. Treasury Bonds
3.50%       02/15/39 ...........  $2,702,100 $ 2,447,935
4.25%       05/15/39 ...........     540,400     559,061
U.S. Treasury Notes
0.88%       01/31/11 - 05/31/11    1,516,100   1,520,218
1.13%       06/30/11 ...........   3,343,000   3,362,326  (h)
1.25%       11/30/10 ...........      33,000      33,291
1.75%       08/15/12 ...........     805,200     813,503
2.25%       05/31/14 ...........   3,703,600   3,714,885
2.63%       07/31/14 ...........   5,184,200   5,270,875
2.75%       02/15/19 ...........   1,148,900   1,096,392
3.63%       10/31/09 ...........   2,805,000   2,813,000  (h)
4.50%       11/15/10 ...........      13,000      13,584
4.63%       11/15/09 - 10/31/11    1,590,000   1,660,922  (h)
                                              23,305,992

FEDERAL AGENCIES -- 1.1%

Federal Home Loan Mortgage Corp.
4.13%       09/27/13 ...........     572,000     613,246
4.88%       02/09/10 ...........   1,055,000   1,072,135  (h)
5.13%       11/17/17 ...........   1,300,000   1,444,405
Federal National Mortgage Assoc.
3.63%       02/12/13 ...........     702,000     742,839
3.88%       07/12/13 ...........   2,056,000   2,190,586
                                               6,063,211

AGENCY MORTGAGE BACKED -- 6.7%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35       40,522      41,200  (h)
5.00%       07/01/35 ...........      98,738     102,528  (h)
5.50%       05/01/20 - 04/01/39    1,472,991   1,555,068  (h)
6.00%       04/01/17 - 11/01/37    1,066,956   1,129,811  (h)
6.50%       01/01/27 - 07/01/36      194,153     208,112  (h)
7.00%       10/01/16 - 08/01/36      279,365     307,921  (h)
7.50%       11/01/09 - 09/01/33        8,502       9,539  (h)
8.00%       04/01/30 - 11/01/30        1,736       1,972  (h)
9.00%       04/01/16 - 06/01/21        1,578       1,739  (h)
5.50%       TBA ................     305,000     319,201  (c)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19       82,012      85,302  (h)
4.50%       05/01/18 - 12/01/34      363,783     379,456  (h)
5.00%       07/01/20 - 04/01/39      571,582     592,982  (h)
5.25%       04/01/37 ...........      90,122      95,188  (i)
5.47%       04/01/37 ...........      79,800      84,412  (i)
5.48%       04/01/37 ...........      73,074      77,247  (i)
5.50%       03/01/14 - 12/01/38   10,968,796  11,526,722  (h)
5.52%       04/01/37 ...........      33,175      35,064  (i)
5.57%       04/01/37 ...........      94,194      99,883  (i)
5.67%       04/01/37 ...........      64,045      67,719  (i)
5.72%       04/01/37 ...........      38,073      40,388  (i)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
5.81%       03/01/37 ........... $     6,815  $    7,212 (i)
6.00%       07/01/14 - 03/01/38    1,992,140   2,114,807  (h)
6.03%       10/01/37 ...........     144,157     152,986  (i)
6.50%       01/01/15 - 02/01/35      913,532     984,120  (h)
7.00%       10/01/16 - 06/01/36      215,168     236,799  (h)
7.50%       12/01/09 - 03/01/34       27,532      30,619  (h)
8.00%       12/01/11 - 11/01/33       12,668      14,174  (h)
8.50%       07/01/30 - 05/01/31        1,315       1,505  (h)
9.00%       04/01/16 - 12/01/22        4,246       4,621  (h)
4.50%       TBA ................     410,000     415,252  (c)
5.00%       TBA ................     173,000     181,380  (c)
5.50%       TBA ................   5,258,000   5,502,548  (c)
6.00%       TBA ................  10,250,000  10,813,750  (c)
6.50%       TBA ................     568,000     607,050  (c)
7.00%       TBA ................     190,000     207,100  (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34      102,371     104,605  (h)
5.00%       08/15/33 ...........      43,515      45,396  (h)
6.00%       04/15/30 - 09/15/36      168,746     180,004  (h)
6.50%       02/15/24 - 06/15/36       72,520      77,606  (h)
7.00%       03/15/12 - 10/15/36       72,303      78,420  (h)
8.00%       06/15/30 ...........          61          69  (h)
8.50%       10/15/17 ...........      17,369      18,858  (h)
9.00%       11/15/16 - 12/15/21       21,649      23,734  (h)
                                              38,564,069

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

Collateralized Mortgage Obligation
   Trust (Class B)
9.24%       11/01/18 ...........         588         567(d,f,h,n)
Federal Home Loan Mortgage Corp.
0.21%       09/25/43 ...........     166,556         967(g,h,i,p)
0.62%       09/15/34 ...........     140,096     120,757(d,f)
0.66%       11/15/37 ...........     226,804     192,892(d,f)
4.50%       03/15/18 - 03/15/19       40,756       2,701(g,h,p)
5.00%       10/15/18 - 12/01/34      173,878      23,746(g,h,p)
5.00%       05/15/38 ...........     116,593     115,355
5.50%       04/15/17 - 06/15/33       46,550       6,758(g,h,p)
7.50%       01/15/16 ...........       2,187       2,245  (h)
7.50%       07/15/27 ...........       5,334       1,132(g,h,p)
8.00%       04/15/20 ...........         261         282  (h)
8.00%       02/01/23 - 07/01/24        1,975         381(g,h,p)
9.62%       12/15/33 ...........      19,745      21,582(h,i)
Federal Home Loan Mortgage STRIPS
9.21%       08/01/27 ...........         458         381(d,f,h)
Federal National Mortgage Assoc.
1.20%       12/25/42 ...........      73,718       2,693(g,h,i,p)
4.50%       05/25/18 ...........      23,871       1,091(g,h,p)
4.75%       11/25/14 ...........       1,657          10(g,h,p)
5.00%       08/25/17 - 02/25/32      282,462      28,650(g,h,p)
5.00%       10/25/35 - 08/25/38      301,438     300,576
5.50%       01/25/33 ...........     144,832     151,907
6.75%       10/25/29 ...........      27,338       2,554(g,h,i,p)
7.35%       09/25/42 ...........     100,780      14,102(g,h,i,p)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
7.45%       08/25/16 ........... $    10,085   $     526(g,h,i,p)
16.07%      03/25/31 ...........      25,799      28,945(h,i)
Federal National Mortgage
   Assoc. (Class 1)
4.50%       09/01/35 - 01/01/36      803,061     136,561(g,p)
5.00%       05/25/38 ...........     248,450      37,483(g,p)
Federal National Mortgage
   Assoc. (Class 2)
4.50%       08/01/35 ...........     254,189      43,141(g,p)
5.00%       03/25/38 ...........     234,857      37,877(g,p)
5.50%       12/01/33 ...........      56,425      10,057(g,h,p)
7.50%       11/01/23 ...........      16,132       2,513(g,h,p)
8.00%       08/01/23 - 07/01/24        4,429         882(g,h,p)
8.50%       03/01/17 - 07/25/22        1,518         267(g,h,p)
9.00%       05/25/22 ...........         734         143(g,h,p)
Federal National Mortgage
   Assoc. (Class B)
6.30%       12/25/22 ...........         730         691(d,f,h)
Federal National Mortgage
   Assoc. (Class H)
5.00%       10/25/22 ...........      31,550       2,999(g,h,p)
Government National
   Mortgage Assoc.
1.00%       01/20/37 ...........   1,363,025     136,787(g,i,p)
6.15%       05/20/39 ...........     874,916      86,269(g,i,p)
                                               1,516,470

ASSET BACKED -- 0.4%
Bear Stearns Asset Backed Securities
   Trust (Class A)
0.62%       01/25/34 ...........       3,599       2,463(h,i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
0.75%       03/25/32 ...........       4,909       2,793(h,i)
Discover Card Master Trust I (Class A)
0.57%       06/16/15 ...........      90,000      81,611  (i)
Discover Card Master Trust I
   (Class B) (Series 2)
0.42%       05/15/12 ...........     140,000     131,242  (i)
Mid-State Trust
7.54%       07/01/35 ...........       2,842       2,429(h,n)
Residential Asset Mortgage
   Products Inc.
0.49%       03/25/34 ...........         168         161(h,i)
Residential Asset Securities Corp.
0.75%       07/25/32 ...........       1,835         867(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30 ...........       1,657       1,616(h,i,n)
Triad Auto Receivables Owner
   Trust (Class A)
0.30%       02/12/14 ...........   2,000,000   1,878,716  (i)
Wells Fargo Home Equity Trust
3.97%       05/25/34 ...........       3,336       3,263(h,i,n)
                                               2,105,161

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 8.6%

Abu Dhabi National Energy Co.
6.25%       09/16/19 ...........    $100,000  $  100,739  (b)
Air Jamaica Ltd.
9.38%       07/08/15 ...........       8,571       7,886
AMC Entertainment Inc.
8.75%       06/01/19 ...........     368,000     379,960
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10 ...........     300,000     305,943  (h)
American Express Company
8.13%       05/20/19 ...........      74,000      87,519
Anheuser-Busch InBev Worldwide Inc.
7.20%       01/15/14 ...........     137,000     154,241  (b)
7.75%       01/15/19 ...........     351,000     415,324  (b)
Apria Healthcare Group Inc.
11.25%      11/01/14 ...........     240,000     258,000  (b)
ARAMARK Corp.
8.50%       02/01/15 ...........     310,000     312,713
Arch Coal, Inc.
8.75%       08/01/16 ...........      10,000      10,300  (b)
Archer-Daniels-Midland Co.
6.45%       01/15/38 ...........     214,000     246,366  (h)
Arcos Dorados BV
7.50%       10/01/19 ...........     100,000      99,136  (b)
Arizona Public Service Co.
6.25%       08/01/16 ...........      45,000      47,001  (h)
AT&T Inc.
6.40%       05/15/38 ...........     572,000     607,213
6.70%       11/15/13 ...........     188,000     212,996
Axtel SAB de C.V.
9.00%       09/22/19 ...........      16,000      16,240  (b)
Banco Mercantil del Norte S.A.
6.14%       10/13/16 ...........      32,000      30,739  (i)
Banco Nacional de Desenvolvimento
   Economico e Social
6.50%       06/10/19 ...........     200,000     212,500  (b)
Bank of America Corp.
5.75%       12/01/17 ...........     355,000     354,353
6.50%       08/01/16 ...........     570,000     599,156
7.38%       05/15/14 ...........      70,000      77,886
Barclays Bank PLC
5.00%       09/22/16 ...........     120,000     121,532
5.20%       07/10/14 ...........     163,000     172,180
Berkshire Hathaway Finance Corp.
5.00%       08/15/13 ...........     124,000     134,678
Bristol-Myers Squibb Co.
5.88%       11/15/36 ...........      47,000      52,020  (h)
Bunge Ltd. Finance Corp.
8.50%       06/15/19 ...........     118,000     136,034
CA, Inc.
6.13%       12/01/14 ...........     224,000     241,105
Cargill Inc.
5.20%       01/22/13 ...........     218,000     228,593  (b)
6.00%       11/27/17 ...........      91,000      98,538  (b)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
Carolina Power & Light Co.
5.15%       04/01/15 ...........   $  34,000  $   36,656  (h)
5.70%       04/01/35 ...........      17,000      18,245  (h)
6.13%       09/15/33 ...........      14,000      15,805  (h)
Case New Holland Inc.
7.75%       09/01/13 ...........     324,000     322,380
Cenovus Energy Inc.
4.50%       09/15/14 ...........     166,000     169,612  (b)
6.75%       11/15/39 ...........     302,000     325,415  (b)
Centrais Eletricas Brasileiras S.A.
6.88%       07/30/19 ...........     100,000     108,000  (b)
Central American Bank for
   Economic Integration
5.38%       09/24/14 ...........     170,000     170,213  (b)
CenturyTel, Inc.
6.15%       09/15/19 ...........      75,000      75,223
Chesapeake Energy Corp.
7.25%       12/15/18 ...........     322,000     304,290
Cincinnati Bell Inc.
8.25%       10/15/17 ...........     129,000     127,145
Citigroup, Inc.
5.00%       09/15/14 ...........     188,000     178,898
5.13%       05/05/14 ...........     285,000     281,745
6.38%       08/12/14 ...........     528,000     545,894
8.50%       05/22/19 ...........     242,000     273,178
Clarendon Alumina Production Ltd.
8.50%       11/16/21 ...........     105,000      74,550(b,h)
CME Group Inc.
5.40%       08/01/13 ...........     286,000     309,176
Comcast Corp.
6.50%       01/15/15 ...........     151,000     168,258
Community Health Systems, Inc.
8.88%       07/15/15 ...........     322,000     330,050  (h)
Consolidated Edison Company
of New York Inc.
5.85%       04/01/18 ...........     111,000     120,993
6.65%       04/01/19 ...........     111,000     128,254
7.13%       12/01/18 ...........     300,000     355,835
Continental Resources, Inc.
8.25%       10/01/19 ...........     102,000     104,805  (b)
COX Communications Inc.
6.25%       06/01/18 ...........     119,000     126,248  (b)
7.13%       10/01/12 ...........      28,000      31,235  (h)
7.75%       11/01/10 ...........      85,000      89,946  (h)
Credit Suisse
6.00%       02/15/18 ...........     500,000     523,478
CSX Corp.
6.25%       03/15/18 ...........     132,000     143,153
CVS Caremark Corp.
5.75%       06/01/17 ...........      54,000      57,807
6.13%       09/15/39 ...........     226,000     229,892
6.60%       03/15/19 ...........      66,000      74,400
DASA Finance Corp.
8.75%       05/29/18 ...........     224,000     237,440
Diageo Capital PLC
5.20%       01/30/13 ...........      93,000      99,666  (h)
7.38%       01/15/14 ...........     122,000     141,386

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
DirecTV Financing Company Inc.
4.75%       10/01/14 ........... $   302,000  $  302,000  (b)
5.88%       10/01/19 ...........     106,000     105,337  (b)
Dolphin Energy Ltd.
5.89%       06/15/19 ...........     200,000     202,500  (b)
Dominion Resources, Inc.
5.20%       08/15/19 ...........     151,000     156,786
Dover Corp.
6.50%       02/15/11 ...........      75,000      79,903  (h)
Duke Energy Indiana Inc.
6.35%       08/15/38 ...........   1,172,000   1,382,246
Dynegy Holdings Inc.
7.50%       06/01/15 ...........     322,000     297,850
Ecopetrol S.A.
7.63%       07/23/19 ...........      49,000      53,655  (b)
Eli Lilly & Co.
4.20%       03/06/14 ...........     194,000     205,841
Empresa Nacional del Petroleo
6.25%       07/08/19 ...........     100,000     106,771  (b)
Empresas Publicas de Medellin ESP
7.63%       07/29/19 ...........     100,000     108,250  (b)
ERP Operating LP (REIT)
5.25%       09/15/14 ...........      74,000      75,073
European Investment Bank
4.88%       01/17/17 ...........     300,000     326,564
Exelon Generation Company LLC
5.20%       10/01/19 ...........     211,000     213,309
6.25%       10/01/39 ...........     189,000     192,905
Export-Import Bank of Korea
5.88%       01/14/15 ...........     100,000     105,425
Frontier Communications Corp.
8.13%       10/01/18 ...........     153,000     153,956
Gaz Capital S.A.
9.25%       04/23/19 ...........     175,000     195,344
GlaxoSmithKline Capital Inc.
4.85%       05/15/13 ...........     190,000     204,123
6.38%       05/15/38 ...........     114,000     134,394
Globo Comunicacao e
   Participacoes S.A.
7.25%       04/26/22 ...........     200,000     210,000  (b)
Golden West Financial Corp.
4.75%       10/01/12 ...........      10,000      10,280  (h)
HCA Inc.
7.88%       02/15/20 ...........     352,000     353,320  (b)
9.25%       11/15/16 ...........     282,000     291,518
Health Management Associates, Inc.
6.13%       04/15/16 ...........     320,000     297,600
Holcim US Finance Sarl & Cie SCS
6.00%       12/30/19 ...........      91,000      92,107  (b)
Host Hotels & Resorts LP (REIT)
9.00%       05/15/17 ...........     391,000     414,460  (b)
HSBC Bank USA N.A.
4.63%       04/01/14 ...........     195,000     201,254
HSBC Finance Corp.
5.00%       06/30/15 ...........     562,000     564,154
5.70%       06/01/11 ...........     324,000     336,073
6.75%       05/15/11 ...........      60,000      63,240  (h)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
HSBC Holdings PLC
6.80%       06/01/38 ........... $   250,000   $ 280,527
Hutchison Whampoa International
09/16 Ltd.
4.63%       09/11/15 ...........     100,000      99,255  (b)
Hyatt Hotels Corp.
6.88%       08/15/19 ...........     304,000     311,948
IIRSA Norte Finance Ltd.
8.75%       05/30/24 ...........     116,794     119,714(b,h)
Illinois Power Co.
9.75%       11/15/18 ...........     222,000     278,702
Ingles Markets Inc.
8.88%       05/15/17 ...........     303,000     310,575
Intergen N.V.
9.00%       06/30/17 ...........     194,000     199,820(b,h)
International Business Machines Corp.
4.75%       11/29/12 ...........     125,000     135,204  (h)
International Paper Co.
7.50%       08/15/21 ...........     148,000     156,816
Jefferies Group, Inc.
8.50%       07/15/19 ...........     115,000     121,712
Johnson & Johnson
5.85%       07/15/38 ...........     110,000     123,811
JPMorgan Chase & Co.
5.13%       09/15/14 ...........     453,000     471,941
6.30%       04/23/19 ...........     114,000     124,457
6.40%       05/15/38 ...........     170,000     190,322
JPMorgan Chase Bank
5.88%       06/13/16 ...........     180,000     188,544
KazMunaiGaz Finance Sub BV
9.13%       07/02/18 ...........     100,000     108,500  (b)
11.75%      01/23/15 ...........     100,000     118,250  (b)
Kellogg Co.
5.13%       12/03/12 ...........     106,000     115,063
Kimberly-Clark Corp.
7.50%       11/01/18 ...........      62,000      77,194
Korea Hydro & Nuclear Power
   Company Ltd.
6.25%       06/17/14 ...........     100,000     106,374  (b)
Korea National Oil Corp.
5.38%       07/30/14 ...........     200,000     204,120  (b)
Kreditanstalt fuer Wiederaufbau
3.50%       03/10/14 ...........   1,110,000   1,154,845
4.13%       10/15/14 ...........     321,000     328,980
4.50%       07/16/18 ...........     412,000     436,212
L-3 Communications Corp.
5.20%       10/15/19 ...........     106,000     105,621  (b)
Lincoln National Corp.
8.75%       07/01/19 ...........     148,000     171,172
Majapahit Holding BV
7.25%       10/17/11 ...........     200,000     208,000  (b)
7.75%       10/17/16 ...........     200,000     210,000  (b)
Massey Energy Co.
6.88%       12/15/13 ...........     320,000     308,800
McDonald's Corp.
6.30%       03/01/38 ...........     152,000     177,926
Merrill Lynch & Company Inc.
6.05%       08/15/12 ...........     195,000     207,965
6.88%       04/25/18 ...........     233,000     245,045

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
MetLife, Inc. (Series A)
6.82%       08/15/18 ...........    $246,000   $ 273,798
Midamerican Energy Holdings Co.
6.13%       04/01/36 ...........      45,000      48,575  (h)
Morgan Stanley
5.05%       01/21/11 ...........      98,000     101,371
5.63%       09/23/19 ...........     301,000     295,973
6.00%       04/28/15 ...........     133,000     140,843
7.30%       05/13/19 ...........     274,000     301,475
Morgan Stanley (Series F)
6.63%       04/01/18 ...........     100,000     105,742
Munich Re America Corp. (Series B)
7.45%       12/15/26 ...........      70,000      76,440  (h)
National Agricultural
   Cooperative Federation
5.00%       09/30/14 ...........     141,000     142,236  (b)
Newmont Mining Corp.
5.13%       10/01/19 ...........     302,000     301,867
6.25%       10/01/39 ...........     340,000     337,693
News America Inc.
5.65%       08/15/20 ...........     106,000     107,455
Nexen Inc.
7.50%       07/30/39 ...........     180,000     196,005
NGPL Pipeco LLC
7.12%       12/15/17 ...........     107,000     119,722  (b)
NorthWestern Corp.
5.88%       11/01/14 ...........      82,000      86,413  (h)
NRG Energy, Inc.
7.38%       02/01/16 ...........     285,000     275,738
Oncor Electric Delivery Company
5.95%       09/01/13 ...........     303,000     327,912
OPTI Canada Inc.
8.25%       12/15/14 ...........      92,000      71,300
Oracle Corp.
5.00%       07/08/19 ...........     148,000     155,694
Pacific Gas & Electric Co.
5.80%       03/01/37 ...........     125,000     135,326
Pacificorp
6.00%       01/15/39 ...........     500,000     559,845
6.25%       10/15/37 ...........       6,000       6,925
Parker Hannifin Corp.
5.50%       05/15/18 ...........     172,000     182,739
Pemex Finance Ltd.
9.03%       02/15/11 ...........      30,900      32,213  (h)
PepsiCo, Inc.
5.00%       06/01/18 ...........      62,000      66,369
7.90%       11/01/18 ...........     168,000     212,137
Petrobras International Finance Co.
7.88%       03/15/19 ...........      96,000     110,760
Petroleos Mexicanos
4.88%       03/15/15 ...........     240,000     237,000  (b)
8.00%       05/03/19 ...........      34,000      38,828
Petroleum Company of Trinidad &
   Tobago Ltd.
6.00%       05/08/22 ...........     100,000      92,000  (b)
Petronas Capital Ltd.
5.25%       08/12/19 ...........     200,000     202,922
Petronas Global Sukuk Ltd.
4.25%       08/12/14 ...........     100,000      99,908


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
Pfizer Inc.
6.20%       03/15/19 ...........    $130,000   $ 146,528
7.20%       03/15/39 ...........      66,000      83,068
Plains All American Pipeline LP
4.25%       09/01/12 ...........     224,000     230,275
PNC Funding Corp.
4.25%       09/21/15 ...........     150,000     150,589
Potomac Electric Power Co.
7.90%       12/15/38 ...........      47,000      62,878
President and Fellows of
   Harvard College
5.00%       01/15/14 ...........     100,000     108,639  (b)
Pride International, Inc.
8.50%       06/15/19 ...........     160,000     176,000
Princeton University (Series A)
5.70%       03/01/39 ...........      38,000      41,823
Principal Financial Group, Inc.
8.88%       05/15/19 ...........     248,000     297,144
Prudential Financial, Inc.
3.63%       09/17/12 ...........      75,000      75,463
5.15%       01/15/13 ...........     175,000     180,163
7.38%       06/15/19 ...........     148,000     165,169
Public Service Company
   of Colorado
7.88%       10/01/12 ...........     115,000     133,652  (h)
QVC Inc.
7.50%       10/01/19 ...........     250,000     250,313  (b)
Qwest Communications
   International Inc.
8.00%       10/01/15 ...........     153,000     152,809  (b)
RailAmerica, Inc.
9.25%       07/01/17 ...........     322,000     337,295  (b)
Republic Services Inc.
5.50%       09/15/19 ...........     105,000     108,166
Rio Tinto Finance USA Ltd.
8.95%       05/01/14 ...........      74,000      87,334
9.00%       05/01/19 ...........      99,000     121,530
Roche Holdings Inc.
6.00%       03/01/19 ...........     122,000     135,803  (b)
RSHB Capital SA for OJSC Russian
   Agricultural Bank
6.97%       09/21/16 ...........     100,000      96,000  (i)
Sabine Pass LNG LP
7.25%       11/30/13 ...........      70,000      62,475
7.50%       11/30/16 ...........      80,000      68,300
Safeway Inc.
6.25%       03/15/14 ...........      98,000     108,264
SBA Telecommunications Inc.
8.00%       08/15/16 ...........      64,000      65,440  (b)
8.25%       08/15/19 ...........      96,000      98,880  (b)
Security Benefit Life Insurance
8.75%       05/15/16 ...........      75,000      18,750(b,n)
Simon Property Group LP (REIT)
6.75%       05/15/14 ...........     180,000     193,047
Southern California Edison Co.
5.50%       08/15/18 ...........     393,000     430,182
Southern Copper Corp.
7.50%       07/27/35 ...........     100,000      99,656

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
Spirit Aerosystems Inc.
7.50%       10/01/17 ...........  $  152,000  $  151,240  (b)
Talisman Energy Inc.
7.75%       06/01/19 ...........     156,000     183,429
Target Corp.
7.00%       01/15/38 ...........     264,000     308,979
Teck Resources Ltd.
9.75%       05/15/14 ...........     142,000     156,200
10.75%      05/15/19 ...........     214,000     248,775
Telecom Italia Capital S.A.
6.20%       07/18/11 ...........     228,000     242,801
7.18%       06/18/19 ...........     208,000     232,095
Telefonica Emisiones SAU
5.86%       02/04/13 ...........     150,000     163,371
Tesoro Corp. (Series B)
6.63%       11/01/15 ...........     388,000     358,900
The Allstate Corp.
7.45%       05/16/19 ...........     104,000     123,957
The Bank of New York
Mellon Corp.
4.95%       03/15/15 ...........     132,000     140,665
The Bear Stearns Companies LLC
6.95%       08/10/12 ...........     209,000     232,656  (h)
The Dow Chemical Co.
5.90%       02/15/15 ...........     212,000     217,593
8.55%       05/15/19 ...........     150,000     168,622
The Goldman Sachs Group, Inc.
6.00%       05/01/14 ...........     831,000     903,742
6.60%       01/15/12 ...........      34,000      36,920
7.50%       02/15/19 ...........     304,000     347,660
The Kroger Co.
6.15%       01/15/20 ...........     228,000     252,137
The Potomac Edison Co.
5.35%       11/15/14 ...........      15,000      16,164  (h)
The Procter & Gamble Co.
5.50%       02/01/34 ...........      63,000      66,485
The Royal Bank of Scotland PLC
4.88%       08/25/14 ...........     100,000     101,537
The Toledo Edison Company
7.25%       05/01/20 ...........      66,000      77,725
The Travelers Companies, Inc.
5.80%       05/15/18 ...........     112,000     124,096
Thomson Reuters Corp.
5.95%       07/15/13 ...........     173,000     189,922
Ticketmaster Entertainment, Inc.
10.75%      08/01/16 ...........   1,000,000   1,025,000
Time Warner Cable Inc.
6.75%       07/01/18 ...........     392,000     433,066
7.50%       04/01/14 ...........     634,000     727,154
8.75%       02/14/19 ...........     190,000     234,067
Time Warner Inc.
5.88%       11/15/16 ...........     193,000     204,660
Transocean Inc.
6.00%       03/15/18 ...........     105,000     112,165
Tyco International Finance S.A.
4.13%       10/15/14 ...........      76,000      75,736



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
UBS Luxembourg S.A. for OJSC
   Vimpel Communications
8.00%       02/11/10 ...........    $100,000   $ 102,250
United Technologies Corp.
6.13%       07/15/38 ...........     128,000     147,461
Vedanta Resources PLC
9.50%       07/18/18 ...........     100,000      98,500  (b)
Verizon Communications Inc.
5.25%       04/15/13 ...........     228,000     246,877
6.35%       04/01/19 ...........     568,000     627,224
6.40%       02/15/38 ...........      50,000      53,425
6.90%       04/15/38 ...........     114,000     129,831
8.75%       11/01/18 ...........     154,000     192,385
Verizon Global Funding Corp.
7.25%       12/01/10 ...........     118,000     125,586
Verizon Wireless Capital LLC
5.55%       02/01/14 ...........     316,000     341,495  (b)
7.38%       11/15/13 ...........     336,000     385,850  (b)
Voto-Votorantim Overseas Trading
   Operations N.V.
6.63%       09/25/19 ...........     100,000      99,625  (b)
VTB Capital SA for Vneshtorgbank
6.32%       02/04/15 ...........     200,000     196,610  (i)
Walgreen Co.
4.88%       08/01/13 ...........      86,000      92,703
5.25%       01/15/19 ...........     249,000     270,697
Wal-Mart Stores, Inc.
5.80%       02/15/18 ...........     226,000     253,863
WEA Finance LLC
7.50%       06/02/14 ...........     220,000     237,095  (b)
6.75%       09/02/19 ...........     150,000     151,725  (b)
Wells Fargo & Co.
4.38%       01/31/13 ...........     105,000     108,426
5.63%       12/11/17 ...........      50,000      52,520
Windstream Corp.
7.88%       11/01/17 ...........     162,000     159,620  (b)
Wyeth
5.50%       03/15/13 ...........     237,000     256,562
XL Capital Ltd.
5.25%       09/15/14 ...........     260,000     255,234
Xstrata Finance Canada Ltd.
5.80%       11/15/16 ...........     150,935     148,399  (b)
XTO Energy Inc.
6.38%       06/15/38 ...........      87,000      92,768
6.50%       12/15/18 ...........      50,000      55,198
                                              49,322,122

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%

Banc of America Commercial
   Mortgage Inc. (Class A)
5.84%       06/10/49 ...........     360,000     294,885
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/49 ...........     100,000      28,236(h,i,n)
Banc of America Funding Corp.
5.61%       03/20/36 ...........      66,797       5,463(h,i,n)
5.62%       02/20/36 ...........      89,232       1,223(h,i,n)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
Banc of America Mortgage
   Securities Inc. (Class B)
5.34%       01/25/36 ...........   $  66,948  $    4,149(h,i,n)
Bear Stearns Commercial
   Mortgage Securities
5.33%       02/11/44 ...........     200,000     180,035
5.61%       06/11/50 ...........     210,000     209,841
5.69%       06/11/50 ...........     280,000     247,082  (i)
5.91%       06/11/40 ...........     140,000      74,245  (i)
6.41%       11/11/17 ...........     180,000     103,620  (i)
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.54%       10/12/41 ...........     290,000     276,489
5.63%       04/12/38 ...........     600,000     604,860(h,i)
5.92%       06/11/50 ...........     120,000      89,170  (i)
Bear Stearns Commercial Mortgage
   Securities (Class D)
6.18%       09/11/42 ...........      30,000       6,001(h,i,n)
Citigroup Commercial Mortgage
   Trust (Class A)
5.62%       10/15/48 ...........     360,000     332,256
Countrywide Alternative Loan Trust
6.00%       08/25/36 ...........      37,869         167(h,n)
Countrywide Alternative Loan Trust
   (Class B)
6.00%       08/25/36 ...........      18,328         167(h,n)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.64%       02/25/36 ...........      23,946       1,870(h,i,n)
CS First Boston Mortgage
   Securities Corp.
0.82%       07/15/37 ...........     322,452       5,040(h,i,n)
5.34%       10/25/35 ...........      29,087       2,327(h,i,n)
GS Mortgage Securities Corp II
5.56%       11/10/39 ...........     220,000     193,347
Indymac INDA Mortgage Loan Trust
5.21%       01/25/36 ...........     135,331       3,586(h,i,n)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.21%       01/25/36 ...........     135,003      12,612(h,i,n)
JP Morgan Alternative Loan Trust
0.31%       10/25/36 ...........     315,073     301,891(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
5.34%       08/12/37 ...........     160,000     159,113  (i)
5.50%       06/12/47 ...........      70,000      37,881  (i)
5.79%       02/12/51 ...........      80,000      69,717  (i)
5.81%       06/12/43 ...........     300,000     282,934  (i)
6.07%       02/12/51 ...........     330,000     236,810
6.40%       02/12/51 ...........      50,000       3,614(i,n)
JP Morgan Chase Commercial
   Mortgage Securities Corp. (Class A)
6.11%       02/12/51 ...........     290,000     213,053  (i)
LB-UBS Commercial Mortgage Trust
0.92%       01/18/12 ...........     426,107       5,588(h,i,n)
4.95%       09/15/30 ...........     130,000     126,052
5.66%       03/15/39 ...........     600,000     562,184(h,i)
5.87%       09/15/45 ...........     360,000     317,713  (i)



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40 ...........  $   90,000    $ 21,492(i,n)
LB-UBS Commercial Mortgage
   Trust (Class X)
0.54%       12/15/39 ...........     398,340       5,955(h,i,n)
MLCC Mortgage Investors Inc.
4.95%       02/25/36 ...........      49,996       2,815(h,i,n)
Morgan Stanley Capital I
5.16%       10/12/52 ...........      80,000      76,028  (i)
5.28%       12/15/43 ...........     500,000     498,735  (h)
5.33%       12/15/43 ...........     500,000     447,639  (h)
5.44%       02/12/44 ...........   1,000,000     939,655  (b)
5.69%       04/15/49 ...........     350,000     286,267  (i)
Puma Finance Ltd. (Class A)
0.70%       10/11/34 ...........       6,681       5,934(h,i)
Residential Accredit Loans Inc.
6.00%       01/25/36 ...........     311,323       9,538(h,n)
Structured Asset Securities
   Corp. (Class X)
2.17%       02/25/28 ...........      19,890           1(i,n)
Wachovia Bank Commercial
   Mortgage Trust
5.25%       12/15/43 ...........     290,000     277,721
Wachovia Bank Commercial
   Mortgage Trust (Class A)
6.19%       06/15/45 ...........      70,000      44,948  (i)
Wells Fargo Mortgage Backed
   Securities Trust
5.50%       01/25/36 - 03/25/36      230,840      35,920(h,n)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36 ...........     136,583      28,326(h,n)
                                               7,674,195

SOVEREIGN BONDS -- 0.3%

Government of Brazil
5.63%       01/07/41 ...........     100,000      97,498
8.00%       01/15/18 ...........     102,944     119,210  (h)
Government of Dominican
9.50%       09/27/11 ...........     115,494     120,113
Government of Indonesia
11.63%      03/04/19 ...........     100,000     140,750  (b)
Government of Korea
5.75%       04/16/14 ...........      45,000      48,523
Government of Manitoba Canada
4.90%       12/06/16 ...........      75,000      80,780  (h)
Government of Panama
6.70%       01/26/36 ...........      75,000      82,875
Government of Peruvian
6.55%       03/14/37 ...........      97,000     105,245
7.35%       07/21/25 ...........     100,000     116,750
Government of Philippines
6.50%       01/20/20 ...........     100,000     107,125
Government of Poland
6.38%       07/15/19 ...........      48,000      53,924

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT       VALUE
--------------------------------------------------------------------------------
Government of Quebec Canada
7.50%       09/15/29 ...........    $110,000   $ 145,815
Government of Uruguay
6.88%       09/28/25 ...........      48,647      49,887
Government of Venezuela
5.38%       08/07/10 ...........     171,000     165,870
10.75%      09/19/13 ...........      16,000      15,840
                                               1,450,205

MUNICIPAL BONDS AND NOTES -- 0.1%

Dallas Area Rapid Transit
6.00%       12/01/44 ...........      90,000      99,665
New Jersey State Turnpike Authority
7.41%       01/01/40 ...........     395,000     486,956
New Jersey Transportation Trust
   Fund Authority
6.88%       12/15/39 ...........      65,000      69,670
                                                 656,291

TOTAL BONDS AND NOTES
   (COST $128,100,434) .........             130,657,716

--------------------------------------------------------------------------------
                                   NUMBER OF
                                      SHARES       VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 0.5%
--------------------------------------------------------------------------------
Financial Select Sector
   SPDR Fund ...................      40,723     608,401  (l)
Industrial Select Sector
   SPDR Fund ...................      87,199   2,296,822  (l)
iShares MSCI Emerging Markets
   Index Fund ..................       4,837     188,208(a,o)

TOTAL EXCHANGE TRADED FUNDS
   (COST $4,114,342) ...........               3,093,431

--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $1,308,666) ...........                 876,806  (j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $473,653,103) .........             476,441,892

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.7%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class, 0.06%
   (COST $101,368,774) .........             101,368,774(d,m)

TOTAL INVESTMENTS
   (COST $575,021,877) .........             577,810,666


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (1.2)% ...............              (7,103,095)
                                            ------------

NET ASSETS -- 100.0% ...........            $570,707,571
                                            ============


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Strategic Investment Fund had the following long future contract open at September 30, 2009

                                                  NUMBER            CURRENT        UNREALIZED
                         EXPIRATION                 OF             NOTIONAL       APPRECIATION/
DESCRIPTION                 DATE                 CONTRACTS           VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
German Euro
   Bund Futures        December 2009               19            $  3,384,888       $15,330
Russell 2000
   Mini Index
Futures                December 2009              190              11,457,000        35,703
S&P 500
   Emini Index
   Futures             December 2009              285              15,003,825        85,818
S&P Midcap
   400 Emini
   Index
   Futures             December 2009                4                 275,680         (680)
2 Yr. U.S.
   Treasury
   Note Futures        December 2009                8               1,735,750         3,431
5 Yr. U.S.
   Treasury
   Note Futures        December 2009               30               3,482,813        41,636


The GE Institutional Strategic Investment Fund had the following short future contract open at September 30, 2009


                                                  NUMBER            CURRENT        UNREALIZED
                         EXPIRATION                 OF             NOTIONAL       APPRECIATION/
DESCRIPTION                 DATE                 CONTRACTS           VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
DJ Euro Stoxx
   50 Index
   Futures             December 2009                2           $    (83,522)      $  (1,063)
FTSE 100 Index
   Futures             December 2009                1                (81,423)         (1,615)
10 Yr. U.S.
   Treasury
   Note Futures        December 2009              156            (18,459,188)       (281,895)
                                                                                   ----------
                                                                                   $(103,335)
                                                                                   ==========

The GE Institutional Strategic Investment Fund was invested in the following Countries at September 30, 2009 (unaudited):


                                        PERCENTAGE (BASED ON
COUNTRY                                     MARKET VALUE)
--------------------------------------------------------------------------------
United States                                   71.65%
United Kingdom                                   4.15%
France                                           3.45%
Switzerland                                      3.40%
Japan                                            2.97%
Germany                                          2.45%
Canada                                           2.09%
Spain                                            1.15%
Brazil                                           1.08%
China                                            0.93%
South Korea                                      0.93%
Australia                                        0.76%
Taiwan                                           0.67%
Italy                                            0.55%
Netherlands                                      0.52%
India                                            0.31%
South Africa                                     0.30%
Hong Kong                                        0.28%
Russia                                           0.27%
Mexico                                           0.26%
Luxembourg                                       0.24%
Ireland                                          0.21%
Cayman Islands                                   0.13%
Sweden                                           0.13%
Indonesia                                        0.12%
Chile                                            0.11%
Finland                                          0.11%
Singapore                                        0.09%
Turkey                                           0.09%
Peru                                             0.08%
Malaysia                                         0.07%
Denmark                                          0.06%
United Arab Emirates                             0.05%
Philippines                                      0.05%
Israel                                           0.05%
Czech Republic                                   0.03%
Venezuela                                        0.03%
Honduras                                         0.03%
Egypt                                            0.03%
Dominican Republic                               0.02%
Kazakhstan                                       0.02%
Netherland Antilles                              0.02%
Austria                                          0.02%
Panama                                           0.01%
Jamaica                                          0.01%
Thailand                                         0.01%
Poland                                           0.01%
                                             ---------
                                               100.00%
                                             =========


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
The GE Institutional Strategic Investment Fund was invested in the following Sectors at September 30, 2009 (unaudited):


                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Short-Term                                      17.54%
Corporate Notes                                  8.54%
Agency Mortgage Backed                           6.67%
Commercial Banks                                 4.34%
U.S. Treasuries                                  4.03%
Oil, Gas & Consumable Fuels                      3.94%
Capital Markets                                  3.24%
Communications Equipment                         2.74%
Insurance                                        2.22%
Energy Equipment & Services                      2.19%
Metals & Mining                                  2.06%
Media                                            2.03%
Pharmaceuticals                                  1.93%
Wireless Telecommunication Services              1.93%
Software                                         1.88%
Biotechnology                                    1.86%
Healthcare Equipment & Supplies                  1.83%
Semiconductors & Semiconductor Equipment         1.64%
Specialty Retail                                 1.59%
IT Services                                      1.58%
Chemicals                                        1.54%
Diversified Financial Services                   1.52%
Food Products                                    1.36%
Non-Agency Collateralized Mortgage Obligations   1.33%
Commercial Services & Supplies                   1.26%
Healthcare Providers & Services                  1.20%
Beverages                                        1.19%
Multi-Utilities                                  1.06%
Federal Agencies                                 1.05%
Industrial Conglomerates                         1.03%
Electric Utilities                               0.92%
Aerospace & Defense                              0.88%
Internet Software & Services                     0.85%
Food & Staples Retailing                         0.78%
Household Products                               0.74%
Real Estate Management & Development             0.73%
Diversified Telecommunication Services           0.69%
Computers & Peripherals                          0.68%
Machinery                                        0.57%
Life Sciences Tools & Services                   0.55%
Exchange Traded Fund                             0.54%
Personal Products                                0.47%
Automobiles                                      0.47%
Hotels Restaurants & Leisure                     0.47%
Multiline Retail                                 0.45%
Electrical Equipment                             0.45%
Construction & Engineering                       0.42%
Asset Backed                                     0.36%
Electronic Equipment, Instruments & Components   0.29%
Agency Collateralized Mortgage Obligations       0.26%
Textiles Apparel & Luxury Goods                  0.26%
Sovereign Bonds                                  0.25%
Construction Materials                           0.24%
Professional Services                            0.19%
Road & Rail                                      0.18%
Other Investments                                0.15%
Tobacco                                          0.15%
Building Products                                0.12%
Municipal Bonds and Notes                        0.11%
Water Utilities                                  0.09%
Thrifts & Mortgage Finance                       0.07%
Real Estate Investment Trusts (REIT's)           0.07%
Paper & Forest Products                          0.06%
Gas Utilities                                    0.06%
Household Durables                               0.05%
Auto Components                                  0.03%
Independent Power Producers & Energy Traders     0.02%
Transportation Infrastructure                    0.01%
                                               -------
                                               100.00%
                                               =======




See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Income Fund                                                                  Q&A
--------------------------------------------------------------------------------

[PHOTO OF PAUL M. COLONNA OMITTED]
PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, WILLIAM M. HEALEY, MARK H. JOHNSON AND VITA MARIE PIKE. THE TEAM IS LED BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Income Fund returned 5.88% for the Investment Class shares and 5.59% for the Service Class shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 10.56% and the Fund's Morningstar peer group of 1,139 Intermediate-Term Bond Funds returned an average of 11.41% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDING SEPTEMBER 30, 2009?

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The Fund's relative underperformance to its benchmark was primarily the result of the Fund's defensive positioning. An emphasis on higher quality securities to weather the economic recession ultimately underperformed the benchmark when equity prices rallied from the March lows and lower quality bonds performed the best. Allocations to high yield and emerging market debt hurt Fund performance in the fourth quarter of 2008 as credit markets froze, but helped in 2009 when credit spreads began to tighten with the stronger equity market. Duration positioning during the period also negatively impacted Fund performance relative to the benchmark. Depressed pricing of short maturity asset-backed securities hurt performance in 4th quarter 2008 and 1st quarter 2009.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,062.30                             1.09
     Service Class                   1,000.00                           1,060.10                             2.38
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.74                             1.07
     Service Class                   1,000.00                           1,022.76                             2.33
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.21% FOR INVESTMENT CLASS SHARES AND 0.46% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 WERE AS FOLLOWS: 6.23% FOR INVESTMENT CLASS SHARES, AND 6.01% FOR SERVICE CLASS SHARES.

Income Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Intermediate-Term Bond Group
Based on average annual total returns for the periods ended 9/30/09

                                     ONE         THREE       FIVE          TEN
                                    YEAR         YEAR        YEAR         YEAR
--------------------------------------------------------------------------------
Number of Funds in peer group:      1,138        1,076       1,019          836
--------------------------------------------------------------------------------
Peer group average annual
   total return:                   11.41%        4.11%       3.59%        5.04%
--------------------------------------------------------------------------------
Morningstar categories in peer group: Intermediate-Term Bond


QUALITY RATINGS AS OF SEPTEMBER 30, 2009
as a % of Market Value
================================================================================
         MOODY'S/S&P/                            PERCENTAGE OF
        FITCH RATING**                           MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                                67.37%
--------------------------------------------------------------------------------
            Aa / AA                                  3.81%
--------------------------------------------------------------------------------
             A / A                                  13.52%
--------------------------------------------------------------------------------
           Baa / BBB                                 8.67%
--------------------------------------------------------------------------------
       Ba / BB and lower                             6.46%
--------------------------------------------------------------------------------
          NR / Other                                 0.17%
--------------------------------------------------------------------------------
                                                   100.00%
================================================================================


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $377,548
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Corporate Notes 30.9%
Mortgage Backed 29.2%
Asset-Backed and Other 20.9%
U.S. Treasuries 13.9%
Federal Agencies 4.8%
Other Investments 0.3%


================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

             GE Institutional                            Barclays Capital
                Income Fund                          U.S. Aggregate Bond Index
--------------------------------------------------------------------------------
09/99           $10,000.00                                  $10,000.00
09/00            10,660.79                                   10,699.05
09/01            12,024.88                                   12,084.89
09/02            12,995.24                                   13,123.76
09/03            13,690.80                                   13,833.73
09/04            14,153.76                                   14,342.54
09/05            14,538.40                                   14,743.42
09/06            15,084.08                                   15,284.58
09/07            15,830.68                                   16,069.56
09/08            15,958.04                                   16,656.46
09/09            16,896.33                                   18,414.83
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 11/21/97)
------------------------------------------------------------------------------------------------------------------------------------
                                  ONE           THREE           FIVE            TEN        ENDING VALUE OF A
                                 YEAR           YEAR            YEAR           YEAR      $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Income Fund                      5.88%          3.85%           3.61%          5.39%          $16,896
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S.
  Aggregate Bond Index          10.56%          6.41%           5.13%          6.30%          $18,415
====================================================================================================================================

================================================================================
SERVICE CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                       GE Institutional          Barclays Capital
                         Income Fund        U.S. Aggregate Bond Index
--------------------------------------------------------------------------------
09/30/05                 $10,000.00                 $10,000.00
12/05                     10,060.16                  10,059.48
03/06                     10,032.77                   9,994.42
06/06                     10,011.38                   9,986.79
09/06                     10,349.85                  10,367.05
12/06                     10,494.06                  10,495.43
03/07                     10,662.36                  10,653.22
06/07                     10,600.08                  10,598.04
09/07                     10,847.15                  10,899.48
12/07                     11,333.29                  11,226.61
03/08                     11,517.92                  11,470.02
06/08                     11,335.05                  11,353.01
09/08                     11,120.85                  11,297.55
12/08                     11,088.02                  11,814.91
03/09                     11,076.29                  11,828.59
06/09                     11,239.45                  12,039.43
09/09                     11,742.02                  12,490.20
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
------------------------------------------------------------------------------------------------------------------------------------

                                           ONE             THREE           SINCE          ENDING VALUE OF A
                                          YEAR             YEAR          INCEPTION     $10,000 INVESTMENT (A)
------------------------------------------------------------------------------------------------------------------------------------
Income Fund                               5.59%            4.30%           4.09%              $11,742
------------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S.
  Aggregate Bond Index                   10.56%            6.41%           5.71%*             $12,490
====================================================================================================================================

AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. (A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE CLASS SHARES' INCEPTION DATE.
** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 86.0%+
--------------------------------------------------------------------------------


U.S. TREASURIES -- 14.5%

U.S. Treasury Bonds
3.50%       02/15/39 .......... $10,039,000  $ 9,094,712
4.25%       05/15/39 ..........   1,382,100    1,429,825
U.S. Treasury Notes
0.88%       01/31/11 - 05/31/11   4,565,800    4,579,047
1.13%       06/30/11 ..........  11,534,700   11,601,382  (h)
1.25%       11/30/10 ..........     239,700      241,816
1.75%       08/15/12 ..........   2,300,700    2,324,425
2.25%       05/31/14 ..........   4,971,100    4,986,247
2.63%       07/31/14 ..........   5,463,900    5,555,251
2.75%       02/15/19 ..........   2,392,400    2,283,060
3.63%       10/31/09 ..........   8,399,000    8,422,954
4.50%       11/15/10 ..........      54,000       56,428
4.63%       11/15/09 ..........   1,865,000    1,875,200
                                              52,450,347

FEDERAL AGENCIES -- 5.0%

Federal Home Loan Mortgage Corp.
4.13%       09/27/13 ..........   1,418,000    1,520,251
4.88%       02/09/10 ..........   4,960,000    5,040,560  (h)
5.13%       11/17/17 ..........   3,400,000    3,777,675
Federal National Mortgage Assoc.
3.63%       02/12/13 ..........   1,966,000    2,080,372  (h)
3.88%       07/12/13 ..........   5,454,000    5,811,019
                                              18,229,877

AGENCY MORTGAGE BACKED -- 23.6%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35     105,164      106,863  (h)
5.00%       07/01/35 ..........     442,332      459,211  (h)
5.50%       05/01/20 - 04/01/39   4,015,954    4,241,163  (h)
6.00%       07/01/19 - 11/01/37   3,454,047    3,660,807
6.50%       01/01/27 - 08/01/36   1,398,965    1,500,371  (h)
7.00%       10/01/16 - 08/01/36     277,157      302,213  (h)
7.50%       11/01/09 - 09/01/33      35,298       39,381  (h)
8.00%       11/01/30 ..........      41,380       46,995  (h)
8.50%       04/01/30 - 05/01/30      66,931       76,903  (h)
9.00%       12/01/16 ..........       2,932        3,235  (h)
9.50%       04/01/21 ..........         250          277  (h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19     414,399      431,019  (h)
4.50%       05/01/18 - 12/01/34   1,796,366    1,872,676  (h)
5.00%       07/01/20 - 05/01/39   2,734,153    2,836,261  (h)
5.25%       04/01/37 ..........     318,893      336,818  (i)
5.47%       04/01/37 ..........     282,485      298,813  (i)
5.48%       04/01/37 ..........     258,561      273,325  (i)
5.50%       05/01/35 - 08/01/35  26,992,020   28,371,832
5.50%       10/01/24 ..........      78,523       78,350(h,i)
5.52%       04/01/37 ..........     118,042      124,765  (i)

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
5.57%       04/01/37 .......... $   333,295  $   353,426  (i)
5.67%       04/01/37 ..........     227,892      240,967  (i)
5.72%       04/01/37 ..........     135,475      143,711  (i)
5.81%       03/01/37 ..........      24,246       25,661  (i)
6.00%       02/01/14 - 03/01/38   9,005,230    9,546,452  (h)
6.03%       10/01/37 ..........     405,680      430,528  (i)
6.50%       07/01/17 - 08/01/36   3,244,129    3,491,640  (h)
7.00%       08/01/13 - 06/01/36   1,008,236    1,108,267  (h)
7.50%       12/01/09 - 03/01/34     384,938      429,235  (h)
8.00%       12/01/12 - 11/01/33     181,555      204,772  (h)
8.50%       05/01/31 ..........      10,020       11,470  (h)
9.00%       04/01/16 - 12/01/22      19,385       21,094  (h)
4.50%       TBA ...............   1,020,000    1,033,066  (c)
5.00%       TBA ...............   1,083,000    1,135,458  (c)
5.50%       TBA ...............   3,525,000    3,687,798  (c)
6.00%       TBA ...............  10,361,000   10,964,165  (c)
6.50%       TBA ...............   3,472,000    3,710,700  (c)
7.00%       TBA ...............     480,000      523,200  (c)
Government National
Mortgage Assoc.
4.50%       08/15/33 - 09/15/34     549,343      561,288  (h)
5.00%       08/15/33 ..........     155,296      162,010  (h)
6.00%       04/15/27 - 09/15/36     763,632      814,175  (h)
6.50%       04/15/19 - 09/15/36     654,628      700,800  (h)
7.00%       03/15/12 - 10/15/36     307,954      333,743  (h)
7.50%       01/15/23 - 10/15/33      99,366      111,242  (h)
8.00%       02/15/30 - 09/15/30       1,956        2,224  (h)
8.50%       10/15/17 ..........      12,833       13,933  (h)
9.00%       11/15/16 - 12/15/21      78,135       85,543  (h)
5.50%       TBA ...............     255,000      267,511  (c)
                                              85,175,357

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%

Collateralized Mortgage Obligation
Trust (Class B)
9.24%       11/01/18 ..........       1,259        1,215(d,f,h,n)
Federal Home Loan Mortgage Corp.
0.21%       09/25/43 ..........   1,945,972       11,302(g,h,i,p)
0.62%       09/15/34 ..........     345,172      297,526(d,f)
0.66%       11/15/37 ..........     684,461      582,122(d,f,h)
4.50%       01/15/14 - 03/15/19     520,013       38,272(g,p)
5.00%       03/15/11 - 12/01/34   3,115,570      472,029(g,p)
5.00%       05/15/38 ..........     307,383      304,117  (h)
5.50%       04/15/17 - 06/15/33     492,001       78,831(g,h,p)
7.50%       01/15/16 ..........      22,079       22,663  (h)
7.50%       07/15/27 ..........      16,310        3,460(g,h,p)
8.00%       04/15/20 ..........         453          490  (h)
8.00%       02/01/23 - 07/01/24      14,863        2,866(g,h,p)
9.62%       12/15/33 ..........     231,580      253,125(h,i)
Federal Home Loan Mortgage STRIPS
9.21%       08/01/27 ..........       3,620        3,009(d,f,h)
Federal National Mortgage Assoc.
1.20%       12/25/42 ..........     421,362       15,391(g,h,i,p)
4.50%       05/25/18 ..........     115,716        5,288(g,h,p)
4.75%       11/25/14 ..........      18,088          106(g,h,p)
5.00%       08/25/17 - 02/25/32     871,514       84,530(g,h,p)
5.00%       10/25/35 - 08/25/38     785,858      783,561


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
5.50%       01/25/33 .......... $   369,321    $ 387,363
6.75%       10/25/29 ..........     430,573       40,230(g,h,i,p)
7.25%       05/25/18 ..........     516,436       58,987(g,h,i,p)
7.35%       09/25/42 ..........   1,143,605      160,025(g,h,i,p)
7.45%       08/25/16 ..........     157,632        8,223(g,h,i,p)
16.07%      03/25/31 ..........     354,709      397,969(h,i)
Federal National Mortgage
   Assoc. (Class 1)
1.30%       11/01/34 ..........     194,897      170,084(d,f,h)
4.50%       09/01/35 - 01/01/36   2,269,478      385,926(g,p)
5.00%       05/25/38 ..........     687,377      103,704(g,p)
Federal National Mortgage
   Assoc. (Class 2)
4.50%       08/01/35 ..........     662,746      112,480(g,p)
5.00%       08/01/34 - 03/25/38     618,379       99,731(g,p)
5.50%       12/01/33 ..........     167,565       29,867(g,h,p)
7.50%       11/01/23 ..........     100,190       15,607(g,h,p)
8.00%       08/01/23 - 07/01/24      32,208        6,391(g,h,p)
8.50%       03/01/17 - 07/25/22       3,053          534(g,h,p)
9.00%       05/25/22 ..........       1,041          203(g,h,p)
Federal National Mortgage
   Assoc. (Class B)
6.30%       12/25/22 ..........       1,035          979(d,f,h)
Federal National Mortgage
   Assoc. (Class H)
5.00%       10/25/22 ..........     165,684       15,748(g,h,p)
Federal National Mortgage
   Assoc. (Class K)
1008.00%    05/25/22 ..........          17          327(g,h,p)
Government National
   Mortgage Assoc.
1.00%       01/20/37 ..........   3,407,561      341,969(g,i,p)
6.15%       05/20/39 ..........   2,235,896      220,466(g,i,p)
 ..............................                5,516,716

ASSET BACKED -- 2.1%

Avis Budget Rental Car Funding
   AESOP LLC (Class A)
0.37%       04/20/11 ..........   2,000,000    1,969,341(b,i)
Bear Stearns Asset Backed Securities
   Trust (Class A)
0.62%       01/25/34 ..........      39,250       26,863  (i)
Capital One Auto Finance Trust
0.24%       04/15/12 ..........     612,230      609,950(h,i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
0.75%       03/25/32 ..........      32,138       18,286(h,i)
Countrywide Asset-Backed
   Certificates
1.11%       05/25/33 ..........       1,292          743  (i)
Countrywide Asset-Backed
   Certificates (Class 2)
0.85%       06/25/33 ..........         555          261  (i)
Countrywide Asset-Backed
   Certificates (Class A)
0.81%       08/25/32 ..........       7,394        2,826(h,i)
1.05%       03/25/33 ..........      40,672       26,861  (i)

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Discover Card Master Trust I (Class A)
0.57%       06/16/15 .......... $   210,000   $  190,427  (i)
Discover Card Master Trust I
    (Class B) (Series 2)
0.42%       05/15/12 ..........     340,000      318,731  (i)
First Franklin Mortgage Loan Asset
   Backed Certificates (Class M)
0.70%       03/25/35 ..........   2,000,000    1,604,100  (i)
GMAC Mortgage Corp Loan
   Trust (Class 2)
0.43%       08/25/35 ..........     726,215      202,447  (i)
GSAMP Trust
0.36%       05/25/36 ..........     249,982      176,238(b,i)
0.40%       12/25/35 ..........      35,173       34,054  (i)
Indymac Residential Asset Backed
   Trust (Class M)
2.25%       04/25/47 ..........     133,000          781(h,i,n)
Mid-State Trust
7.54%       07/01/35 ..........       4,651        3,974(h,n)
Nissan Auto Lease Trust
0.31%       02/15/13 ..........     900,486      899,290  (i)
Option One Mortgage Loan
   Trust (Class A)
1.09%       02/25/33 ..........     597,479      412,999  (i)
Residential Asset Mortgage
   Products Inc.
0.49%       03/25/34 ..........         590          564(h,i)
Residential Asset Mortgage
   Products Inc. (Class A)
0.81%       06/25/32 ..........       7,508        4,325  (i)
Residential Asset Securities Corp.
0.75%       07/25/32 ..........      10,041        4,742(h,i)
Residential Asset Securities Corp.
(Class A)
0.83%       06/25/33 ..........      10,040        5,024  (i)
4.16%       07/25/30 ..........       7,310        7,125(h,i,n)
SLM Student Loan Trust (Class A)
0.35%       06/15/18 ..........      67,284       65,769(h,i)
Triad Auto Receivables Owner
   Trust (Class A)
0.30%       02/12/14 ..........   1,000,000      939,358(h,i)
Wachovia Asset Securitization Inc.
   (Class A)
0.47%       06/25/34 ..........      79,088       39,473(i,n)
Wells Fargo Home Equity Trust
3.97%       05/25/34 ..........      33,625       32,896(h,i,n)
                                               7,597,448

CORPORATE NOTES -- 32.4%

Abu Dhabi National Energy Co.
6.25%       09/16/19 ..........     200,000      201,478  (b)
Air Jamaica Ltd.
9.38%       07/08/15 ..........      17,143       15,771
AMC Entertainment Inc.
8.75%       06/01/19 ..........     881,000      909,632
American Electric Power
   Company, Inc. (Series C)
5.38%       03/15/10 ..........     665,000      678,174  (h)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
American Express Company
8.13%       05/20/19 .......... $   176,000   $  208,154
Anheuser-Busch InBev Worldwide Inc.
7.20%       01/15/14 ..........     337,000      379,410  (b)
7.75%       01/15/19 ..........     846,000    1,001,038  (b)
Apria Healthcare Group Inc.
11.25%      11/01/14 ..........     574,000      617,050  (b)
ARAMARK Corp.
8.50%       02/01/15 ..........     860,000      867,525
Arch Coal, Inc.
8.75%       08/01/16 ..........     692,000      712,760  (b)
Archer-Daniels-Midland Co.
6.45%       01/15/38 ..........     588,000      676,931  (h)
Arcos Dorados BV
7.50%       10/01/19 ..........     100,000       99,136  (b)
Arizona Public Service Co.
6.25%       08/01/16 ..........     290,000      302,893  (h)
AT&T Inc.
6.40%       05/15/38 ..........     550,000      583,859
6.70%       11/15/13 ..........     476,000      539,288
Axtel SAB de C.V.
9.00%       09/22/19 ..........      40,000       40,600  (b)
Banco Mercantil del Norte S.A.
6.14%       10/13/16 ..........      80,000       76,848  (i)
Banco Nacional de Desenvolvimento
   Economico e Social
6.50%       06/10/19 ..........     600,000      637,500  (b)
Bank of America Corp.
5.75%       12/01/17 ..........   2,045,000    2,041,272  (h)
6.50%       08/01/16 ..........     715,000      751,573
7.38%       05/15/14 ..........     170,000      189,153
Barclays Bank PLC
5.00%       09/22/16 ..........     293,000      296,741
5.20%       07/10/14 ..........     540,000      570,411
Berkshire Hathaway Finance Corp.
5.00%       08/15/13 ..........     312,000      338,866
Bristol-Myers Squibb Co.
5.88%       11/15/36 ..........     138,000      152,740  (h)
Bunge Ltd. Finance Corp.
8.50%       06/15/19 ..........     283,000      326,251
CA, Inc.
6.13%       12/01/14 ..........     535,000      575,853
Cargill Inc.
5.20%       01/22/13 ..........     125,000      131,074(b,h)
6.00%       11/27/17 ..........     246,000      266,379(b,h)
Carolina Power & Light Co.
5.15%       04/01/15 ..........     179,000      192,984  (h)
5.70%       04/01/35 ..........      92,000       98,740  (h)
6.13%       09/15/33 ..........     108,000      121,924  (h)
Case New Holland Inc.
7.75%       09/01/13 ..........     772,000      768,140
Cenovus Energy Inc.
4.50%       09/15/14 ..........     406,000      414,834  (b)
6.75%       11/15/39 ..........     739,000      796,297  (b)
Centrais Eletricas Brasileiras S.A.
6.88%       07/30/19 ..........     100,000      108,000  (b)
Central American Bank for
   Economic Integration
5.38%       09/24/14 ..........     410,000      410,512  (b)

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
CenturyTel, Inc.
6.15%       09/15/19 .......... $   185,000   $  185,551
Chesapeake Energy Corp.
7.25%       12/15/18 ..........     870,000      822,150
Cincinnati Bell Inc.
8.25%       10/15/17 ..........     319,000      314,413
Citigroup, Inc.
5.00%       09/15/14 ..........     451,000      429,165
5.13%       05/05/14 ..........     526,000      519,992
6.38%       08/12/14 ..........   1,270,000    1,313,040
8.50%       05/22/19 ..........     589,000      664,884
Clarendon Alumina Production Ltd.
8.50%       11/16/21 ..........     185,000      131,350(b,h)
CME Group Inc.
5.40%       08/01/13 ..........     717,000      775,101
Comcast Corp.
6.50%       01/15/15 ..........     370,000      412,288
Community Health Systems, Inc.
8.88%       07/15/15 ..........     870,000      891,750  (h)
Consolidated Edison Company
   of New York Inc.
5.85%       04/01/18 ..........     794,000      865,485
6.65%       04/01/19 ..........     294,000      339,700
7.13%       12/01/18 ..........     400,000      474,447
Continental Resources, Inc.
8.25%       10/01/19 ..........     250,000      256,875  (b)
COX Communications Inc.
6.25%       06/01/18 ..........     330,000      350,099  (b)
7.13%       10/01/12 ..........     185,000      206,372  (h)
7.75%       11/01/10 ..........     295,000      312,166  (h)
Credit Suisse
6.00%       02/15/18 ..........   1,179,000    1,234,361  (h)
CSN Islands XI Corp.
6.88%       09/21/19 ..........     100,000      100,625  (b)
CSX Corp.
6.25%       03/15/18 ..........     328,000      355,714
CVS Caremark Corp.
5.75%       06/01/17 ..........     154,000      164,858
6.13%       09/15/39 ..........     554,000      563,542
6.60%       03/15/19 ..........     156,000      175,854
DASA Finance Corp.
8.75%       05/29/18 ..........     548,000      580,880
Diageo Capital PLC
5.20%       01/30/13 ..........     286,000      306,500  (h)
7.38%       01/15/14 ..........     300,000      347,670
DirecTV Financing Company Inc.
4.75%       10/01/14 ..........     738,000      738,000  (b)
5.88%       10/01/19 ..........     258,000      256,387  (b)
Dolphin Energy Ltd.
5.89%       06/15/19 ..........     300,000      303,750  (b)
Dominion Resources, Inc.
5.20%       08/15/19 ..........     359,000      372,756
Dover Corp.
6.50%       02/15/11 ..........     225,000      239,710  (h)
Duke Energy Indiana Inc.
6.35%       08/15/38 ..........     431,000      508,318
Dynegy Holdings Inc.
7.50%       06/01/15 ..........     944,000      873,200


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Ecopetrol S.A.
7.63%       07/23/19 ..........  $  119,000   $ 130,305  (b)
Eli Lilly & Co.
4.20%       03/06/14 ..........     484,000      513,541
Empresa Nacional del Petroleo
6.25%       07/08/19 ..........     300,000      320,312  (b)
Empresas Publicas de Medellin ESP
7.63%       07/29/19 ..........     100,000      108,250  (b)
ERP Operating LP (REIT)
5.25%       09/15/14 ..........     177,000      179,566
European Investment Bank
4.88%       01/17/17 ..........     700,000      761,984
Exelon Generation Company LLC
5.20%       10/01/19 ..........     517,000      522,658
6.25%       10/01/39 ..........     462,000      471,546
Export-Import Bank of Korea
5.88%       01/14/15 ..........     100,000      105,425
Frontier Communications Corp.
8.13%       10/01/18 ..........     375,000      377,344
Gaz Capital S.A.
8.13%       07/31/14 ..........     100,000      107,000  (b)
9.25%       04/23/19 ..........     400,000      446,500
GlaxoSmithKline Capital Inc.
4.85%       05/15/13 ..........     392,000      421,139
6.38%       05/15/38 ..........     291,000      343,059
Globo Comunicacao e
   Participacoes S.A.
7.25%       04/26/22 ..........     205,000      215,250(b,h)
HCA Inc.
7.88%       02/15/20 ..........     846,000      849,172  (b)
9.25%       11/15/16 ..........     782,000      808,392
Health Management Associates, Inc.
6.13%       04/15/16 ..........     765,000      711,450
Holcim US Finance Sarl & Cie SCS
6.00%       12/30/19 ..........     222,000      224,701  (b)
Host Hotels & Resorts LP (REIT)
9.00%       05/15/17 ..........     962,000    1,019,720  (b)
HSBC Bank USA N.A.
4.63%       04/01/14 ..........     175,000      180,613  (h)
7.00%       01/15/39 ..........     250,000      291,995
HSBC Finance Corp.
5.00%       06/30/15 ..........   1,363,000    1,368,223
5.70%       06/01/11 ..........     784,000      813,213
6.75%       05/15/11 ..........     220,000      231,880  (h)
HSBC Holdings PLC
6.50%       05/02/36 ..........     100,000      108,336  (h)
6.80%       06/01/38 ..........     500,000      561,054
Hutchison Whampoa
   International 09 Ltd.
7.63%       04/09/19 ..........     100,000      113,127  (b)
Hutchison Whampoa
   International 09/16 Ltd.
4.63%       09/11/15 ..........     600,000      595,531  (b)
Hyatt Hotels Corp.
6.88%       08/15/19 ..........     718,000      736,771
IIRSA Norte Finance Ltd.
8.75%       05/30/24 ..........     286,146      293,300(b,h)
Illinois Power Co.
9.75%       11/15/18 ..........     534,000      670,392

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Industrial Bank Of Korea
7.13%       04/23/14 .......... $   100,000    $ 109,741  (b)
Ingles Markets Inc.
8.88%       05/15/17 ..........     740,000      758,500
Intergen N.V.
9.00%       06/30/17 ..........     729,000      750,870(b,h)
International Business
   Machines Corp.
4.75%       11/29/12 ..........     300,000      324,491  (h)
International Paper Co.
7.50%       08/15/21 ..........     358,000      379,324
Jefferies Group, Inc.
8.50%       07/15/19 ..........     275,000      291,051
Johnson & Johnson
5.85%       07/15/38 ..........     274,000      308,402
JPMorgan Chase & Co.
5.13%       09/15/14 ..........   1,085,000    1,130,367
6.30%       04/23/19 ..........     272,000      296,950
6.40%       05/15/38 ..........     473,000      529,544
JPMorgan Chase Bank
5.88%       06/13/16 ..........   1,485,000    1,555,488  (h)
KazMunaiGaz Finance Sub BV
9.13%       07/02/18 ..........     100,000      108,500  (b)
11.75%      01/23/15 ..........     200,000      236,500  (b)
Kellogg Co.
5.13%       12/03/12 ..........     262,000      284,402
Kimberly-Clark Corp.
7.50%       11/01/18 ..........     160,000      199,211
Korea Hydro & Nuclear Power
   Company Ltd.
6.25%       06/17/14 ..........     200,000      212,747  (b)
Korea National Oil Corp.
5.38%       07/30/14 ..........     300,000      306,180  (b)
Kreditanstalt fuer Wiederaufbau
3.50%       03/10/14 ..........   2,792,000    2,904,800
4.13%       10/15/14 ..........     990,000    1,014,611
4.50%       07/16/18 ..........     640,000      677,612
L-3 Communications Corp.
5.20%       10/15/19 ..........     260,000      259,069  (b)
Lincoln National Corp.
8.75%       07/01/19 ..........     356,000      411,738
Majapahit Holding BV
7.25%       10/17/11 ..........     300,000      312,000  (b)
7.75%       10/17/16 ..........     300,000      315,000  (b)
Massey Energy Co.
6.88%       12/15/13 ..........     763,000      736,295
McDonald's Corp.
6.30%       03/01/38 ..........     433,000      506,854
MDC-GMTN B.V.
7.63%       05/06/19 ..........     250,000      283,750  (b)
Merrill Lynch & Company Inc.
6.05%       08/15/12 ..........     289,000      308,215
6.88%       04/25/18 ..........     617,000      648,897
MetLife, Inc. (Series A)
6.82%       08/15/18 ..........     405,000      450,766
Midamerican Energy Holdings Co.
6.13%       04/01/36 ..........     245,000      264,463  (h)
Morgan Stanley
5.05%       01/21/11 ..........   1,545,000    1,598,140


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
5.63%       09/23/19 ..........    $738,000    $ 725,675
6.00%       04/28/15 ..........     333,000      352,637
7.30%       05/13/19 ..........     696,000      765,791
Morgan Stanley (Series F)
6.63%       04/01/18 ..........     300,000      317,227
Munich Re America Corp. (Series B)
7.45%       12/15/26 ..........     235,000      256,621  (h)
National Agricultural Cooperative
   Federation
5.00%       09/30/14 ..........     344,000      347,016  (b)
Newmont Mining Corp.
5.13%       10/01/19 ..........     738,000      737,674
6.25%       10/01/39 ..........     832,000      826,355
News America Inc.
5.65%       08/15/20 ..........     252,000      255,460
Nexen Inc.
7.50%       07/30/39 ..........     430,000      468,235
NGPL Pipeco LLC
7.12%       12/15/17 ..........     305,000      341,265  (b)
NorthWestern Corp.
5.88%       11/01/14 ..........     412,000      434,175  (h)
NRG Energy, Inc.
7.38%       02/01/16 ..........     780,000      754,650
Oncor Electric Delivery Company
5.95%       09/01/13 ..........     440,000      476,176
OPTI Canada Inc.
8.25%       12/15/14 ..........     330,000      255,750
Oracle Corp.
5.00%       07/08/19 ..........     356,000      374,507
Pacific Gas & Electric Co.
5.80%       03/01/37 ..........     250,000      270,651
Pacificorp
6.00%       01/15/39 ..........     500,000      559,844
6.25%       10/15/37 ..........      14,000       16,158
Parker Hannifin Corp.
5.50%       05/15/18 ..........     460,000      488,721
Pemex Finance Ltd.
9.03%       02/15/11 ..........     199,500      207,979  (h)
PepsiCo, Inc.
5.00%       06/01/18 ..........     187,000      200,178
7.90%       11/01/18 ..........     507,000      640,198
Petrobras International Finance Co.
7.88%       03/15/19 ..........     232,000      267,670
Petroleos Mexicanos
4.88%       03/15/15 ..........     600,000      592,500  (b)
8.00%       05/03/19 ..........      85,000       97,070
Petroleum Company of Trinidad &
   Tobago Ltd.
6.00%       05/08/22 ..........     100,000       92,000  (b)
Petronas Capital Ltd.
5.25%       08/12/19 ..........     300,000      304,383
Petronas Global Sukuk Ltd.
4.25%       08/12/14 ..........     100,000       99,908
Pfizer Inc.
6.20%       03/15/19 ..........     322,000      362,938
7.20%       03/15/39 ..........     162,000      203,895
Plains All American Pipeline LP
4.25%       09/01/12 ..........     535,000      549,988

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
PNC Funding Corp.
4.25%       09/21/15 ..........    $370,000   $  371,454
Potomac Electric Power Co.
7.90%       12/15/38 ..........     117,000      156,527
President and Fellows of
   Harvard College
5.00%       01/15/14 ..........     300,000      325,917  (b)
Pride International, Inc.
8.50%       06/15/19 ..........     380,000      418,000
Princeton University (Series A)
5.70%       03/01/39 ..........      95,000      104,557
Principal Financial Group, Inc.
8.88%       05/15/19 ..........     593,000      710,509
Prudential Financial, Inc.
3.63%       09/17/12 ..........     184,000      185,135
5.15%       01/15/13 ..........     427,000      439,597
7.38%       06/15/19 ..........     354,000      395,068
Public Service Company of Colorado
7.88%       10/01/12 ..........     405,000      470,686  (h)
QVC Inc.
7.50%       10/01/19 ..........     450,000      450,562  (b)
Qwest Communications
   International Inc.
8.00%       10/01/15 ..........     374,000      373,532  (b)
RailAmerica, Inc.
9.25%       07/01/17 ..........     772,000      808,670  (b)
Republic Services Inc.
5.50%       09/15/19 ..........     256,000      263,720
Rio Tinto Finance USA Ltd.
8.95%       05/01/14 ..........     176,000      207,713
9.00%       05/01/19 ..........     242,000      297,073
Roche Holdings Inc.
6.00%       03/01/19 ..........     804,000      894,964  (b)
RSHB Capital SA for OJSC
   Russian Agricultural Bank
6.97%       09/21/16 ..........     100,000       96,000  (i)
Sabine Pass LNG LP
7.25%       11/30/13 ..........     255,000      227,587
7.50%       11/30/16 ..........     350,000      298,812
Safeway Inc.
6.25%       03/15/14 ..........     240,000      265,136
SBA Telecommunications Inc.
8.00%       08/15/16 ..........     152,000      155,420  (b)
8.25%       08/15/19 ..........     230,000      236,900  (b)
Security Benefit Life Insurance
8.75%       05/15/16 ..........     265,000       66,250(b,n)
Seitel Inc. Simon Property
   Group LP (REIT)
6.75%       05/15/14 ..........     426,000      456,877
Southern California Edison Co.
5.50%       08/15/18 ..........     527,000      576,859
Southern Copper Corp.
7.50%       07/27/35 ..........     100,000       99,656
Spirit Aerosystems Inc.
7.50%       10/01/17 ..........     374,000      372,130  (b)
Talisman Energy Inc.
7.75%       06/01/19 ..........     380,000      446,813
Target Corp.
7.00%       01/15/38 ..........     634,000      742,018



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Teck Resources Ltd.
9.75%       05/15/14 .......... $   348,000    $ 382,800
10.75%      05/15/19 ..........     524,000      609,150
Telecom Italia Capital S.A.
6.20%       07/18/11 ..........     708,000      753,962
7.18%       06/18/19 ..........     496,000      553,458
Telefonica Emisiones SAU
5.86%       02/04/13 ..........     375,000      408,427
Tesoro Corp. (Series B)
6.63%       11/01/15 ..........     922,000      852,850
The Allstate Corp.
7.45%       05/16/19 ..........     256,000      305,125
The Bank of New York Mellon Corp.
4.95%       03/15/15 ..........     332,000      353,793
The Bear Stearns Companies LLC
6.95%       08/10/12 ..........     643,000      715,778  (h)
The Dow Chemical Co.
5.90%       02/15/15 ..........     502,000      515,244
8.55%       05/15/19 ..........     358,000      402,444
The Goldman Sachs Group, Inc.
6.00%       05/01/14 ..........     971,000    1,055,997
6.60%       01/15/12 ..........      75,000       81,440
7.50%       02/15/19 ..........   1,344,000    1,537,021
The Kroger Co.
6.15%       01/15/20 ..........     606,000      670,152
The Potomac Edison Co.
5.35%       11/15/14 ..........     178,000      191,814  (h)
The Procter & Gamble Co.
5.50%       02/01/34 ..........     156,000      164,628
The Royal Bank of Scotland PLC
4.88%       08/25/14 ..........     280,000      284,304
The Toledo Edison Company
7.25%       05/01/20 ..........     164,000      193,135
The Travelers Companies, Inc.
5.80%       05/15/18 ..........     314,000      347,911
Thomson Reuters Corp.
5.95%       07/15/13 ..........     452,000      496,212
Ticketmaster Entertainment, Inc.
10.75%      08/01/16 ..........   1,000,000    1,025,000
Time Warner Cable Inc.
6.75%       07/01/18 ..........     838,000      925,789
7.50%       04/01/14 ..........     358,000      410,601
8.75%       02/14/19 ..........     478,000      588,863
Time Warner Inc.
5.88%       11/15/16 ..........     463,000      490,972
Transocean Inc.
6.00%       03/15/18 ..........     302,000      322,607
Tyco International Finance S.A.
4.13%       10/15/14 ..........     306,000      304,938
UBS Luxembourg S.A. for OJSC
   Vimpel Communications
8.00%       02/11/10 ..........     400,000      409,000
Union Electric Co.
6.70%       02/01/19 ..........     636,000      717,797
United Technologies Corp.
6.13%       07/15/38 ..........     345,000      397,453
Vedanta Resources PLC
9.50%       07/18/18 ..........     100,000       98,500  (b)

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Verizon Communications Inc.
5.25%       04/15/13 ..........    $260,000    $ 281,527
6.35%       04/01/19 ..........     748,000      825,992
6.40%       02/15/38 ..........     164,000      175,235
6.90%       04/15/38 ..........     300,000      341,660
8.75%       11/01/18 ..........     502,000      627,123
Verizon Global Funding Corp.
7.25%       12/01/10 ..........     429,000      456,578
Verizon Wireless Capital LLC
5.55%       02/01/14 ..........     736,000      795,381  (b)
7.38%       11/15/13 ..........     792,000      909,504  (b)
Voto-Votorantim Overseas Trading
   Operations N.V.
6.63%       09/25/19 ..........     200,000      199,250  (b)
VTB Capital SA for Vneshtorgbank
6.32%       02/04/15 ..........     200,000      196,610  (i)
Walgreen Co.
4.88%       08/01/13 ..........     220,000      237,147
5.25%       01/15/19 ..........     433,000      470,731
Wal-Mart Stores, Inc.
5.80%       02/15/18 ..........     602,000      676,219
WEA Finance LLC
7.50%       06/02/14 ..........     526,000      566,872  (b)
6.75%       09/02/19 ..........     366,000      370,209  (b)
Wells Fargo & Co.
4.38%       01/31/13 ..........     345,000      356,257
5.63%       12/11/17 ..........     145,000      152,307  (h)
Windstream Corp.
7.88%       11/01/17 ..........     398,000      392,153  (b)
Wyeth
5.50%       03/15/13 ..........     703,000      761,024
XL Capital Ltd.
5.25%       09/15/14 ..........     639,000      627,286
Xstrata Finance Canada Ltd.
5.80%       11/15/16 ..........     370,947      364,715  (b)
XTO Energy Inc.
6.38%       06/15/38 ..........     241,000      256,978
6.50%       12/15/18 ..........     125,000      137,995
                                             116,866,326

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.4%

Banc of America Commercial
   Mortgage Inc.
5.32%       09/10/47 ..........     373,000      374,139  (h)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.49%       02/10/51 ..........     625,000      509,349
5.84%       06/10/49 ..........     860,000      704,448
Banc of America Commercial
   Mortgage Inc. (Class C)
5.88%       04/10/49 ..........     300,000       84,709(h,i,n)
Banc of America Funding Corp.
5.61%       03/20/36 ..........     204,253       16,706(h,i,n)
5.62%       02/20/36 ..........     300,157       14,225(h,i,n)
Banc of America Mortgage Securities
   Inc. (Class B) 01/00/00
5.34%       01/25/36 ..........     213,208       18,422(h,i,n)
5.53%       02/25/36 ..........     156,490       30,446(h,i,n)



See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Bear Stearns Commercial
   Mortgage Securities
4.75%       02/13/46 .......... $    690,000   $ 683,864  (i)
5.24%       12/11/38 ..........     280,000      203,970
5.33%       02/11/44 ..........     480,000      432,085
5.48%       10/12/41 ..........     619,000      620,581  (h)
5.57%       03/11/39 ..........     171,604      172,904(h,i)
5.61%       06/11/50 ..........     500,000      499,622
5.69%       06/11/50 ..........     690,000      608,880  (i)
5.91%       06/11/40 ..........     340,000      180,309  (i)
6.41%       11/11/17 ..........     430,000      247,537  (i)
Bear Stearns Commercial Mortgage
   Securities (Class A)
5.54%       10/12/41 ..........     690,000      657,853
5.63%       04/12/38 ..........     372,000      375,013  (i)
5.92%       06/11/50 ..........     300,000      222,924  (i)
Bear Stearns Commercial Mortgage
   Securities (Class D)
6.18%       09/11/42 ..........     100,000       20,004(h,i,n)
Citigroup Commercial
   Mortgage Trust
5.89%       12/10/49 ..........   1,000,000      714,061  (i)
Citigroup Commercial Mortgage
   Trust (Class A)
5.62%       10/15/48 ..........     860,000      793,724
Countrywide Alternative Loan Trust
6.00%       08/25/36 ..........     132,513          583(h,n)
Countrywide Alternative Loan Trust
   (Class B)
6.00%       08/25/36 ..........      99,454        1,656(h,n)
Countrywide Asset-Backed
   Certificates
0.53%       11/25/35 ..........     221,970      171,145  (i)
Credit Suisse Mortgage Capital
   Certificates
5.47%       09/15/39 ..........     549,000      466,579  (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.64%       02/25/36 ..........      90,994        7,106(h,i,n)
CS First Boston Mortgage
   Securities Corp.
0.82%       07/15/37 ..........   3,974,050       62,110(h,i,n)
1.59%       03/15/35 ..........   5,854,726       34,757(h,i,n)
5.34%       10/25/35 ..........     189,086       15,127(h,i,n)
Greenwich Capital Commercial
   Funding Corp.
5.60%       12/10/49 ..........   1,210,000    1,198,342
GS Mortgage Securities Corp II
5.56%       11/10/39 ..........     520,000      457,002
Impac CMB Trust (Class A)
0.51%       10/25/35 ..........     332,501      189,690(h,i)
Indymac INDA Mortgage Loan Trust
5.21%       01/25/36 ..........     127,370        3,375(h,i,n)
Indymac INDA Mortgage Loan
Trust (Class B)
5.21%       01/25/36 ..........     127,062       11,870(h,i,n)
Interstar Millennium Trust (Class A)
0.70%       03/14/36 ..........      48,129       38,407  (i)

--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
JP Morgan Chase Commercial
   Mortgage Securities Corp.
5.34%       08/12/37 .......... $   520,000    $ 517,116  (i)
5.50%       06/12/47 ..........     170,000       91,997  (i)
5.79%       02/12/51 ..........     210,000      183,008  (i)
5.81%       06/12/43 ..........     700,000      660,179  (i)
6.07%       04/15/45 ..........     250,000      232,491  (i)
6.07%       02/12/51 ..........     830,000      595,614
6.40%       02/12/51 ..........     150,000       10,841(h,i,n)
JP Morgan Chase Commercial
   Mortgage Securities Corp. (Class A)
6.11%       02/12/51 ..........     690,000      506,920  (i)
LB Commercial Conduit
   Mortgage Trust
5.84%       07/15/44 ..........     280,000      280,388  (i)
LB-UBS Commercial Mortgage Trust
0.85%       09/15/39 ..........  14,588,315      301,796(h,i,n)
0.92%       01/18/12 ..........   5,479,250       71,861(h,i,n)
1.00%       01/15/36 ..........   2,152,221      100,578(h,n)
4.95%       09/15/30 ..........     310,000      300,586
5.87%       09/15/45 ..........     860,000      758,981  (i)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16 ..........      65,000       67,299(h,n)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.45%       07/15/40 ..........     260,000       62,088(h,i,n)
LB-UBS Commercial Mortgage
   Trust (Class X)
0.54%       12/15/39 ..........   3,466,563       51,820(h,i,n)
MASTR Alternative Loans Trust
5.00%       08/25/18 ..........     170,096       17,661(g,h,n,p)
MLCC Mortgage Investors Inc.
4.95%       02/25/36 ..........     175,865        9,901(h,i,n)
Morgan Stanley Capital I
5.16%       10/12/52 ..........     350,000      332,624  (i)
5.28%       12/15/43 ..........     254,000      253,357  (h)
5.33%       12/15/43 ..........     254,000      227,401  (h)
5.39%       11/12/41 ..........     694,000      416,878(h,i)
5.44%       02/12/44 ..........     253,000      237,733(b,h)
5.69%       04/15/49 ..........   1,100,000      899,696(h,i)
5.71%       07/12/44 ..........     200,000      189,505  (h)
National RMBS Trust
0.40%       03/20/34 ..........      84,997       74,751  (i)
Puma Finance Ltd. (Class A)
0.70%       10/11/34 ..........      51,975       46,165  (i)
Residential Accredit Loans Inc.
0.55%       03/25/34 ..........      35,415       25,740  (i)
6.00%       01/25/36 ..........     292,309        8,955(h,n)
Residential Funding Mortgage
   Securities I
5.75%       01/25/36 ..........     208,093       19,621(h,n)
Structured Asset Securities
   Corp. (Class X)
2.17%       02/25/28 ..........      31,339            1(i,n)
Thornburg Mortgage Securities
   Trust (Class A)
0.93%       04/25/43 ..........      26,232       22,373  (i)


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

INCOME FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                  PRINCIPAL
                                     AMOUNT        VALUE
--------------------------------------------------------------------------------
Wachovia Bank Commercial
   Mortgage Trust
5.25%       12/15/43 ..........  $  690,000  $   660,784
Wachovia Bank Commercial
   Mortgage Trust (Class A)
6.19%       06/15/45 ..........     170,000      109,160  (i)
WaMu Mortgage Pass Through
   Certificates
0.59%       01/25/45 ..........     348,041      199,485  (i)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%       08/25/35 ..........     481,598       39,673(h,i,n)
5.50%       01/25/36 ..........     188,988       35,199(h,n)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36 ..........     418,286       86,749(h,n)
 ..............................               19,550,499

SOVEREIGN BONDS -- 1.1%

Government of Brazil
5.63%       01/07/41 ..........     200,000      194,996
8.00%       01/15/18 ..........     288,056      333,568  (h)
Government of Colombia
7.38%       03/18/19 - 09/18/37     200,000      227,350
Government of Dominican
9.50%       09/27/11 ..........     281,049      292,291
Government of Indonesia
10.38%      05/04/14 ..........     100,000      121,750  (b)
11.63%      03/04/19 ..........     200,000      281,500  (b)
Government of Korea
5.75%       04/16/14 ..........     112,000      120,768
Government of Manitoba Canada
4.90%       12/06/16 ..........     260,000      280,038  (h)
Government of Panama
6.70%       01/26/36 ..........     260,000      287,300
Government of Peruvian
6.55%       03/14/37 ..........     238,000      258,230
7.35%       07/21/25 ..........     100,000      116,750
Government of Philippines
6.50%       01/20/20 ..........     200,000      214,250
Government of Poland
6.38%       07/15/19 ..........     114,000      128,070
Government of Quebec Canada
7.50%       09/15/29 ..........     380,000      503,726
Government of Uruguay
6.88%       09/28/25 ..........     119,154      122,192
Government of Venezuela
5.38%       08/07/10 ..........     414,000      401,580
10.75%      09/19/13 ..........      38,000       37,620
                                               3,921,979

MUNICIPAL BONDS AND NOTES -- 0.4%

New Jersey State Turnpike Authority
7.41%       01/01/40 ..........   1,050,000    1,294,440

TOTAL BONDS AND NOTES
   (COST $307,513,209) ........              310,602,989


                                                   VALUE
--------------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
GEI Investment Fund
   (COST $1,504,338) ..........             $  1,007,906(j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $309,017,547) ........              311,610,895

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.2%
--------------------------------------------------------------------------------
GE Money Market Fund
   Institutional Class, 0.06%
   (COST $65,937,210) .........               65,937,210(d,m)

TOTAL INVESTMENTS
   (COST $374,954,757) ........              377,548,105


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (4.5)% ..............              (16,378,212)
                                            ------------

NET ASSETS -- 100.0% ..........             $361,169,893
                                            ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Income Fund had the following long futures contracts open at September 30, 2009


                                                  NUMBER            CURRENT        UNREALIZED
                         EXPIRATION                 OF             NOTIONAL       APPRECIATION/
DESCRIPTION                 DATE                 CONTRACTS           VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------
German Euro
   Bund Futures        December 2009                43            $7,660,535        $34,718
5 Yr. U.S.
   Treasury
   Note Futures        December 2009                49             5,688,594         67,990



The GE Institutional Income Fund had the following short futures contracts open at September 30, 2009:


                                                  NUMBER            CURRENT        UNREALIZED
                         EXPIRATION                 OF             NOTIONAL       APPRECIATION/
DESCRIPTION                 DATE                 CONTRACTS           VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------
2 Yr. U.S.
   Treasury
   Note Futures        December 2009                3             (650,906)             (768)
10 Yr. U.S.
   Treasury
   Notes
   Futures             December 2009              287          (33,960,172)         (510,590)
                                                                                   ----------
                                                                                   $(408,650)
                                                                                   ==========


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Money Market Fund                                                            Q&A
--------------------------------------------------------------------------------

[PHOTO OF MICHAEL E. MARTINI OMITTED]
VICE PRESIDENT


THE MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ADAM W. ACKERMANN, JAMES C. GANNON AND MICHAEL E. MARTINI. AS LEAD PORTFOLIO MANAGER FOR THE MONEY MARKET FUND, MR. MARTINI HAS OVERSIGHT RESPONSIBILITIES OVER THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 126.

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009?

A. For the twelve-month period ended September 30, 2009, the GE Institutional Money Market Fund returned 0.80% for the Investment Class shares and 0.56% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 0.21% and the Fund's Morningstar peer group of 1,003 Money Market Taxable Funds returned an average of 0.46% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2009.

A. A year ago, the financial system was facing a crisis of uncertain proportions after the bankruptcy of Lehman Brothers, government bailouts of Fannie Mae, Freddie Mac and AIG and money market funds "breaking the buck". Over the last twelve-month period ended September 30, 2009, the economy lost nearly 5.8 million jobs and the unemployment rate soared from 6.2% to 9.8%. Equity prices plunged and credit markets froze in the fourth quarter of 2008. The Federal Reserve reacted aggressively lowering its federal funds target to 0-0.25% and initiating a program to buyback $300 billion of U.S. treasury securities and $1.45 trillion of agency debt and mortgage-backed securities. The Treasury stepped in with various liquidity facilities to support money market funds and jumpstart the credit markets, while the administration signed a $787 billion stimulus bill to bolster the economy and create jobs. After a year of negative GDP growth and aggressive government intervention, equity prices have rebounded and certain credit markets are functioning at pre-crisis levels. Now, the economic question is not "if" the U.S. economy will recover, but what type of recovery it will be. During the twelve-month period ended September 30, 2009, interest rates fell in harmony with the Fed's easy money policy. U.S. Treasury 2 and 10-year note yields ended September 30, 2009 at 0.95% and 3.3%, down 102 and 52 basis points respectively. As equity prices rallied from March lows and recession fears gave way to recovery cheers, credit spreads tightened significantly. In general, lower quality outperformed higher quality. High yield credit led performance over the period (+22.34%), followed by investment grade credit (+19.5%) and emerging markets (+18.7%), while U.S. treasuries returned 6.3%. Asset-backed securities (+14.7%) and commercial mortgage-backed securities (+7.56%) performed well due to support from the Treasury Asset-backed Loan Facility (TALF).

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of Fund performance was the allocation between government securities and credit-related securities. As the short-term credit markets improved from the 4th quarter 2008 crisis, the Fund's exposure to commercial paper was gradually increased to take advantage of the highest quality issuers. Since we believed the Federal Reserve would likely keep short-term interest rates low through 2009, we maintained the Fund's average days to maturity within 45-55 days.

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 1, 2009 - SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,001.87                             1.25
     Service Class                   1,000.00                           1,000.73                             2.36
------------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.54                             1.27
     Service Class                   1,000.00                           1,022.71                             2.38
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS SHARES AND 0.47% FOR SERVICE CLASS SHARES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
** ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED SPETEMBER 30, 2009 WERE AS FOLLOWS: 0.19% FOR INVESTMENT CLASS SHARES, AND 0.07% FOR SERVICE CLASS SHARES.

Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

MORNINGSTAR PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Money Market Taxable Group
Based on average annual total returns for the periods ended 9/30/09

                                         ONE YEAR       THREE YEAR        FIVE YEAR       TEN YEAR
------------------------------------------------------------------------------------------------------------------------------------
Number of Funds in peer group:             1,009            990              981             880
------------------------------------------------------------------------------------------------------------------------------------
Peer group average annual total return:    0.46%           2.65%            2.81%           2.68%
------------------------------------------------------------------------------------------------------------------------------------
Morningstar categories in peer group: Money Market Taxable

FUND YIELD AT SEPTEMBER 30, 2009
================================================================================
                        INSTITUTIONAL           SERVICE                IBC'S
                           CLASS+               CLASS+               MONEY FUND*
--------------------------------------------------------------------------------
7-DAY CURRENT              0.08%++              0.00%++                0.05%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE            0.08%                0.00%                  0.05%
================================================================================

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

*    IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
     FUNDS.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2009
================================================================================
Portfolio Composition as a % of the Market Value of $31,139
(in thousands) as of September 30, 2009

[PIE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

Repurchase Agreements 26.6%
Commercial Paper 23.4%
Certificates of Deposit 20.7%
Agency 12.8%
Corporate Notes 12.4%
Time Deposit 4.1%

================================================================================
CHANGE IN VALUE OF A $10,000 INVESTMENT
================================================================================
INVESTMENT CLASS SHARES
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                   GE Institutional
                   Money Market Fund                            90 Day T-Bill
--------------------------------------------------------------------------------
09/99                $10,000.00                                  $10,000.00
09/00                 10,601.76                                   10,575.78
09/01                 11,143.60                                   11,054.80
09/02                 11,357.71                                   11,251.33
09/03                 11,492.95                                   11,378.98
09/04                 11,607.64                                   11,506.36
09/05                 11,878.15                                   11,821.92
09/06                 12,419.39                                   12,361.76
09/07                 13,070.91                                   12,960.41
09/08                 13,496.26                                   13,244.07
09/09                 13,604.18                                   13,271.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES (Inception date: 12/02/97)
--------------------------------------------------------------------------------
                        ONE        FIVE       TEN       ENDING VALUE OF A
                       YEAR        YEAR      YEAR     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Money Market Fund      0.80%      3.23%      3.12%           $13,604
--------------------------------------------------------------------------------
90 Day T-Bill          0.21%      2.90%      2.87%           $13,272
================================================================================
SERVICE CLASS SHARES+
================================================================================

[LINE CHART OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                             GE Institutional
                             Money Market Fund                 90 Day T-Bill
--------------------------------------------------------------------------------
09/30/05                       $10,000.00                       $10,000.00
12/05                           10,088.33                        10,097.41
03/06                           10,188.68                        10,207.46
06/06                           10,306.00                        10,327.99
09/06                           10,429.90                        10,456.64
12/06                           10,561.45                        10,585.35
03/07                           10,686.07                        10,716.30
06/07                           10,817.74                        10,844.12
09/07                           10,951.23                        10,963.03
12/07                           11,077.23                        11,057.86
03/08                           11,171.19                        11,115.51
06/08                           11,225.36                        11,162.02
09/08                           11,279.00                        11,202.97
12/08                           11,317.71                        11,211.24
03/09                           11,333.59                        11,216.95
06/09                           11,340.69                        11,221.75
09/09                           11,341.85                        11,226.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2009
--------------------------------------------------------------------------------
SERVICE CLASS SHARES (Inception date: 09/30/05)
--------------------------------------------------------------------------------
                     ONE         THREE        SINCE          ENDING VALUE OF A
                    YEAR         YEAR       INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Money Market Fund   0.56%        2.83%        3.20%              $11,342
--------------------------------------------------------------------------------
90 Day T-Bill       0.21%        2.39%        2.93%**            $11,226
================================================================================

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(A) ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.

+ THE DISTRIBUTION AND/OR SERVICE (12B-1) FEE MAY BE VOLUNTARILY REDUCED BY GE INVESTMENT DISTRIBUTORS, INC. (THE FUND'S PRINCIPAL DISTRIBUTOR) ON A TEMPORARY BASIS TO THE EXTENT NECESSARY TO MAINTAIN A MINIMUM ANNUALIZED NET YIELD OF 0.00% FOR ALL SHARE CLASSES, BUT MAY RETURN TO ITS STATED LEVEL AT ANY TIME WITHOUT PRIOR NOTICE. FURTHER, TO THE EXTENT NECESSARY, GE ASSET MANAGEMENT MAY VOLUNTARILY REDUCE ITS MANAGEMENT FEE TO MAINTAIN A MINIMUM ANNUALIZED NET YIELD OF 0.00% FOR ALL SHARE CLASSES. THIS VOLUNTARY MANAGEMENT FEE REDUCTION MAY BE MODIFIED OR DISCONTINUED BY GE ASSET MANAGEMENT AT ANY TIME WITHOUT PRIOR NOTICE. THERE CAN BE NO ASSURANCE THAT EITHER OF THESE FEE REDUCTIONS WILL BE SUFFICIENT TO AVOID ANY LOSS.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT SEPTEMBER 30, 2009.

** INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.3%+
--------------------------------------------------------------------------------
AGENCY -- 12.8%

Fannie Mae
0.40%       02/12/10 ..........   $  330,000     $ 330,736(d)
FHLB Disc Corp.
0.16%       12/11/09 ..........      690,000       689,782(d)
0.27%       10/30/09 ..........      440,000       439,904(d)
FNMA Discount
0.15%       12/17/09 ..........      500,000       499,840(d)
Freddie Discount
0.27%       12/01/09 ..........      610,000       609,721(d)
Freddie Mac
0.34%       02/04/10 ..........    1,280,000     1,280,000(d)
4.88%       02/09/10 ..........      130,000       134,101
                                                 3,984,084

COMMERCIAL PAPER -- 23.5%

Australia & NZ Banking Group
0.39%       11/20/09 ..........      500,000       499,729(b,d)
Bank of America Corp.
0.21%       10/09/09 ..........      890,000       889,958(d)
CBA Delaware Finance Inc.
0.24%       11/30/09 ..........      510,000       509,796(d)
0.29%       11/06/09 ..........      340,000       339,901(d)
Danske Corp.
0.25%       10/21/09 ..........    1,050,000     1,049,854(d)
Eksportfinans Asa
0.19%       10/16/09 ..........      330,000       329,974(d)
0.22%       12/15/09 ..........      300,000       299,863(d)
Her Majesty Rgt Canada
0.30%       01/21/10 ..........      200,000       199,813(d)
HSBC USA Inc.
0.24%       12/15/09 ..........      660,000       659,670(d)
Societe Generale N Amer
0.34%       02/02/10 ..........      650,000       649,239(d)
0.52%       11/18/09 ..........      300,000       299,792(d)
Toronto Domin Holding USA
0.50%       02/08/10 ..........      260,000       259,531(b,d)
Toyota Motor Credit Corp.
0.25%       12/14/09 ..........      810,000       809,584(d)
Wal Mart Stores Inc.
0.06%       10/06/09 ..........      300,000       299,998(d)
Westpac Banking Corp.
0.47%       11/23/09 ..........      200,000       199,862(b,d)
                                                 7,296,564

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.7%

Barclays Bank US Treasury Repo
   0.02% dated 09/30/09, to be
   repurchased at $2,300,001 on
   10/01/09 collateralized by
   $2,346,024 U.S. Government
   Agency Bonds, 2.63%
   maturing 04/30/16
   10/01/09 ...................   $2,300,000    $2,300,000(d)
Deutsche Bank Gov Agcy Repo
   0.06% dated 09/30/09, to be
   repurchased at $1,000,002 on
   10/01/09 collateralized by
   $1,020,468 U.S. Government
   Agency Bonds, 4.27%
   maturing 12/03/13
   10/01/09 ...................    1,000,000     1,000,000(d)
HSBC Gov Agcy Repo
   0.03% dated 09/30/09, to be
   repurchased at $2,594,172 on
   10/01/09 collateralized by
   $2,646,055 U.S. Government
   Agency Bonds, 6.00%
   maturing 02/15/26
   10/01/09 ...................    2,590,000     2,590,000(d)
JPM Chase Gov Agcy Repo
   0.05% dated 09/30/09, to be
   repurchased at $2,404,889 on
   10/01/09 collateralized by
   $2,452,987 U.S. Government
   Agency Bonds, 3.75%
   maturing 06/28/13
   10/01/09 ...................    2,400,000     2,400,000(d)
                                                 8,290,000

CORPORATE NOTES -- 12.4%

Abbey National Treasury Services
0.79%       02/25/10 ..........      850,000       850,000(d)
Bank of Nova Scotia Houston
0.66%       01/15/10 ..........      730,000       730,000(d)
Deutsche Bank Ag NY
1.00%       01/25/10 ..........      300,000       300,557(d)
KFW
0.55%       01/21/10 ..........      320,000       320,386(d)
Procter & Gamble International
0.48%       05/07/10 ..........      160,000       160,000(d)
Rabobank Nederland NY
0.60%       04/26/10 ..........      500,000       500,000(d)
Royal Bank of Canada NY
0.58%       01/26/10 ..........    1,000,000     1,000,000(d)
                                                 3,860,943


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

MONEY MARKET FUND

Schedule of Investments                                       September 30, 2009
--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
TIME DEPOSIT -- 4.1%

Bank of Ireland
0.15%       10/01/09 ..........   $1,100,000    $1,100,000(d)
State Street Corp.
0.01%       10/01/09 ..........      156,259       156,259(e)
                                                 1,256,259

CERTIFICATES OF DEPOSIT -- 20.8%

Bank of Montreal Chicago
0.23%       11/17/09 ..........      650,000       650,000(d)
Bank of Nova Scotia Houston
0.53%       12/09/09 ..........      240,000       240,000(d)
Barclays Bank PLC NY
0.70%       04/15/10 ..........      300,000       300,000(d)
1.00%       10/30/09 ..........      740,000       740,000(d)
BNP Paribas NY
0.31%       01/14/10 ..........      430,000       430,000(d)
0.50%       11/25/09 ..........      430,000       430,000(d)
Calyon New York
0.60%       01/05/10 ..........      900,000       900,000(d)
Deutsche Bank Ag NY
0.50%       01/06/10 ..........      300,000       300,000(d)
Nordea Bank Finland NY
1.30%       10/13/09 ..........      540,000       541,195
Rabobank Nederland NY
0.30%       11/03/09 ..........      620,000       620,006(d)
Royal Bank of Scotland CT
0.25%       10/19/09 ..........      500,000       500,000(d)
Svenska Handelsbanken NY
0.37%       11/12/09 ..........      800,000       800,023(d)
                                                 6,451,224

TOTAL SHORT-TERM INVESTMENTS
   (COST $31,139,074) .........                 31,139,074


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.3)% ..............                    (87,773)
                                             -------------

NET ASSETS -- 100.0% ..........              $  31,051,301
                                             =============


See Notes to Schedules of Investments on page 86 and Notes to Financial Statements on page 106.

Notes to Schedules of Investments                             September 30, 2009
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Funds' prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, these securities amounted to $10,930,823; $26,364,451; $959,122; $14,511 or 1.92%, 7.30%, 3.09% and
     0.04% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund, GE Institutional Money Market Fund, and GE Institutional S&P 500 Index Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2009.

(j) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(k) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(l) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(m) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Funds - GE Money Market Fund.

(n) Illiquid Securities. At September 30, 2009, these securities amounted to $210,715 and $ 1,356,853 or 0.04% and 0.38% of net assets for the GE
     Institutional Strategic Investment Fund and GE Institutional Income Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(o) Sponsored by Barclay's Global Investors, an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(q) Managed by SSgA Funds Management, Inc., the S&P 500 Index Fund's sub-adviser.

*    Less than 0.1%

**   Amount is less than $ 0.01.

+    Percentages are based on net assets as of September 30, 2009.


Abbreviations:

ADR      American Depository Receipt
GDR      Global Depository Receipt
NVDR     Non-Voting Depository Receipt
REGD.    Registered
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment Conduit
SPDR     Standard and Poor's Depository Receipt
STRIPS   Separate Trading of Registered Interest and Principal of Security

                     [This page intentionally left blank.]

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


                                                                                     U.S.
                                                                                   EQUITY
                                                                                     FUND
                                              -----------------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                    CLASS
                                              -----------------------------------------------------------------------------------
                                                   9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                              -----------------------------------------------------------------------------------
INCEPTION DATE                                       --                  --               --               --           11/25/97

Net asset value, beginning
   of period ..................................   $ 10.73            $  14.67          $ 13.29         $  12.07         $ 11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................      0.14                0.16             0.21             0.17            0.19
   Net realized and
      unrealized gains
      (losses) on investments .................     (0.54)              (2.50)            1.96             1.22            0.91
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................     (0.40)              (2.34)            2.17             1.39            1.10
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................      0.15                0.18             0.21             0.17            0.16
   Net realized gains .........................        --                1.42             0.58               --              --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.15                1.60             0.79             0.17            0.16
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................  $  10.18            $  10.73         $  14.67         $  13.29         $ 12.07
=================================================================================================================================

TOTAL RETURN (A) ..............................     (3.26)%            (17.63)%          16.98%           11.67%           9.89%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ..........................  $432,050            $462,644         $627,920         $553,358        $381,472
   Ratios to average net assets:
      Net investment income ...................      1.61%               1.21%            1.50%            1.43%           1.65%
      Gross Expenses ..........................      0.38%               0.37%            0.36%            0.37%           0.37%
      Net Expenses ............................      0.37%(b)            0.36%(b)         0.36%            0.37%           0.37%
      Portfolio turnover rate .................        51%                 55%              58%              56%             42%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                        U.S.
                                                                                      EQUITY
                                                                                        FUND
                                                ---------------------------------------------------------------------------------
                                                                                      SERVICE
                                                                                       CLASS
                                                ---------------------------------------------------------------------------------
                                                  9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                                ---------------------------------------------------------------------------------

INCEPTION DATE                                      --                  --               --               --            1/3/01
Net asset value, beginning
   of period ..................................   $10.71             $ 14.64          $ 13.27          $ 12.05         $ 11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................     0.13**              0.14             0.17             0.15            0.16
   Net realized and
      unrealized gains
      (losses) on investments .................    (0.48)**            (2.51)            1.96             1.21            0.91
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................    (0.35)              (2.37)            2.13             1.36            1.07
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................     0.12                0.14             0.18             0.14            0.13
   Net realized gains .........................       --                1.42             0.58               --              --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.12                1.56             0.76             0.14            0.13
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $10.24             $ 10.71          $ 14.64          $ 13.27         $ 12.05
=================================================================================================================================

TOTAL RETURN (A) ..............................    (2.89)%            (17.83)%          16.68%           11.41%           9.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ..........................   $  170             $22,253          $34,971          $28,140         $26,171
   Ratios to average net assets:
      Net investment income ...................     1.80%               0.96%            1.25%            1.19%           1.43%
      Gross Expenses ..........................     0.63%               0.62%            0.61%            0.62%           0.62%
      Net Expenses ............................     0.62%(b)            0.61%(b)         0.61%            0.62%           0.62%
      Portfolio turnover rate .................       51%                 55%              58%              56%             42%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                      S&P 500
                                                                                        INDEX
                                                                                         FUND
                                               -------------------------------------------------------------------------------------
                                                                                     INVESTMENT
                                                                                       CLASS
                                               -------------------------------------------------------------------------------------
                                                   9/30/09             9/30/08          9/30/07          9/30/06        9/30/05
                                               -------------------------------------------------------------------------------------
INCEPTION DATE                                        --                  --               --               --          11/25/97
Net asset value, beginning
   of period ..................................    $ 11.23            $  14.69         $  12.81         $  11.80        $  10.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................       0.23                0.26             0.24             0.22            0.23
   Net realized and
      unrealized gains
      (losses) on investments .................      (1.03)              (3.46)            1.84             1.01            1.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................      (0.80)              (3.20)            2.08             1.23            1.29
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................       0.25                0.26             0.20             0.22            0.20
   Net realized gains .........................         --                  --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.25                0.26             0.20             0.22            0.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................    $ 10.18            $  11.23         $  14.69         $  12.81        $  11.80
====================================================================================================================================

TOTAL RETURN (A) ..............................      (6.51)%            (22.13)%          16.36%           10.53%          12.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ..........................    $35,332            $119,460         $151,025         $111,143        $102,607
   Ratios to average net assets:
      Net investment income ...................       2.75%               2.03%            1.87%            1.82%           1.96%
      Gross Expenses ..........................       0.16%               0.15%            0.15%            0.15%           0.15%
      Net Expenses ............................       0.16%(b)            0.15%(b)         0.15%            0.15%           0.15%
      Portfolio turnover rate .................         17%                 17%              12%              12%             12%


See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                        S&P 500
                                                                                          INDEX
                                                                                           FUND
                                                        ---------------------------------------------------------------------------
                                                                                        SERVICE
                                                                                         CLASS
                                                        ---------------------------------------------------------------------------
                                                               9/30/09             9/30/08          9/30/07          9/30/06
                                                        ---------------------------------------------------------------------------
INCEPTION DATE                                                   --                  --               --             9/30/05
Net asset value, beginning
   of period ..................................                $11.19              $14.64           $12.79           $11.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................                  0.22                0.24             0.25             0.24
   Net realized and
      unrealized gains
      (losses) on investments .................                 (1.04)              (3.46)            1.79             0.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................                 (0.82)              (3.22)            2.04             1.20
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................                  0.23                0.23             0.19             0.21
   Net realized gains .........................                    --                  --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................                  0.23                0.23             0.19             0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................                $10.14              $11.19           $14.64           $12.79
===================================================================================================================================

TOTAL RETURN (A) ..............................                 (6.84)%            (22.28)%          15.98%           10.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ..........................                $  939              $1,087           $  936           $   47
   Ratios to average net assets:
      Net investment income ...................                  2.44%               1.79%            1.63%            1.59%
      Gross Expenses ..........................                  0.41%               0.40%            0.40%            0.40%
      Net Expenses ............................                  0.41%(b)            0.40%(b)         0.40%            0.40%
      Portfolio turnover rate .................                    17%                 17%              12%              12%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                 CORE VALUE
                                                                                     EQUITY
                                                                                       FUND
                                           -------------------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                     CLASS
                                           -------------------------------------------------------------------------------------
                                                9/30/09             9/30/08          9/30/07          9/30/06        9/30/05
                                           -------------------------------------------------------------------------------------
INCEPTION DATE                                    --                  --               --               --            2/2/00
Net asset value, beginning of period ......   $   9.60            $  12.43         $  11.49          $ 10.40         $  9.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................       0.16                0.16             0.21             0.18            0.23
   Net realized and unrealized gains
      (losses) on investments .............      (0.75)              (1.88)            1.84             1.09            0.86
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................      (0.59)              (1.72)            2.05             1.27            1.09
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................       0.17                0.14             0.23             0.18            0.20
   Net realized gains .....................       0.16                0.97             0.88               --              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................       0.33                1.11             1.11             0.18            0.20
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............   $   8.68             $  9.60         $  12.43          $ 11.49         $ 10.40
================================================================================================================================

TOTAL RETURN (A) ..........................      (5.27)%            (15.02)%          18.94%           12.42%          11.48%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................   $121,866             $95,082         $108,986          $91,030         $86,267
   Ratios to average net assets:
      Net investment income ...............       2.20%               1.45%            1.73%            1.55%           1.88%
      Gross Expenses ......................       0.43%               0.43%            0.43%            0.44%           0.43%
      Net Expenses ........................       0.43%(b)            0.42%(b)         0.43%            0.44%           0.43%
      Portfolio turnover rate .............         62%                 62%              43%              52%             36%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                      CORE VALUE
                                                                                          EQUITY
                                                                                            FUND
                                                        -----------------------------------------------------------------------
                                                                                         SERVICE
                                                                                          CLASS
                                                        -----------------------------------------------------------------------
                                                               9/30/09             9/30/08          9/30/07          9/30/06
                                                        -----------------------------------------------------------------------
INCEPTION DATE                                                    --                  --               --            9/30/05
Net asset value, beginning of period ......                     $9.58              $12.40           $11.47           $10.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................                      0.14                0.14             0.26             0.15
   Net realized and unrealized gains
      (losses) on investments .............                     (0.75)              (1.87)            1.76             1.10
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................                     (0.61)              (1.73)            2.02             1.25
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................                      0.16                0.12             0.21             0.18
   Net realized gains .....................                      0.16                0.97             0.88               --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................                      0.32                1.09             1.09             0.18
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............                     $8.65              $ 9.58           $12.40           $11.47
================================================================================================================================

TOTAL RETURN (A) ..........................                     (5.50)%            (15.18)%          18.69%           12.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................                      $713              $   32           $   36           $   14
   Ratios to average net assets:
      Net investment income ...............                      1.76%               1.20%            1.38%            1.32%
      Gross Expenses ......................                      0.68%               0.67%            0.68%            0.67%
      Net Expenses ........................                      0.67%(b)            0.67%(b)         0.68%            0.67%
      Portfolio turnover rate .............                        62%                 62%              43%              52%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                      PREMIER
                                                                                       GROWTH
                                                                                  EQUITY FUND
                                               ------------------------------------------------------------------------------------
                                                                                   INVESTMENT
                                                                                      CLASS
                                               ------------------------------------------------------------------------------------
                                                   9/30/09             9/30/08          9/30/07          9/30/06        9/30/05
                                               ------------------------------------------------------------------------------------
INCEPTION DATE                                        --                  --               --               --          10/29/99
Net asset value, beginning of period ......       $   9.59            $  12.46          $ 10.96         $  10.46        $   9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................           0.06                0.07             0.08             0.08            0.10
   Net realized and unrealized gains
      (losses) on investments .............          (0.85)              (1.76)            1.55             0.49            0.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................          (0.79)              (1.69)            1.63             0.57            0.96
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................           0.09                0.07             0.08             0.07            0.09
   Net realized gains .....................           1.11                1.11             0.05               --              --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................           1.20                1.18             0.13             0.07            0.09
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............       $   7.60            $   9.59         $  12.46         $  10.96        $  10.46
===================================================================================================================================

TOTAL RETURN (A) ..........................          (3.22)%            (14.62)%          15.02%            5.47%           9.97%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................       $249,573            $268,005         $411,725         $455,088        $332,148
   Ratios to average net assets:
      Net investment income ...............           0.91%               0.69%            0.58%            0.83%           1.05%
      Gross Expenses ......................           0.40%               0.37%            0.37%            0.37%           0.37%
      Net Expenses ........................           0.39%(b)            0.37%(b)         0.37%            0.37%           0.37%
      Portfolio turnover rate .............             24%                 28%              29%              31%             31%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                   PREMIER
                                                                                    GROWTH
                                                                               EQUITY FUND
                                           -------------------------------------------------------------------------------------
                                                                                  SERVICE
                                                                                   CLASS
                                           -------------------------------------------------------------------------------------
                                                9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                           -------------------------------------------------------------------------------------
INCEPTION DATE                                     --                  --               --               --            1/3/01
Net asset value, beginning of period ......      $ 9.53              $12.41         $  10.92         $  10.42        $   9.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................       (0.10)               0.64             0.04             0.06            0.09
   Net realized and unrealized gains
      (losses) on investments .............       (0.71)              (2.41)            1.55             0.49            0.83
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................       (0.81)              (1.77)            1.59             0.55            0.92
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................        0.08                  --             0.05             0.05            0.07
   Net realized gains .....................        1.11                1.11             0.05               --              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................        1.19                1.11             0.10             0.05            0.07
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............      $ 7.53              $ 9.53         $  12.41         $  10.92        $  10.42
================================================================================================================================

TOTAL RETURN (A) ..........................       (3.52)%            (15.30)%          14.71%            5.24%           9.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................      $3,098              $3,014         $135,856         $130,673        $123,773
   Ratios to average net assets:
      Net investment income ...............        0.66%               0.24%            0.33%            0.57%           0.77%
      Gross Expenses ......................        0.65%               0.62%            0.62%            0.62%           0.62%
      Net Expenses ........................        0.64%(b)            0.62%(b)         0.62%            0.62%           0.62%
      Portfolio turnover rate .............          24%                 28%              29%              31%             31%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                SMALL-CAP
                                                                                   EQUITY
                                                                                     FUND
                                             -----------------------------------------------------------------------------------
                                                                                INVESTMENT
                                                                                   CLASS
                                             -----------------------------------------------------------------------------------
                                                9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                             -----------------------------------------------------------------------------------
INCEPTION DATE                                    --                  --               --               --            8/3/98
Net asset value, beginning of period ......      $12.35              $16.51           $15.41           $14.71          $12.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................        0.05                0.10             0.10             0.07            0.11
  Net realized and unrealized gains
     (losses) on investments ..............       (1.20)              (2.67)            2.18             0.96            2.54
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................       (1.15)              (2.57)            2.28             1.03            2.65
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................        0.09                0.08             0.08             0.06            0.09
   Net realized gains .....................          --                1.51             1.10             0.27            0.72
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................        0.09                1.59             1.18             0.33            0.81
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............      $11.11              $12.35           $16.51           $15.41          $14.71
================================================================================================================================

TOTAL RETURN (A) ..........................       (9.07)%            (16.86)%          15.43%            7.13%          21.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .......................    $609,835            $635,849         $806,577         $632,992        $368,178
  Ratios to average net assets:
     Net investment income ................        0.51%               0.68%            0.64%            0.53%           0.79%
     Gross Expenses .......................        0.93%               0.61%            0.61%            0.61%           0.61%
     Net Expenses .........................        0.91%(b)            0.60%(b)         0.61%            0.61%           0.61%
     Portfolio turnover rate ..............          49%                 73%              51%              47%             33%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                        SMALL-CAP
                                                                                           EQUITY
                                                                                             FUND
                                                        -------------------------------------------------------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                        -------------------------------------------------------------------------
                                                              9/30/09             9/30/08          9/30/07          9/30/06
                                                        -------------------------------------------------------------------------
INCEPTION DATE                                                  --                  --               --             9/30/05
Net asset value, beginning of period ......                    $12.31              $16.47           $15.38           $14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................                      0.12                0.06             0.08             0.05
  Net realized and unrealized gains
     (losses) on investments ..............                     (1.25)              (2.67)            2.16             0.94
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................                     (1.13)              (2.61)            2.24             0.99
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................                      0.01                0.04             0.05             0.05
   Net realized gains .....................                        --                1.51             1.10             0.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................                      0.01                1.55             1.15             0.32
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............                    $11.17              $12.31           $16.47           $15.38
=================================================================================================================================

TOTAL RETURN (A) ..........................                     (9.20)%            (17.14)%          15.20%            6.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .......................                    $   28              $   87           $   39           $   16
  Ratios to average net assets:
     Net investment income ................                      0.34%               0.43%            0.37%            0.28%
     Gross Expenses .......................                      1.18%               0.86%            0.85%            0.86%
     Net Expenses .........................                      1.16%(b)            0.85%(b)         0.85%            0.86%
     Portfolio turnover rate ..............                        49%                 73%              51%              47%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


                                                                                INTERNATIONAL
                                                                                       EQUITY
                                                                                         FUND
                                            --------------------------------------------------------------------------------------
                                                                                 INVESTMENT
                                                                                    CLASS
                                            --------------------------------------------------------------------------------------
                                                 9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                            --------------------------------------------------------------------------------------
INCEPTION DATE                                     --                  --               --               --           11/25/97
Net asset value, beginning of period ......   $    13.51          $    19.96       $    15.11       $    12.72        $  10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................         0.20                0.43             0.30             0.24            0.19
  Net realized and unrealized gains
     (losses) on investments ..............        (1.32)              (5.31)            4.92             2.33            2.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................        (1.12)              (4.88)            5.22             2.57            2.66
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................         0.38                0.31             0.24             0.18            0.16
   Net realized gains .....................         1.11                1.26             0.13               --              --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................         1.49                1.57             0.37             0.18            0.16
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............   $    10.90          $    13.51       $    19.96       $    15.11        $  12.72
=================================================================================================================================

TOTAL RETURN (A) ..........................        (5.34)%            (26.41)%          35.09%           20.39%          26.26%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .......................   $2,038,051          $1,892,548       $2,375,946       $1,377,877        $738,984
  Ratios to average net assets:
     Net investment income ................         2.44%               2.62%            2.00%            2.04%           1.85%
     Gross Expenses .......................         0.56%               0.56%            0.56%            0.56%           0.57%
     Net Expenses .........................         0.55%(b)            0.55%(b)         0.56%            0.56%           0.57%
     Portfolio turnover rate ..............           41%                 38%              32%              26%             52%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                              INTERNATIONAL
                                                                                     EQUITY
                                                                                       FUND
                                             -----------------------------------------------------------------------------------
                                                                                   SERVICE
                                                                                    CLASS
                                             -----------------------------------------------------------------------------------
                                               9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
INCEPTION DATE                                    --                  --               --               --           1/3/01
Net asset value, beginning of period ......     $13.44              $19.88           $15.06           $12.69          $10.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ...................       0.00                0.54             0.16             0.17            0.16
  Net realized and unrealized gains
    (losses) on investments ...............      (1.13)              (5.44)            5.00             2.35            2.48
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................      (1.13)              (4.90)            5.16             2.52            2.64
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................       0.37                0.28             0.21             0.15            0.14
   Net realized gains .....................       1.11                1.26             0.13               --              --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................       1.48                1.54             0.34             0.15            0.14
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............     $10.83              $13.44           $19.88           $15.06          $12.69
================================================================================================================================

TOTAL RETURN (A) ..........................      (5.52)%            (26.60)%          34.75%           20.02%          26.05%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .......................   $546,589             $53,692          $51,244          $16,352          $8,096
  Ratios to average net assets:
     Net investment income ................       2.29%               2.78%            1.61%            1.68%           1.61%
     Gross Expenses .......................       0.80%               0.81%            0.81%            0.81%           0.82%
     Net Expenses .........................       0.80%(b)            0.80%(b)         0.81%            0.81%           0.82%
     Portfolio turnover rate ..............         41%                 38%              32%              26%             52%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                   STRATEGIC
                                                                                  INVESTMENT
                                                                                        FUND
                                             ------------------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                     CLASS
                                             ------------------------------------------------------------------------------------
                                                 9/30/09             9/30/08          9/30/07          9/30/06        9/30/05
INCEPTION DATE                                      --                  --               --               --         10/29/99
Net asset value, beginning of period ......      $ 10.62             $ 13.45         $  11.77         $  11.14        $  10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................         0.17                0.26             0.27             0.22            0.19
   Net realized and unrealized gains
     (losses) on investments ..............        (0.32)              (2.32)            1.93             0.90            0.78
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................        (0.15)              (2.06)            2.20             1.12            0.97
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................         0.25                0.25             0.24             0.19            0.15
   Net realized gains .....................         0.04                0.52             0.28             0.30            0.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................         0.29                0.77             0.52             0.49            0.29
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............      $ 10.18             $ 10.62         $  13.45         $  11.77         $ 11.14
=================================================================================================================================

TOTAL RETURN (A) ..........................        (0.80)%            (16.13)%          19.24%           10.38%           9.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................      $570,071            $522,383        $547,835         $349,564        $172,146
  Ratios to average net assets:
      Net investment income ...............         2.04%               2.24%            2.43%            2.33%           2.03%
      Gross Expenses ......................         0.36%               0.36%            0.36%            0.37%           0.38%
      Net Expenses ........................         0.31% (b)           0.34% (b)        0.36%            0.37%           0.38%
      Portfolio turnover rate .............          177%                177%             158%             143%            131%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                         STRATEGIC
                                                                                        INVESTMENT
                                                                                              FUND
                                                    ------------------------------------------------------------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                    ------------------------------------------------------------------------------
                                                               9/30/09             9/30/08          9/30/07          9/30/06
                                                    ------------------------------------------------------------------------------
INCEPTION DATE                                                   --                  --               --             9/30/05
Net asset value, beginning of period ......                    $10.57              $13.42           $11.74           $11.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................                      0.16                0.18             0.27             0.23
   Net realized and unrealized gains
      (losses) on investments .............                     (0.33)              (2.27)            1.90             0.85
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................                     (0.17)              (2.09)            2.17             1.08
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................                      0.24                0.24             0.21             0.18
  Net realized gains ......................                      0.04                0.52             0.28             0.30
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................                      0.28                0.76             0.49             0.48
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............                    $10.12              $10.57           $13.42           $11.74
==================================================================================================================================

TOTAL RETURN (A) ..........................                     (1.04)%            (16.44)%          19.01%           10.04%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................                      $637                $715            $  55            $  11
   Ratios to average net assets:
      Net investment income ...............                      1.81%               1.87%            2.21%            1.95%
      Gross Expenses ......................                      0.61%               0.61%            0.61%            0.61%
      Net Expenses ........................                      0.56%(b)            0.57%(b)         0.61%            0.61%
      Portfolio turnover rate .............                       177%                177%             158%             143%


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                       INCOME
                                                                                         FUND
                                              -------------------------------------------------------------------------------------
                                                                                     INVESTMENT
                                                                                        CLASS
                                              -------------------------------------------------------------------------------------
                                                    9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                              -------------------------------------------------------------------------------------
INCEPTION DATE                                        --                  --               --               --           11/21/97
Net asset value, beginning of period ......        $   8.94            $   9.29        $    9.35         $   9.50        $   9.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................            0.37                0.43             0.51             0.49            0.42
   Net realized and unrealized gains
      (losses) on investments .............            0.13               (0.35)           (0.06)           (0.15)          (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................            0.50                0.08             0.45             0.34            0.26
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................            0.37                0.43             0.51             0.49            0.42
  Net realized gains ......................            0.01                  --               --               --            0.21
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................            0.38                0.43             0.51             0.49            0.63
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............        $   9.06            $   8.94        $    9.29         $   9.35        $   9.50
===================================================================================================================================

TOTAL RETURN (A) ..........................            5.88%               0.80%            4.95%            3.75%           2.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................        $360,894            $324,385         $344,261         $294,484        $238,846
   Ratios to average net assets:
      Net investment income ...............            4.29%               4.64%            5.49%            5.33%           4.35%
      Gross Expenses ......................            0.23%               0.23%            0.23%            0.24%           0.24%
      Net Expenses ........................            0.20%(b)            0.20%(b)         0.23%            0.24%           0.24%
      Portfolio turnover rate .............             357%                485%             421%             341%            298%

See Notes to Financial Highlights and Notes to Financial Statements.



Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                          INCOME
                                                                                            FUND
                                              -------------------------------------------------------------------------------------
                                                                                         SERVICE
                                                                                          CLASS
                                              -------------------------------------------------------------------------------------
                                                               9/30/09             9/30/08          9/30/07          9/30/06
                                              -------------------------------------------------------------------------------------
INCEPTION DATE                                                   --                  --               --             9/30/05
Net asset value, beginning of period ......                     $9.12               $9.30            $9.35            $9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..................                      0.36                0.37             0.49             0.47
   Net realized and unrealized gains
      (losses) on investments .............                      0.14               (0.14)           (0.05)           (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..................                      0.50                0.23             0.44             0.32
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................                      0.36                0.41             0.49             0.47
   Net realized gains .....................                      0.01                  --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................                      0.37                0.41             0.49             0.47
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............                     $9.25               $9.12            $9.30            $9.35
===================================================================================================================================

TOTAL RETURN (A) ..........................                      5.59%               2.41%            4.80%            3.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ......................                      $276                $453              $17            $  11
   Ratios to average net assets:
      Net investment income ...............                      4.09%               4.06%            5.25%            5.10%
      Gross Expenses ......................                      0.48%               0.47%            0.48%            0.49%
      Net Expenses ........................                      0.45%(b)            0.43%(b)         0.48%            0.49%
      Portfolio turnover rate .............                       357%                485%             421%             341%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                 MONEY MARKET
                                                                                         FUND
                                              -----------------------------------------------------------------------------------
                                                                                  INVESTMENT
                                                                                     CLASS
                                              -----------------------------------------------------------------------------------
                                                 9/30/09             9/30/08          9/30/07          9/30/06         9/30/05
                                              -----------------------------------------------------------------------------------
INCEPTION DATE                                     --                  --               --               --            12/2/97
Net asset value, beginning of period ......    $    1.00           $    1.00        $    1.00         $   1.00        $   1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................         0.01                0.03             0.05             0.04            0.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...         0.01                0.03             0.05             0.04            0.02
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................         0.01                0.03             0.05             0.04            0.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................         0.01                0.03             0.05             0.04            0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............    $    1.00           $    1.00        $    1.00         $   1.00       $    1.00
=================================================================================================================================

TOTAL RETURN (A) ..........................         0.80%               3.25%            5.25%            4.56%           2.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)    $  31,040           $  29,071        $  26,952         $ 24,409       $  11,592
   Ratios to average net assets:
      Net investment income ...............         0.80%               3.18%            5.12%            4.62%           2.04%
      Gross Expenses ......................         0.24%               0.25%            0.24%            0.25%           0.26%
      Net Expenses ........................         0.24%               0.25%            0.24%            0.25%           0.26%

See Notes to Financial Highlights and Notes to Financial Statements.


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                     MONEY MARKET
                                                                                             FUND
                                                    ------------------------------------------------------------------------------
                                                                                          SERVICE
                                                                                           CLASS
                                                    ------------------------------------------------------------------------------
                                                                9/30/09             9/30/08          9/30/07         9/30/06
                                                    ------------------------------------------------------------------------------
INCEPTION DATE                                                    --                  --               --            9/30/05
Net asset value, beginning of period ......                      $1.00              $1.00            $1.00            $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................                       0.01               0.03             0.05             0.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...                       0.01               0.03             0.05             0.04
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..................                       0.01               0.03             0.05             0.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................                       0.01               0.03             0.05             0.04
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ............                      $1.00              $1.00            $1.00            $1.00
==================================================================================================================================

TOTAL RETURN (A) ..........................                       0.56%              2.99%            5.00%            4.30%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                      $  11              $  11            $  11            $  10
   Ratios to average net assets:
      Net investment income ...............                       0.55%              2.94%            4.89%            4.25%
      Gross Expenses ......................                       0.48%              0.50%            0.48%            0.50%
      Net Expenses ........................                       0.48%              0.50%            0.48%            0.50%


See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b) Includes voluntary fee waiver related to investments in the GE Funds - GE Money Market Fund.
(c)  Less than 0.1%
**   Average shares method used.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets
and Liabilities

SEPTEMBER 30, 2009



                                                                               U.S.               S&P 500               CORE VALUE
                                                                             EQUITY                 INDEX                   EQUITY
                                                                               FUND                  FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $413,251,606; $42,940,829; $107,089,060;
      $255,337,042; $582,937,142; $2,538,806,188;
      $472,344,437; $307,513,209 and $0 respectively) ...........      $423,529,661           $34,836,384             $119,496,953
   Investments in affiliated securities,
      at market (cost $110,730;
      $1,197,167; $29,730; $213,229; $111,131; $310,790;
      $1,308,666; $1,504,338 and $0, respectively) ..............            74,189              $689,469                   19,919
   Short-term Investments at Market (cost $0; $83,748;
      $0; $0; $0; $0; $0; $0 and $22,849,074, respectively) .....                --                83,762                       --
   Short-term affiliated investments (at amortized cost) ........         8,922,034               616,291                3,327,142
   Repurchase Agreement .........................................                --                    --                       --
   Foreign currency (cost $5,664; $0; $0; $0; $0;
      $2,731,842; $136,282; $0 and $0, respectively) ............             5,743                    --                       --
   Receivable for investments sold ..............................           460,290                    --                       --
   Income receivables ...........................................           357,697                43,941                  158,334
   Receivable for fund shares sold ..............................            39,977                 8,429                   25,000
   Variation margin receivable ..................................                --                    --                       --
   Other Assets .................................................                --                    --                      133
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..............................................       433,389,591            36,278,276              123,027,481
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0;
      $0; $33,516; $0; $0; $0 and $0, respectively) .............                --                    --                       --
   Distribution payable to shareholders .........................                --                    --                       --
   Payable for investments purchased ............................           615,417                    --                  203,567
   Payable for fund shares redeemed .............................           420,509                   975                  200,000
   Payable to GEAM ..............................................           126,630                 2,813                   40,577
   Accrued other expenses .......................................               804                 1,583                       --
   Variation margin payable .....................................             6,315                 1,579                    4,275
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................         1,169,675                 6,950                  448,419
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................      $432,219,916           $36,271,326             $122,579,062
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..............................................       509,854,783            75,935,266              124,542,597
   Undistributed (distribution in excess of)
   net investment income ........................................         4,087,770               561,541                1,538,620
   Accumulated net realized gain (loss) .........................       (91,968,631)          (31,625,090)             (15,916,212)
   Net unrealized appreciation/(depreciation) on:
      Investments ...............................................        10,241,514            (8,612,129)              12,398,082
      Futures ...................................................             4,401                11,738                   15,975
      Written options ...........................................                --                    --                       --
      Foreign currency related transaction ......................                79                    --                       --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................      $432,219,916           $36,271,326             $122,579,062
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ...................................................       432,050,106            35,332,142              121,866,496
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................        42,458,153             3,469,438               14,033,846
   Net asset value, offering and redemption
      price per share ...........................................             10.18                 10.18                     8.68
SERVICE CLASS:
   Net assets ...................................................           169,810               939,184                  712,566
   Shares outstanding ($.001 par value;
      unlimited shares authorized) ..............................            16,581                92,601                   82,363
   Net asset value, offering and redemption
      price per share ...........................................             10.24                 10.14                     8.65



Statements of Assets
and Liabilities

SEPTEMBER 30, 2009



                                                                      PREMIER                SMALL-CAP             INTERNATIONAL
                                                                       GROWTH                   EQUITY                    EQUITY
                                                                  EQUITY FUND                     FUND                      FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $413,251,606; $42,940,829; $107,089,060;
      $255,337,042; $582,937,142; $2,538,806,188;
      $472,344,437; $307,513,209 and $0 respectively) ..........  $245,023,397            $565,749,349           $2,568,652,567
   Investments in affiliated securities,
      at market (cost $110,730;
      $1,197,167; $29,730; $213,229; $111,131; $310,790;
      $1,308,666; $1,504,338 and $0, respectively) .............       142,864                  74,458                  208,229
   Short-term Investments at Market (cost $0; $83,748;
      $0; $0; $0; $0; $0; $0 and $22,849,074, respectively) ....            --                      --                       --
   Short-term affiliated investments (at amortized cost) .......     7,818,328              39,893,994               99,222,668
   Repurchase Agreement ........................................            --                      --                       --
   Foreign currency (cost $5,664; $0; $0; $0; $0;
      $2,731,842; $136,282; $0 and $0, respectively) ...........            --                      --                2,745,089
   Receivable for investments sold .............................       451,152               1,011,966                2,046,655
   Income receivables ..........................................        65,122                 361,304                7,675,126
   Receivable for fund shares sold .............................       136,778               5,021,595               20,060,860
   Variation margin receivable .................................            --                      --                   56,662
   Other Assets ................................................            --               2,344,000                  995,033
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................   253,637,641             614,456,666            2,701,662,889
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0;
      $0; $33,516; $0; $0; $0 and $0, respectively) ............            --                  66,550                       --
   Distribution payable to shareholders ........................            --                      --                       --
   Payable for investments purchased ...........................       630,726               4,067,962              114,094,824
   Payable for fund shares redeemed ............................       254,153                      --                1,608,643
   Payable to GEAM .............................................        75,962                 171,865                1,139,793
   Accrued other expenses ......................................           818                 266,167                       --
   Variation margin payable ....................................         4,977                  20,520                  179,910
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................       966,636               4,593,064              117,023,170
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................  $252,671,005            $609,863,602           $2,584,639,719
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................   286,441,614             754,872,366            2,953,978,665
   Undistributed (distribution in excess of)
   net investment income .......................................     1,404,995               1,350,046               44,564,727
   Accumulated net realized gain (loss) ........................   (24,797,059)           (129,112,380)            (443,795,648)
   Net unrealized appreciation/(depreciation) on:
      Investments ..............................................   (10,384,010)            (17,224,466)              29,743,818
      Futures ..................................................         5,465                  11,070                   36,608
      Written options ..........................................            --                 (33,034)                      --
      Foreign currency related transaction .....................            --                      --                  111,549
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................  $252,671,005            $609,863,602           $2,584,639,719
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ..................................................   249,572,716             609,835,387            2,038,050,688
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................    32,836,321              54,885,563              186,929,391
   Net asset value, offering and redemption
      price per share ..........................................          7.60                   11.11                    10.90
SERVICE CLASS:
   Net assets ..................................................     3,098,289                  28,215              546,589,031
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................       411,226                   2,527               50,484,912
   Net asset value, offering and redemption
      price per share ..........................................          7.53                   11.17                    10.83




Statements of Assets
and Liabilities

SEPTEMBER 30, 2009



                                                                       STRATEGIC                                           MONEY
                                                                      INVESTMENT                 INCOME                   MARKET
                                                                            FUND                   FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (cost $413,251,606; $42,940,829; $107,089,060;
      $255,337,042; $582,937,142; $2,538,806,188;
      $472,344,437; $307,513,209 and $0 respectively) ..........    $475,565,086            $310,602,989             $        --
   Investments in affiliated securities,
      at market (cost $110,730;
      $1,197,167; $29,730; $213,229; $111,131; $310,790;
      $1,308,666; $1,504,338 and $0, respectively) .............         876,806               1,007,906                      --
   Short-term Investments at Market (cost $0; $83,748;
      $0; $0; $0; $0; $0; $0 and $22,849,074, respectively) ....              --                      --              22,849,074
   Short-term affiliated investments (at amortized cost) .......     101,368,774              65,937,210                      --
   Repurchase Agreement ........................................              --                      --               8,290,000
   Foreign currency (cost $5,664; $0; $0; $0; $0;
      $2,731,842; $136,282; $0 and $0, respectively) ...........         136,525                      --                      --
   Receivable for investments sold .............................       4,894,932               8,858,016                      --
   Income receivables ..........................................       1,710,110               2,885,420                  17,993
   Receivable for fund shares sold .............................       4,436,375                  40,917                      --
   Variation margin receivable .................................          28,217                  20,101                      --
   Other Assets ................................................       2,806,242                   5,730                      --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................     591,823,067             389,358,289              31,157,067
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0;
      $0; $33,516; $0; $0; $0 and $0, respectively) ............              --                      --                      --
   Distribution payable to shareholders ........................              --                      --                      --
   Payable for investments purchased ...........................      20,388,383              28,061,933                      --
   Payable for fund shares redeemed ............................         472,438                  63,363                  99,712
   Payable to GEAM .............................................         144,323                  60,796                   6,001
   Accrued other expenses ......................................              --                      --                      53
   Variation margin payable ....................................         110,352                   2,304                      --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................      21,115,496              28,188,396                 105,766
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................    $570,707,571            $361,169,893             $31,051,301
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................     632,437,253             379,251,040              31,070,055
   Undistributed (distribution in excess of)
   net investment income .......................................       7,247,050                 476,074                      --
   Accumulated net realized gain (loss) ........................     (71,666,892)            (20,741,909)                (18,754)
   Net unrealized appreciation/(depreciation) on:
      Investments ..............................................       2,788,789               2,593,348                      --
      Futures ..................................................        (103,335)               (408,650)                     --
      Written options ..........................................              --                      --                      --
      Foreign currency related transaction .....................           4,706                     (10)                     --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................    $570,707,571            $361,169,893             $31,051,301
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ..................................................     570,070,943             360,894,038              31,039,968
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................      55,987,201              39,838,828              31,059,685
   Net asset value, offering and redemption
      price per share ..........................................           10.18                    9.06                    1.00
SERVICE CLASS:
   Net assets ..................................................         636,628                 275,855                  11,333
   Shares outstanding ($.001 par value;
      unlimited shares authorized) .............................          62,890                  29,824                  11,341
   Net asset value, offering and redemption
      price per share ..........................................           10.12                    9.25                    1.00


See Notes to Financial Statements.

98 & 99

Statements of Operations
FOR THE PERIOD ENDED SEPTEMBER 30, 2009

                                                                         U.S.               S&P 500               CORE VALUE
                                                                       EQUITY                 INDEX                   EQUITY
                                                                         FUND                  FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..............................................      $7,101,937            $1,259,404               $2,403,292
      Interest ..............................................         320,279                76,327                   81,565
      Interest from affliated investments ...................          38,630                 8,564                   10,641
      Less: Foreign taxes withheld ..........................         (27,624)                   --                  (13,961)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................       7,433,222             1,344,295                2,481,537
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......................       1,383,327                70,238                  405,438
      Distribution fees
         Service Class ......................................          10,932                 2,060                      602
      Trustees fees .........................................          22,693                 4,812                    3,433
      Other expenses ........................................             186                 1,041                      312
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...........       1,417,138                78,151                  409,785
   Add: Expenses reimbursed by the adviser* .................         (17,812)               (2,070)                  (4,330)
   NET EXPENSES .............................................       1,399,326                76,081                  405,455
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................       6,033,896             1,268,214                2,076,082
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................     (79,713,302)          (22,608,228)             (15,512,845)
         Futures ............................................        (808,146)            1,635,836                 (140,001)
         Written options ....................................              --                    --                       --
         Foreign currency related transactions ..............            (361)                   --                       --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................      49,839,182            (1,184,425)              15,609,329
         Futures ............................................           2,959               220,905                   14,527
         Written options ....................................              --                    --                       --
         Foreign currency related transactions ..............             247                    13                       --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...     (30,679,421)          (21,935,899)                 (28,990)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................    $(24,645,525)         $(20,667,685)              $2,047,092
-----------------------------------------------------------------------------------------------------------------------------------

* Waiver relates to GEAM's voluntary management fee waiver with respect to investments in the GE Funds - GE Money Market Fund.

See Notes to Financial Statements.



                                                                    PREMIER                SMALL-CAP             INTERNATIONAL
                                                                     GROWTH                   EQUITY                    EQUITY
                                                                EQUITY FUND                     FUND                      FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..............................................     $2,387,875              $6,214,391              $58,071,571
      Interest ..............................................        325,508                  72,683                   82,078
      Interest from affliated investments ...................         22,094                 230,600                  422,517
      Less: Foreign taxes withheld ..........................             --                  (5,073)              (5,667,671)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................      2,735,477               6,512,601               52,908,495
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......................        809,514               4,368,175                9,757,844
      Distribution fees
         Service Class ......................................          6,010                      76                  655,266
      Trustees fees .........................................         21,906                  23,762                   64,081
      Other expenses ........................................             17                     287                       33
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...........        837,447               4,392,300               10,477,224
   Add: Expenses reimbursed by the adviser* .................        (14,451)                (91,481)                (149,576)
   NET EXPENSES .............................................        822,996               4,300,819               10,327,648
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................      1,912,481               2,211,782               42,580,847
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................    (21,741,565)           (106,094,507)            (423,398,093)
         Futures ............................................        (57,888)             (1,029,386)              (9,734,762)
         Written options ....................................             --               1,134,272                       --
         Foreign currency related transactions ..............             --                      --                2,799,495
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................      8,514,204              48,078,955              370,710,010
         Futures ............................................          5,469                 852,145                   22,706
         Written options ....................................             --                 (33,034)                      --
         Foreign currency related transactions ..............             --                      --                  153,504
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...    (13,279,780)            (57,091,555)             (59,447,140)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................   $(11,367,299)           $(54,879,773)            $(16,866,293)
-----------------------------------------------------------------------------------------------------------------------------------

* Waiver relates to GEAM's voluntary management fee waiver with respect to investments in the GE Funds - GE Money Market Fund.

See Notes to Financial Statements.



                                                                   STRATEGIC                                           MONEY
                                                                  INVESTMENT                 INCOME                   MARKET
                                                                        FUND                   FUND                     FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ..............................................     $5,513,082            $         --                $     --
      Interest ..............................................      5,123,155              14,132,630                 327,132
      Interest from affliated investments ...................        752,930                 392,736                      --
      Less: Foreign taxes withheld ..........................       (305,079)                     --                      --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................     11,084,088              14,525,366                 327,132
-------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......................      1,688,266                 737,316                  74,973
      Distribution fees
         Service Class ......................................          1,513                     971                      27
      Trustees fees .........................................         13,115                  12,814                   1,167
      Other expenses ........................................          1,572                   5,845                      --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...........      1,704,466                 756,946                  76,167
   Add: Expenses reimbursed by the adviser* .................       (244,646)               (103,462)                     --
   NET EXPENSES .............................................      1,459,820                 653,484                  76,167
-------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................      9,624,268              13,871,882                 250,965
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................    (71,748,456)            (20,201,545)                  2,630
         Futures ............................................      1,612,947                 790,939                      --
         Written options ....................................             --                      --                      --
         Foreign currency related transactions ..............          8,045                    (738)                     --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................     58,172,224              25,148,719                      --
         Futures ............................................        (97,638)               (405,280)                     --
         Written options ....................................             --                      --                      --
         Foreign currency related transactions ..............         57,827                      (3)                     --
-------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...    (11,995,051)              5,332,092                   2,630
-------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................    $(2,370,783)            $19,203,974                $253,595
-------------------------------------------------------------------------------------------------------------------------------

* Waiver relates to GEAM's voluntary management fee waiver with respect to investments in the GE Funds - GE Money Market Fund.

See Notes to Financial Statements.




100 & 101

Statements of
Changes in Net Assets


                                                                    U.S.                                   S&P 500
                                                                  EQUITY                                     INDEX
                                                                    FUND                                      FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR                 YEAR                YEAR                 YEAR
                                                         ENDED                ENDED               ENDED                ENDED
                                                        9/30/09              9/30/08             9/30/09              9/30/08
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............     $ 6,033,896         $  6,844,413         $ 1,268,214          $ 2,818,631
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..........     (80,521,809)           1,456,680         (20,972,392)           3,588,244
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options
       and foreign currency translation .........      49,842,388         (116,028,888)           (963,507)         (40,622,531)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....     (24,645,525)        (107,727,795)        (20,667,685)         (34,215,656)
----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .......................      (6,647,494)          (7,180,616)         (2,711,342)          (2,690,860)
         Service Class ..........................        (230,360)            (300,952)            (21,495)             (15,291)
       Net realized gains
         Investment Class .......................              --          (57,881,999)                 --                   --
         Service Class ..........................              --           (3,123,473)                 --                   --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................      (6,877,854)         (68,487,040)         (2,732,837)          (2,706,151)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions .............     (31,523,379)        (176,214,835)        (23,400,522)         (36,921,807)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .........................      25,998,134           13,408,447          15,103,880           56,406,841
       Service Class ............................         387,922            1,427,515             212,483              722,029
     Value of distributions reinvested
       Investment Class .........................       6,200,321           64,613,284           2,711,307            2,690,852
       Service Class ............................         230,363            3,424,425              21,495               15,291
     Cost of shares redeemed
       Investment Class .........................     (36,680,765)         (75,762,795)        (78,640,213)         (54,034,119)
       Service Class ............................     (17,289,338)          (8,889,870)           (283,384)            (294,347)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ......................     (21,153,363)          (1,778,994)        (60,874,432)           5,506,547
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......     (52,676,742)        (177,993,829)        (84,274,954)         (31,415,260)

NET ASSETS
   Beginning of period ..........................     484,896,658          662,890,487         120,546,280          151,961,540
----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................    $432,219,916         $484,896,658         $36,271,326         $120,546,280
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD ........    $  4,087,770         $  4,932,089         $   561,541         $  2,040,334
----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ................................       2,839,945            1,106,793           1,680,511            4,332,998
     Issued for distribution reinvested .........         810,499            5,111,810             334,317              194,285
     Shares redeemed ............................      (4,305,132)          (5,898,393)         (9,180,215)          (4,175,353)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........        (654,688)             320,210          (7,165,387)             351,930
==================================================================================================================================
   SERVICE CLASS:
     Shares sold ................................          46,605              132,399              26,001               55,685
     Issued for distribution reinvested .........          30,074              271,134               2,654                1,106
     Shares redeemed ............................      (2,138,297)            (714,188)            (33,188)             (23,622)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........      (2,061,618)            (310,655)             (4,533)              33,169
==================================================================================================================================



See Notes to Financial Statements.



Statements of
Changes in Net Assets


                                                               CORE VALUE                                  PREMIER
                                                                   EQUITY                                   GROWTH
                                                                     FUND                              EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR                 YEAR              YEAR                    YEAR
                                                        ENDED                ENDED             ENDED                   ENDED
                                                       9/30/09              9/30/08           9/30/09                 9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............    $ 2,076,082          $ 1,490,567       $ 1,912,481           $   2,786,936
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..........    (15,652,846)           2,964,397       (21,799,453)             31,985,274
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options
       and foreign currency translation .........     15,623,856          (21,079,250)        8,519,673             (93,390,864)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....      2,047,092          (16,624,286)      (11,367,299)            (58,618,654)
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .......................     (1,667,906)          (1,262,694)       (2,411,367)             (3,125,613)
         Service Class ..........................         (1,994)                (338)          (25,230)                     --
       Net realized gains
         Investment Class .......................     (1,630,145)          (8,510,976)      (30,302,368)            (46,970,923)
         Service Class ..........................         (2,050)              (2,846)         (355,446)               (631,417)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................     (3,302,095)          (9,776,854)      (33,094,411)            (50,727,953)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions .............     (1,255,003)         (26,401,140)      (44,461,710)           (109,346,607)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .........................     28,596,412            3,296,200        32,281,602             157,099,830
       Service Class ............................        613,169                3,340           551,533               3,022,225
     Value of distributions reinvested
       Investment Class .........................      2,371,134            9,773,670        32,418,061              49,765,090
       Service Class ............................          4,044                3,184           380,675                 631,417
     Cost of shares redeemed
       Investment Class .........................     (2,849,441)            (581,863)      (39,161,070)           (249,653,100)
       Service Class ............................        (14,973)              (2,501)         (356,709)           (128,081,164)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ......................     28,720,345           12,492,030        26,114,092            (167,215,702)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......     27,465,342          (13,909,110)      (18,347,618)           (276,562,309)

NET ASSETS
   Beginning of period ..........................     95,113,720          109,022,830       271,018,623             547,580,932
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ................................   $122,579,062          $95,113,720      $252,671,005            $271,018,623
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD ........   $  1,538,620          $ 1,132,486      $  1,404,995            $  1,929,111
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ................................      4,158,907              309,070         5,079,868              13,643,104
     Issued for distribution reinvested .........        345,647              879,719         5,970,395               4,590,875
     Shares redeemed ............................       (374,197)             (51,783)       (6,148,221)            (23,335,723)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........      4,130,357            1,137,006         4,902,042              (5,101,744)
===================================================================================================================================
   SERVICE CLASS:
     Shares sold ................................         80,242                  304            86,057                 251,304
     Issued for distribution reinvested .........            590                  287            70,626                  58,519
     Shares redeemed ............................         (1,765)                (228)          (61,581)            (10,937,168)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........         79,067                  363            95,102             (10,627,345)
===================================================================================================================================



See Notes to Financial Statements.


Statements of
Changes in Net Assets


                                                                   SMALL-CAP
                                                                      EQUITY
                                                                        FUND
-----------------------------------------------------------------------------------------
                                                          YEAR                YEAR
                                                          ENDED               ENDED
                                                         9/30/09             9/30/08
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............    $   2,211,782        $   4,135,461
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..........     (105,989,621)         (22,695,551)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options
       and foreign currency translation .........       48,898,066         (113,808,532)
-----------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....      (54,879,773)        (132,368,622)
-----------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .......................       (4,498,032)          (3,655,330)
         Service Class ..........................              (15)                 (86)
       Net realized gains
         Investment Class .......................               --          (70,195,044)
         Service Class ..........................               --               (3,374)
-----------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................       (4,498,047)         (73,853,834)
-----------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions .............      (59,377,820)        (206,222,456)
-----------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .........................      102,165,957          103,586,685
       Service Class ............................               --               74,781
     Value of distributions reinvested
       Investment Class .........................        4,357,921           73,818,762
       Service Class ............................               15                3,460
     Cost of shares redeemed
       Investment Class .........................      (73,181,826)        (141,923,388)
       Service Class ............................          (36,534)             (17,117)
-----------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ......................       33,305,533           35,543,183
-----------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......      (26,072,287)        (170,679,273)

NET ASSETS
   Beginning of period ..........................      635,935,889          806,615,162
-----------------------------------------------------------------------------------------
   End of period ................................     $609,863,602         $635,935,889
=========================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT  INCOME, END OF PERIOD ........     $  1,350,046         $  3,364,853
-----------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ................................       11,239,513            7,444,541
     Issued for distribution reinvested .........          525,051            5,180,264
     Shares redeemed ............................       (8,373,329)          (9,978,043)
-----------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........        3,391,235            2,646,762
=========================================================================================
   SERVICE CLASS:
     Shares sold ................................               --                5,667
     Issued for distribution reinvested .........                2                  243
     Shares redeemed ............................           (4,521)              (1,211)
-----------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........           (4,519)               4,699
=========================================================================================

See Notes to Financial Statements.

102 & 103

Statements of
Changes in Net Assets


                                                                INTERNATIONAL                                 STRATEGIC
                                                                       EQUITY                                INVESTMENT
                                                                         FUND                                      FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR                   YEAR                YEAR                 YEAR
                                                         ENDED                  ENDED               ENDED                ENDED
                                                        9/30/09                9/30/08             9/30/09              9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .............    $  42,580,847          $  62,344,268        $ 9,624,268          $ 12,766,199
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps .........     (430,333,360)           171,062,869        (70,127,464)            1,844,545
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written
       options and foreign
       currency translation ....................      370,886,220           (934,692,785)        58,132,413          (113,695,404)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...      (16,866,293)          (701,285,648)        (2,370,783)          (99,084,660)
-----------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ......................      (52,243,414)           (37,515,873)       (12,517,264)          (10,939,887)
         Service Class .........................       (6,954,843)              (782,477)           (16,006)               (1,552)
       Net realized gains
         Investment Class ......................     (150,190,814)          (150,751,929)        (2,233,298)          (22,324,426)
         Service Class .........................      (20,724,850)            (3,504,479)            (3,003)               (3,398)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .........................     (230,113,921)          (192,554,758)       (14,769,571)          (33,269,263)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
       from operations and distributions .......     (246,980,214)          (893,840,406)       (17,140,354)         (132,353,923)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ........................      523,930,032            587,464,138        120,062,550           134,559,285
       Service Class ...........................      548,915,634             89,140,006             15,450               774,879
     Value of distributions reinvested
       Investment Class ........................      198,181,078            186,729,475         14,750,562            33,264,313
       Service Class ...........................       27,679,461              4,284,794             19,009                 4,950
     Cost of shares redeemed
       Investment Class ........................     (292,343,841)          (389,102,053)       (70,012,818)          (61,001,022)
       Service Class ...........................     (120,982,329)           (65,626,188)           (84,621)              (40,448)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions .......................      885,380,035            412,890,172         64,750,132           107,561,957
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....      638,399,821           (480,950,234)        47,609,788           (24,791,966)

NET ASSETS
   Beginning of period .........................    1,946,239,898          2,427,190,132        523,097,793           547,889,759
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ...............................   $2,584,639,719         $1,946,239,898       $570,707,571          $523,097,793
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ........   $   44,564,727         $   58,373,144       $  7,247,050          $ 10,148,408
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ...............................       55,655,447             33,844,540         13,049,918            10,929,391
     Issued for distribution reinvested ........       23,044,311             10,368,100          1,743,565             2,673,984
     Shares redeemed ...........................      (31,889,509)           (23,123,938)        (7,998,513)           (5,137,128)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .........       46,810,249             21,088,702          6,794,970             8,466,247
===================================================================================================================================
   SERVICE CLASS:
     Shares sold ...............................       56,730,302              5,290,567              1,678                66,580
     Issued for distribution reinvested ........        3,233,582                238,574              2,255                   399
     Shares redeemed ...........................      (13,473,774)            (4,111,574)            (8,670)               (3,424)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .........       46,490,110              1,417,567             (4,737)               63,555
===================================================================================================================================


See Notes to Financial Statements.


Statements of
Changes in Net Assets


                                                                                                          MONEY
                                                                   INCOME                                MARKET
                                                                     FUND                                  FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR                  YEAR               YEAR               YEAR
                                                        ENDED                 ENDED              ENDED              ENDED
                                                       9/30/09               9/30/08            9/30/09            9/30/08
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............    $13,871,882           $16,345,165      $    250,965        $    812,215
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..........    (19,411,344)            3,876,220             2,630             (21,294)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written
       options and foreign
       currency translation .....................     24,743,436           (17,620,008)               --                  --
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....     19,203,974             2,601,377           253,595             790,921
--------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .......................    (13,905,777)          (16,350,488)         (251,930)           (811,887)
         Service Class ..........................        (15,848)              (10,715)              (63)               (328)
       Net realized gains
         Investment Class .......................       (511,140)                   --                --                  --
         Service Class ..........................           (720)                   --                --                  --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................    (14,433,485)          (16,361,203)         (251,993)           (812,215)
--------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
       from operations and distributions ........      4,770,489           (13,759,826)            1,602             (21,294)
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .........................     63,969,386            43,638,225        46,224,352          24,650,644
       Service Class ............................         53,501             1,274,784                --                  --
     Value of distributions reinvested
       Investment Class .........................     14,231,267            16,350,113           252,218             810,525
       Service Class ............................         16,298                10,415                63                 328
     Cost of shares redeemed
       Investment Class .........................    (46,461,274)          (66,135,190)      (44,508,953)        (23,321,031)
       Service Class ............................       (246,748)             (819,402)               --                  --
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
     shares transactions ........................     31,562,430            (5,681,055)        1,967,680           2,140,466
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......     36,332,919           (19,440,881)        1,969,282           2,119,172

NET ASSETS
   Beginning of period ..........................    324,836,974           344,277,855        29,082,019          26,962,847
--------------------------------------------------------------------------------------------------------------------------------
   End of period ................................   $361,169,893          $324,836,974       $31,051,301         $29,082,019
================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .........   $    476,074          $    526,556       $        --         $        57
--------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ................................      7,265,119             4,664,298        46,224,352          24,650,644
     Issued for distribution reinvested .........      1,626,988             1,754,527           252,217             810,525
     Shares redeemed ............................     (5,354,437)           (7,163,114)      (44,508,953)        (23,321,031)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........      3,537,670              (744,289)        1,967,616           2,140,138
================================================================================================================================
   SERVICE CLASS:
     Shares sold ................................          6,019               134,094                --                  --
     Issued for distribution reinvested .........          1,830                 1,106                62                 329
     Shares redeemed ............................        (27,622)              (87,381)               --                  --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........        (19,773)               47,819                62                 329
================================================================================================================================


See Notes to Financial Statements.


104 & 105

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING CHANGES The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

Subsequent events after the balance sheet date through the date that the financial statements were issued, November 24, 2009, have been evaluated in the preparation of financial statements.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on recent trading activities and other relevant information, including market interest rate curves, referenced credit spreads and estimated prepayment rates, where applicable. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. At the year end, certain foreign securities were fair valued according to the policy.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

FAIR VALUE MEASUREMENT The Funds adopted Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements (ASC 820). ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Broadly, the ASC 820 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820 establishes market or observable inputs as the preferred source of values, followed by assumptions based upon hypothetical transactions in the absence of market inputs.

The valuation techniques required by ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions based on the best information available in the circumstances. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Other financial instruments are derivative instruments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The following tables present each Fund's investments measured at fair value on a recurring basis at September 30, 2009:


GE INSTITUTIONAL U.S. EQUITY FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                           $432,451,695           $74,189           $--              $432,525,884
Other Financial Instruments                                4,401                --            --                     4,401

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


GE INSTITUTIONAL S&P 500 INDEX FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                            $36,125,170          $100,736           $--               $36,225,906
Other Financial Instruments                               11,738                --            --                    11,738

GE INSTITUTIONAL CORE VALUE EQUITY FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                           $122,824,095           $19,919           $--              $122,844,014
Other Financial Instruments                               15,975                --            --                    15,975

GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                           $252,841,725          $142,864           $--              $252,984,589
Other Financial Instruments                                5,465                --            --                     5,465

GE INSTITUTIONAL SMALL-CAP EQUITY FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                           $605,643,343           $74,458           $--              $605,717,801
Other Financial Instruments                              (55,480)               --            --                   (55,480)

GE INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                         $2,667,875,235          $208,229           $--            $2,668,083,464
Other Financial Instruments                               36,608                --            --                    36,608

GE INSTITUTIONAL STRATEGIC INVESTMENT FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                           $446,276,144        $130,856,397       $678,131           $577,810,666
Other Financial Instruments                             (103,335)                 --             --               (103,335)


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

                                                                                                          Investments
                                                                                                         in Securities
------------------------------------------------------------------------------------------------------------------------------------
Balance at 9/30/08                                                                                         $1,806,916
     Accrued discounts/premiums                                                                               (15,321)
     Realized gain (loss)                                                                                    (444,719)
     Change in unrealized appreciation (depreciation)                                                        (128,526)
     Net purchases (sales)                                                                                     61,318
     Net transfers in and out of Level 3                                                                     (601,537)
------------------------------------------------------------------------------------------------------------------------------------
Balance at 9/30/09                                                                                        $   678,131
Change in unrealized loss relating to securities still held at 9/30/09                                    $  (143,594)


Transfers in and out of Level 3 are considered to occur at the beginning of the period.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


GE INSTITUTIONAL INCOME FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                            $65,937,210        $309,256,716      $2,354,179          $377,548,105
Other Financial Instruments                             (408,650)                 --              --              (408,650)


Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

                                                                                   Investments              Other Financial
                                                                                  in Securities               Instruments
------------------------------------------------------------------------------------------------------------------------------------
Balance at 9/30/08                                                                  $15,496,914                  $--
     Accrued discounts/premiums                                                          61,303                    --
     Realized gain (loss)                                                            (2,527,049)                   --
     Change in unrealized appreciation (depreciation)                                    12,938                    --
     Net purchases (sales)                                                           (7,599,052)                   --
     Net transfers in and out of Level 3                                             (3,090,875)                   --
------------------------------------------------------------------------------------------------------------------------------------
Balance at 9/30/09                                                                 $  2,354,179                  $--
Change in unrealized loss relating to securities still held at 9/30/09             $ (1,155,728)



Transfers in and out of Level 3 are considered to occur at the beginning of the period.


GE INSTITUTIONAL MONEY MARKET FUND
                                                       Level 1            Level 2          Level 3               Total
------------------------------------------------------------------------------------------------------------------------------------
Investments in Securities                                $--            $31,139,074          $--               $31,139,074



REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended September 30, 2009, the Income Fund did not participate in the securities lending program and no fees were paid to GEAM during the period. At September 30, 2009, no Funds participated in security lending.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2009, information on the tax cost of investments and distributable earnings on tax basis is as follows:

                                                                                                                Net Tax Unrealized
                                          Cost of                Gross Tax                 Gross Tax               Appreciation/
                                        Investments             Unrealized                Unrealized             (Depreciation) on
                                      for Tax Purposes         Appreciation              Depreciation               Investments
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                       $  439,506,568          $ 37,335,342            $  (44,316,026)           $  (6,980,684)
S&P 500 Index Fund                         46,649,623               893,270               (11,316,987)             (10,423,717)
Core Value Equity Fund                    113,075,558            14,318,232                (4,549,776)               9,768,456
Premier Growth Equity Fund                269,653,006            12,895,454               (29,563,871)             (16,668,417)
Small-Cap Equity Fund                     625,216,351            55,241,482               (74,740,032)             (19,498,550)
International Equity Fund               2,737,496,098           202,477,237              (271,889,871)             (69,412,634)
Strategic Investment Fund                 586,936,419            34,967,191               (44,092,944)              (9,125,753)
Income Fund                               375,373,948            11,832,820                (9,658,663)               2,174,157
Money Market Fund                          31,139,074                    --                        --                       --

                                   Net Tax Appreciation/        Undistributed          Undistributed
                                     (Depreciation) on             Income/            Long-Term Gains/            Post October
                                   Derivatives, Currency        (Accumulated            (Accumulated                 Losses
                                    and Other Net Assets        Ordinary Loss)          Capital Loss)          (see Detail Below)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                      $         79               $  4,088,013          $(11,263,750)           $  (63,478,525)
S&P 500 Index Fund                              --                    557,961            (7,843,808)              (21,954,376)
Core Value Equity Fund                          --                  1,538,620            (1,912,696)              (11,357,915)
Premier Growth Equity Fund                      --                  1,404,995            (4,283,713)              (14,223,474)
Small-Cap Equity Fund                      (33,034)                 1,350,046           (49,223,141)              (77,604,085)
International Equity Fund                  148,157                 44,564,727           (53,570,899)             (291,068,297)
Strategic Investment Fund                   17,456                  7,223,204            (9,578,058)              (50,266,531)
Income Fund                                 34,712                    476,812            (2,459,545)              (18,307,283)
Money Market Fund                               --                         --               (18,754)                       --


Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------

As of September 30, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:


Fund                                    Amount                  Expires
--------------------------------------------------------------------------------
U.S. Equity Fund                   $11,263,750                  09/30/17

S&P 500 Index Fund                   2,892,926                  09/30/11
                                     4,879,386                  09/30/12
                                        71,496                  09/30/17

Core Value Equity Fund                1,912,696                 09/30/17

Premier Growth Equity Fund           4,283,713                  09/30/17

Small-Cap Equity Fund                4,015,000                  09/30/16
                                    45,208,141                  09/30/17

International Equity Fund           53,570,899                  09/30/17

Strategic Investment Fund            9,578,058                  09/30/17

Income Fund                          2,459,545                  09/30/17

Money Market Fund                           90                  09/30/11
                                        18,664                  09/30/17


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2008 as follows:

Fund                                    Capital                    Currency
--------------------------------------------------------------------------------
U.S. Equity Fund                     $  63,478,282                    $243
S&P 500 Index Fund                      21,954,376                      --
Core Value Equity Fund                  11,357,915                      --
Premier Growth Equity Fund              14,223,474                      --
Small-Cap Equity Fund                   77,604,085                      --
International Equity Fund              291,068,297                      --
Strategic Investment Fund               50,266,531                      --
Income Fund                             18,306,545                     738
Money Market Fund                               --                      --

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:



                                           Year ended September 30, 2009                    Year ended September 30, 2008
                                    ------------------------------------------     ---------------------------------------------
                                         Ordinary               Long-Term                Ordinary              Long-Term
                                          Income               Capital Gains              Income              Capital Gains
--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                        $ 6,877,854             $         --            $14,862,092          $  53,624,948
S&P 500 Index Fund                        2,732,837                       --              2,706,151                     --
Core Value Equity Fund                    1,669,948                1,632,147              2,106,587              7,670,267
Premier Growth Equity Fund                3,477,135               29,617,276              5,321,693             45,406,260
Small-Cap Equity Fund                     4,498,047                       --             28,867,432             44,986,402
International Equity Fund                59,198,231              170,915,690             39,394,511            153,160,247
Strategic Investment Fund                12,531,119                2,238,452             13,802,269             19,466,994
Income Fund                              14,433,485                       --             16,361,203                     --
Money Market Fund                           251,993                       --                812,215                     --


DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

                                        Undistributed              Accumulated                Unrealized
Fund                                Net Investment Income        Net Realized Loss             Gain/Loss           Paid in Capital
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                      $         (361)            $           361             $        --             $      --
S&P 500 Index Fund                           (14,170)                     14,170                      --                    --
Core Value Equity Fund                           (48)                         48                      --                    --
Premier Growth Equity Fund                        --                          --                      --                    --
Small-Cap Equity Fund                        271,458                    (191,512)                (79,946)                   --
International Equity Fund                  2,808,993                  (2,799,521)                     --                (9,472)
Strategic Investment Fund                      7,644                      (7,644)                     --                    --
Income Fund                                     (739)                        739                      --                    --
Money Market Fund                                971                          --                      --                  (971)


Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

DERIVATIVES DISCLOSURE The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.


Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure.


                             Asset Derivatives September 30, 2009                  Liability Derivatives September 30, 2009
                        -----------------------------------------------        -----------------------------------------------
Derivatives not             Location in          Notional                        Location in          Notional
accounted for as           the Statements      Value/No. of                    the Statements       Value/No. of
hedging instruments           of Assets          Contracts       Fair            of Assets            Contracts       Fair
under FASB ASC 815         and Liabilities     Long/(Short)      Value         and Liabilities      Long/(Short)      Value
------------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -    43         4,401*               --                  --           --
                      Unrealized Appreciation/
                      (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL S&P 500 INDEX FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -    15        11,738*               --                  --           --
                      Unrealized Appreciation/
                      (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL CORE VALUE EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -    45        15,975*               --                  --           --
                      Unrealized Appreciation/
                      (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -    43         5,465*               --                  --           --
                      Unrealized Appreciation/
                      (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------

                             Asset Derivatives September 30, 2009                  Liability Derivatives September 30, 2009
                        -----------------------------------------------        -----------------------------------------------
Derivatives not             Location in          Notional                        Location in          Notional
accounted for as           the Statements      Value/No. of                    the Statements       Value/No. of
hedging instruments           of Assets          Contracts       Fair            of Assets            Contracts       Fair
under FASB ASC 815         and Liabilities     Long/(Short)      Value         and Liabilities      Long/(Short)      Value
------------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL SMALL-CAP EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -    54        11,070*              --                   --             --
                      Unrealized Appreciation/
                      (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts               --                     --            --     Payables and Net Assets -     121        (66,550)
                                                                           Unrealized Appreciation/
                                                                           (Depreciation) on written options
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -   515        77,095*    Payables and Net Assets -      63        (40,487)*
                      Unrealized Appreciation/                             Unrealized Appreciation/
                      (Depreciation) on futures                            (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL STRATEGIC INVESTMENT FUND

------------------------------------------------------------------------------------------------------------------------------------
Interest Rate         Receivables and Net Assets -    57        60,397*    Payables and Net Assets -     156       (281,895)*
Contracts             Unrealized Appreciation/                             Unrealized Appreciation/
                      (Depreciation) on futures                            (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts      Receivables and Net Assets -   475       121,521*    Payables and Net Assets -       7         (3,358)*
                      Unrealized Appreciation/                             Unrealized Appreciation/
                      (Depreciation) on futures                            (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
Interest Rate         Receivables and Net Assets -    92       102,708*    Payables and Net Assets -     290       (511,358)*
Contracts             Unrealized Appreciation/                             Unrealized Appreciation/
                      (Depreciation) on futures                            (Depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

* Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and payables of the Statement of Assets and Liabilities.


Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.


                                                          Total No. of                                Change in Unrealized
Derivatives not accounted       Location in the          Futures/Options      Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments       Statements of              Contracts       (Loss) on Derivatives        on Derivatives
under FASB ASC 815                Operations            Purchased/(Sold)    Recognized in Income      Recognized in Income
------------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL U.S. EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts           Net realized gain/(loss) on            286/(244)       (808,146)                   2,959
                           futures, Increase/(decrease)
                           in unrealized appreciation/
                           (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL S&P 500 INDEX FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts           Net realized gain/(loss) on          1,470/(1,504)    1,635,836                  220,905
                           futures, Increase/(decrease)
                           in unrealized appreciation/
                           (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------

                                                          Total No. of                               Change in Unrealized
Derivatives not accounted       Location in the          Futures/Options      Realized Gain or    Appreciation/(Depreciation)
for as hedging instruments       Statements of              Contracts       (Loss) on Derivatives       on Derivatives
under FASB ASC 815                Operations            Purchased/(Sold)    Recognized in Income     Recognized in Income
------------------------------------------------------------------------------------------------------------------------------------
GE INSTITUTIONAL CORE VALUE EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on            113/(69)         (140,001)                  14,527
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on            294/(251)         (57,888)                   5,469
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL SMALL-CAP EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on            986/(1,117)    (1,029,386)                 852,145
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on written      *             1,134,272                  (33,034)
                          options, Increase/(decrease) in
                          unrealized appreciation/
                          (depreciation) on written options
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on         14,097/(14,633)   (9,374,762)                  22,706
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL STRATEGIC INVESTMENT FUND

------------------------------------------------------------------------------------------------------------------------------------
Equity Contracts          Net realized gain/(loss) on          3,117/(2,862)     1,134,856                  123,938
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts   Net realized gain/(loss) on            514/(545)         478,091                 (221,576)
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

GE INSTITUTIONAL INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Contracts   Net realized gain/(loss) on          4,344/(4,567)       790,939                 (405,280)
                          futures, Increase/(decrease)
                          in unrealized appreciation/
                          (depreciation) on futures
------------------------------------------------------------------------------------------------------------------------------------

* Please see Note 6 on page 120 for options volume.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


3.  LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2009. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

4.  FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                 Average Daily                              Advisory and
                                                              Net Assets of Fund                        Administration Fees*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                0.55%
Core Value Equity Fund                                          Next $25 million                                0.45%
Premier Growth Equity Fund                                      Over $50 million                                0.35%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                0.15%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund**                                       First $250 million                                0.95%
                                                               Next $250 million                                0.90%
                                                               Over $500 million                                0.85%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                0.75%
                                                                Next $50 million                                0.65%
                                                                Over $75 million                                0.55%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                0.45%
                                                                Next $25 million                                0.40%
                                                                Over $50 million                                0.35%
------------------------------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                                0.35%
                                                                Next $25 million                                0.30%
                                                                Next $50 million                                0.25%
                                                               Over $100 million                                0.20%
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                0.25%
                                                                Next $25 million                                0.20%
                                                                Next $50 million                                0.15%
                                                               Over $100 million                                0.10%
------------------------------------------------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund. There were no waivers or reimbursements for the period ended September 30, 2009.
** The advisory and administration fees shown for the Small-Cap Equity Fund became effective on October 1, 2008.

Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information).

5.  SUB-ADVISORY FEES

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund's assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the respective Fund's assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GE Asset Management pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. ("SSgA FM"), sub-adviser to the S&P 500 Index Fund.

6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2009, were as follows:

                                             U.S. Government Securities                         Other Securities
                                          ---------------------------------            --------------------------------------
                                          Purchases                 Sales                 Purchases              Sales
-----------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                          $        --          $           --           $ 190,832,372         $214,448,178
S&P 500 Index Fund                                 --                      --               7,724,987           66,214,653
Core Value Equity Fund                             --                      --              84,764,309           58,842,159
Premier Growth Equity Fund                         --                      --              50,946,771           58,989,955
Small-Cap Equity Fund                              --                      --             262,455,882          223,744,581
International Equity Fund                          --                      --           1,507,444,221          727,873,560
Strategic Investment Fund                 486,390,093             507,030,171             244,313,039          194,149,834
Income Fund                               967,068,446           1,023,326,185             203,761,191          186,523,785


Notes to Financial Statements                                 September 30, 2009
--------------------------------------------------------------------------------


OPTIONS During the period ended September 30, 2009, the following option contracts were written:

                                       GE Institutional Small-Cap Equity Fund
------------------------------------------------------------------------------
                                        Number of
                                        Contracts              Premium
------------------------------------------------------------------------------
Balance as of September 30, 2008             --            $           --
Written                                   5,766                 1,167,788
Closed and expired                       (5,645)               (1,134,272)
------------------------------------------------------------------------------
Balance as of September 30, 2009            121            $       33,516
------------------------------------------------------------------------------


7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2009 were:

                                                      5% or Greater Shareholders
                                               -----------------------------------------
                                               Number                   % of Fund Held      % of Fund Held by GE Affiliates*
-----------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                  5                              70%                        39%
S&P 500 Index Fund                                4                              82%                        15%
Core Value Equity Fund                            5                              90%                        18%
Premier Growth Equity Fund                        6                              70%                        21%
Small-Cap Equity Fund                             1                              91%                        91%
International Equity Fund                         2                              68%                        44%
Strategic Investment Fund                         3                              83%                        83%
Income Fund                                       4                              74%                        49%
Money Market Fund                                 5                              94%                        16%


Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

8.  MONEY MARKET FUND GUARANTEE PROGRAM

The GE Institutional Money Market Fund participated in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through September 18, 2009, the day the Program expired. Under the Program, if the Fund's market value per share dropped below $0.995 on any day while the Program was in effect, and the Fund was subsequently liquidated, shareholders of record on that date who also held shares in the Fund on September 19, 2008 would have been eligible to receive a payment from the U.S. Department of Treasury. No such guarantee event occurred during the term of the Program.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

Board of Trustees and Shareholders
GE Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds (collectively, the "Funds"), as of September 30, 2009 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2009, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                                    KPMG LLP [SIGNATURE OMITTED]

Boston, Massachusetts
November 24, 2009

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 2009

The following Funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2009, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

                                                          Total Foreign                                      Total Foreign
                                                          Source Income                                       Taxes Paid
------------------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds -- International Equity Fund        $58,071,571                                        $5,875,694


During the year ended September 30, 2009, the following Funds paid to shareholders of record on December 22, 2008, the following long-term capital gain dividends reported on Form 1099 for 2008:


Fund                                                                                                       Per Share Amount
------------------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds -- Core Value Equity Fund                                                               $0.16189
GE Institutional Funds -- Premier Growth Equity Fund                                                           $1.07489
GE Institutional Funds -- International Equity Fund                                                            $1.10540
GE Institutional Funds -- Strategic Investment Fund                                                            $0.04469


For the fiscal year ended September 30, 2009, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:


Fund                                                                                                               QDI
------------------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds -- U.S. Equity Fund                                                                   $   6,877,854
GE Institutional Funds -- S&P 500 Index Fund                                                                 $   2,732,837
GE Institutional Funds -- Core Value Equity Fund                                                             $   1,669,948
GE Institutional Funds -- Premier Growth Equity Fund                                                         $   3,477,135
GE Institutional Funds -- Small-Cap Equity Fund                                                              $   4,498,047
GE Institutional Funds -- International Equity Fund                                                          $  56,492,872
GE Institutional Funds -- Strategic Investment Fund                                                          $   7,137,725


For corporate shareholders the following represent the amounts that may be eligible for the dividends received deduction:


Fund name                                                                                                          DRD
------------------------------------------------------------------------------------------------------------------------------------
GE Institutional Funds -- U.S. Equity Fund                                                                       100.00%
GE Institutional Funds -- S&P 500 Index Fund                                                                     100.00%
GE Institutional Funds -- Core Value Equity Fund                                                                 100.00%
GE Institutional Funds -- Premier Growth Equity Fund                                                              88.00%
GE Institutional Funds -- Small-Cap Equity Fund                                                                  100.00%
GE Institutional Funds -- Strategic Investment Fund                                                               19.60%


The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    60

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President of GEAM
from February 1997 to March 2007; President and Chief Executive Officer - Mutual Funds and Intermediary Business of GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    51

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Funds since 1993 and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee, GE Volunteers since 1993; Director - GE Asset Management (Ireland) Limited, since February 1999. Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    48

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings &Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     51

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    49

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    GEAM Mutual Funds Operations
Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   43

POSITION(S) HELD WITH FUND   Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - five years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Senior Vice President and Deputy
General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   63

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    General Partner, NGN Capital
since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    43

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993; Director
of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   61

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993; Director
of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   74

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 12 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993; Director
of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

ADAM W. ACKERMANN is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer - U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

PAUL M. COLONNA is the President and Chief Investment Officer -- Fixed Income and a Director at GE Asset Management since March 2007. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and for the CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the CORE VALUE EQUITY FUND in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of structured products in 2007.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

RALPH R. LAYMAN is the President and Chief Investment Officer - Public Equities and a Director at GE Asset Management. He co-manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became an Executive Vice President in 1992 and President - International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. EQUITY FUND and STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

MICHAEL J. SOLECKI is the Chief Investment Officer - International Equities at GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the STRATEGIC INVESTMENT FUND since July 2004, and the SMALL-CAP EQUITY FUND since October 2009. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - U.S. Equities in 1991, Senior Vice President - International Equities in 1995, President - Investment Strategies in July 2006 and President - U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES (SUB-ADVISERS)

KARL SCHNEIDER is the lead portfolio manager for the S&P 500 FUND, a Vice President of State Street Global Advisors ("SSgA") and a Principal of SSgA FM. Mr. Schneider joined the firm in 1996 and is a member of the firm's Global Structured Products Team. Mr. Schneider manages a variety of the firm's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

JOHN TUCKER, CFA, is a portfolio manager for the S&P 500 FUND, a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker joined the firm in 1988 and is Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

JACK FEILER is a portfolio manager of SMALL-CAP EQUITY FUND and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

SCOTT T. BRAYMAN, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC ("Champlain") and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex Capital, LP ("GlobeFlex") and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, Inc. ("SouthernSun") and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY
Jeanne M. La Porta

ASSISTANT SECRETARY
Joseph A. Carucci
Joon Won Choe

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member FINRA and SIPC

CUSTODIAN
State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Daniel O. Coloa, EVP, CHIEF FINANCIAL OFFICER

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -
MUTUAL FUNDS AND INTERMEDIARY BUSINESS

Ralph R. Layman, PRESIDENT AND CO-CHIEF INVESTMENT OFFICER - PUBLIC EQUITIES

Maureen B. Mitchell, PRESIDENT - INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY

Judith M. Studer, CHIEF MARKET STRATEGIST

Donald W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS

John J. Walker, EVP, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES



At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

130


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $137,500 in 2008 and $136,050 in 2009.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 07, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 07, 2009

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  December 07, 2009

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.